33-14905

   Filed with the Securities and Exchange Commission
                   March 10, 1998

          SECURITIES AND EXCHANGE COMMISSION
                Washington, D.C.  20549

                       FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [ ]
    Pre-Effective Amendment No.       [ ]
    Post-Effective Amendment No. 33   [x]

                          and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ ]
    Amendment No. 36                  [x]

THORNBURG INVESTMENT TRUST (formerly "Thornburg Income Trust"
(Exact Name of Registrant as Specified in Charter)

119 East Marcy Street, Suite 202, Santa Fe, NM  87501
(Address of Principal Executive Office)      (Zip Code)

Registrant's Telephone Number, including Area Code
(505) 984-0200

H. Garrett Thornburg, Jr.
119 East Marcy Street, Suite 202
Santa Fe, New Mexico  87501
(Name and Address of Agent for Service

It is proposed that this filing will become effective (check appropriate box):

    [ ]  Immediately upon filing pursuant to paragraph (b) of Rule 485
    [ ]  On (date) pursuant to paragraph (b)
    [ ]  60 days after filing pursuant to paragraph (a)
    [ ]  On [date] pursuant to paragraph (a)(1)
    [x]  75 days after filing pursuant to paragraph (a)(2)
    [ ]  On    [date]    pursuant to paragraph (a)(2)

The Registrant has registered an indefinite number or amount of securities in accordance with Rule 24 under the Securities Act of 1933, and filed a Rule 24f-2 Notice for the fiscal year ended
September 30, 1997 on December 19, 1997.

              THORNBURG INVESTMENT TRUST

    (i)    Thornburg Limited Term U.S. Government Fund
    (ii)   Thornburg Intermediate Municipal Fund
    (iii)  Thornburg New Mexico Intermediate Municipal Fund
    (iv)   Thornburg Texas Intermediate Municipal Fund
    (v)    Thornburg Limited Term Income Fund
    (vi)   Thornburg Alabama Intermediate Municipal Fund
    (vii)  Thornburg Arizona Intermediate Municipal Fund
    (viii) Thornburg Pennsylvania Intermediate Municipal Fund
    (ix)   Thornburg Florida Intermediate Municipal Fund
    (x)    Thornburg Tennessee Intermediate Municipal Fund
    (xi)   Thornburg Utah Intermediate Municipal Fund
    (xii)  Thornburg Value Fund
    (xiii) Thornburg New York Intermediate Municipal Fund

                            CONTENTS

Facing Sheet

Contents

Cross Reference Sheets   (Thornburg Limited Term U.S. Government
                          Fund [Class A shares and Class C shares];
                          Thornburg Limited Term Income Fund
                          [Class A shares and Class C shares])

Cross Reference Sheets   (Thornburg Intermediate Municipal Fund;
                          [Class A and Class C shares]
                          Thornburg New Mexico Intermediate Municipal Fund [Class A shares];
                          Thornburg Florida Intermediate Municipal Fund [Class A shares];
                          Thornburg New York Intermediate Municipal Fund [Class A shares];
                          Thornburg Alabama Intermediate Municipal Fund [Class A shares and Class C shares];
                          Thornburg Arizona Intermediate Municipal Fund [Class A shares and Class C shares];
                          Thornburg Pennsylvania Intermediate Municipal Fund [Class A shares and Class C shares];
                          Thornburg Tennessee Intermediate Municipal Fund [Class A shares and Class C shares];
                          Thornburg Texas Intermediate Municipal Fund
                          [Class A shares and Class C shares];
                          Thornburg Utah Intermediate Municipal Fund
                          [Class A shares and Class C shares])

Cross Reference Sheets    (Thornburg Value Fund [Class A shares and
                          Class C shares]; Thornburg Global Value Fund
                          [Class A shares and Class C shares])

Cross Reference Sheets   (Thornburg Intermediate Municipal Fund
                         [Institutional Class]; Thornburg Limited Term U.S.
                         Government Fund [Institutional Class]; Thornburg
                         Limited Term Income Fund [Institutional Class];
                         Thornburg Value Fund [Institutional Class])

Prospectus               (Thornburg Limited Term U.S. Government Fund
                          [Class A shares and Class C shares];
                          Thornburg Limited Term Income Fund
                          [Class A shares and Class C shares])

Prospectus               (Thornburg Intermediate Municipal Fund;
                          [Class A and Class C shares]
                          Thornburg New Mexico Intermediate Municipal Fund [Class A shares];
                          Thornburg Florida Intermediate Municipal Fund [Class A shares];
                          Thornburg New York Intermediate Municipal Fund [Class A shares];
                          Thornburg Alabama Intermediate Municipal Fund [Class A shares and Class C shares];
                          Thornburg Arizona Intermediate Municipal Fund [Class A shares and Class C shares];
                          Thornburg Pennsylvania Intermediate Municipal Fund [Class A shares and Class C shares];
                          Thornburg Tennessee Intermediate Municipal Fund [Class A shares and Class C shares];
                          Thornburg Texas Intermediate Municipal Fund
                          [Class A shares and Class C shares];
                          Thornburg Utah Intermediate Municipal Fund
                          [Class A shares and Class C shares])

Prospectus               (Thornburg Value Fund [Class A shares and
                          Class C shares]; Thornburg Global Value Fund
                          [Class A shares and Class C shares])

Prospectus               (Thornburg Intermediate Municipal Fund
                          [Institutional Class shares];
                          Thornburg Limited Term U.S. Government Fund
                          [Institutional Class Shares];
                          Thornburg Limited Term Income Fund
                          [Institutional Class shares];
                          Thornburg Value Fund [Class A and
                          Class C shares])

Statement of Additional  (Thornburg Limited Term U.S. Government Fund
Information               [Class A shares and Class C shares];
                          Thornburg Limited Term Income Fund
                          [Class A shares and Class C shares])

Statement of Additional  (Thornburg Intermediate Municipal Fund
Information               [Class A shares and Class C shares];
                          Thornburg New Mexico Intermediate Municipal Fund
                          [Class A shares];
                          Thornburg Florida Intermediate Municipal Fund
                          [Class A shares];
                          Thornburg New York Intermediate Municipal Fund
                          [Class A shares];
                          Thornburg Alabama Intermediate Municipal Fund
                          [Class A shares and Class C shares];
                          Thornburg Arizona Intermediate Municipal Fund
                          [Class A shares and Class C shares];
                          Thornburg Pennsylvania Intermediate Municipal Fund
                          [Class A shares and Class C shares];
                          Thornburg Tennessee Intermediate Municipal Fund
                          [Class A shares and Class C shares];
                          Thornburg Texas Intermediate Municipal Fund
                          [Class A shares and Class C shares];
                          Thornburg Utah Intermediate Municipal Fund
                          [Class A shares and Class C shares])


Statement of Additional     (Thornburg Value Fund [Class A shares and
Information                 Class C shares]; Thornburg Global Value Fund
                            [Class A shares and Class C shares])

Statement of Additional  (Thornburg Intermediate Municipal Fund
Information               [Institutional Class shares];
                          Thornburg Limited Term U.S. Government Fund
                          [Institutional Class shares];
                          Thornburg Limited Term Income Fund
                          [Institutional Class shares]; and
                          Thornburg Value Fund
                          [Institutional Class shares])


Part C

Signature Page

Exhibits

              THORNBURG INVESTMENT TRUST
                 CROSS REFERENCE SHEETS
         ("Thornburg Limited Term Income Funds"
             [Class A and Class C shares])
       Thornburg Limited Term U.S. Government Fund
           Thornburg Limited Term Income Fund

Form N-1A Item Number
Part A                               Prospectus Caption

1 . . . . . . . . . . . . . . . . . . . . . .Cover Page
2 (a) . . . . . . . . . . . . . . . EXPENSE INFORMATION
2 (b) . . . . . . . . . . . . . . . . . . . . THE FUNDS
3 . . . . . . . . . . . . . . . . .FINANCIAL HIGHLIGHTS
4 (a)(i)  . . . . . . . . . . ORGANIZATION OF THE FUNDS
  (a)(ii), (b) & (c).INVESTMENT OBJECTIVES AND POLICIES
       5  . . . . . . . . . INFORMATION ABOUT THE FUNDS
  (a) . . . . . .Organization of the Funds; TMC and TSC
  (b) . . . . . . . . . . . . . . . . . . . TMC and TSC
  (c) . . . . . . . . . . . . . . . . . . . TMC and TSC
  (d) . . . . . . . . . . . . . . . . . . . TMC and TSC
                                          Outside Cover
  (e) . . . . . . . . . . . . . . . . . . Outside Cover
  (f) . . . . . . . . . . . . . . . . . . . TMC and TSC
  (g) . . . . . . . . . . . . . . . . .  Not Applicable
5 A . . . . . MANAGEMENT DISCUSSION OF FUND PERFORMANCE
6 (a) . . . . . . . . . . . . Organization of the Funds
                              Organization of the Funds
  (b) . . . . . . . . . . . . . . . . .  Not Applicable
  (c) . . . . . . . . . . . . . . . . .  Not Applicable
  (d) . . . . . . . . . . . . . . . . .  Not Applicable
  (e) . . . . . . . . . . Cover Page; INVESTOR SERVICES
  (f) . . . . . . . .  SHAREHOLDER AND ACCOUNT POLICIES
  (g) . . . . . . . . . . . . . . . . . . . . . . TAXES
  (h) . . . . . . . .  YOUR ACCOUNT; Buying Fund Shares
7 (a) . . . . . . . . . . . . . . . . . . Outside Cover
  (b), (c), (d) . . . YOUR ACCOUNT / Buying Fund Shares
  (e) . .  SERVICE AND DISTRIBUTION PLANS; Service Plan
  (f) . . . . . . . . .  SERVICE AND DISTRIBUTION PLANS
8 . . . . . . . . . . . . . . . . . SELLING FUND SHARES
  (a), (b)  . . . . . . . . . . . . SELLING FUND SHARES
  (c) . . . . . . . . . . . . . . . SELLING FUND SHARES
  (d) . . . . . . . . . . . . . . . Transaction Details
9 . . . . . . . . . . . . . . . . . . .  Not Applicable

Part B              Statement of Additional Information

10  . . . . . . . . . . . . . . . . . . . . .Cover Page
11  . . . . . . . . . . . . . . . . . TABLE OF CONTENTS
12  . . . . . . . . . . . . . . . . . .  Not Applicable
13
  (a) . . . . . . .  INVESTMENT OBJECTIVES AND POLICIES
  (b) . . . . . . . . . . . . . .INVESTMENT LIMITATIONS
  (c) . . . . . . . .INVESTMENT OBJECTIVES AND POLICIES
  (d) . . . . . . . .INVESTMENT OBJECTIVES AND POLICIES
14 (a), (b) . . . . . . . . . . . . . . . . .MANAGEMENT
   (c)  . . . . . . . . . . . . . . . .  Not Applicable
15  . . . . . . . . . . . . . . . . . .  Not Applicable
16 (a), (b), (c). . . . . . . . .INVESTMENT ADVISER AND
                         INVESTMENT ADVISORY AGREEMENT;
                                             MANAGEMENT
  (d) . . . . . . . . . . . . . . . . .  Not Applicable
  (e) . . . . . . . . . . . . . . . . .  Not Applicable
  (f) . . . . . . . . . . . . .  INVESTMENT ADVISER AND
                         INVESTMENT ADVISORY AGREEMENT;
                         SERVICE AND DISTRIBUTION PLANS
  (g) . . . . . . . . . . . . . . . . .  Not Applicable
  (h) . . . . . . . . .Prospectus; INDEPENDENT AUDITORS
  (i) . . . . . . . . . . . . . . . . .  Not Applicable
17  . . . . . . . . . . . . . .  PORTFOLIO TRANSACTIONS
18  . . . . . . . . . . . . . . . . . . . .  Prospectus
19  . . . . . . . . Prospectus; PURCHASE OF FUND SHARES
20  . . . DISTRIBUTIONS, TAXES AND SHAREHOLDER ACCOUNTS
21  . . . . . . . . . . . . . . . . . . . . DISTRIBUTOR
22  . . . . . . . . . DETERMINATION OF NET ASSET VALUE;
                                      YIELD COMPUTATION
23  . . . . . . . . . . . . . . .  FINANCIAL STATEMENTS


              THORNBURG INVESTMENT TRUST
                CROSS REFERENCE SHEETS
       ("Thornburg Intermediate Municipal Funds"
         [Class A shares and Class C shares])
         Thornburg Intermediate Municipal Fund
   Thornburg New Mexico Intermediate Municipal Fund
     Thornburg Florida Intermediate Municipal Fund
    Thornburg New York Intermediate Municipal Fund
     Thornburg Alabama Intermediate Municipal Fund
     Thornburg Arizona Intermediate Municipal Fund
  Thornburg Pennsylvania Intermediate Municipal Fund
    Thornburg Tennessee Intermediate Municipal Fund
      Thornburg Texas Intermediate Municipal Fund
      Thornburg Utah Intermediate Municipal Fund

Form N-1A Item Number
Part A                               Prospectus Caption

1 . . . . . . . . . . . . . . . . . . . . . .Cover Page
2 (a) . . . . . . . . . . . . . . . EXPENSE INFORMATION
  (b) . . . . . . . . . . . . . . . . .  Not Applicable
3 . . . . . . . . . . . . . . . .  FINANCIAL HIGHLIGHTS
4 (a)(i). . . . . . . .Special Considerations Affecting
                                    Single-State Funds;
                              Organization of the Funds
                              Organization of the Funds
  (a)(ii), (b) & (c).INVESTMENT OBJECTIVES AND POLICIES
5 . . . . . . . . . . . . . INFORMATION ABOUT THE FUNDS
  (a) . . . . . .Organization of the Funds; TMC and TSC
  (b) . . . . . . . . . . . . . . . . . . . TMC and TSC
  (c) . . . . . . . . . . . . . . . . . . . TMC and TSC
  (d) . . . . . . . . . . . . . . . . . . . TMC and TSC
                                          Outside Cover
  (e) . . . . . . . . . . . . . . . . . . Outside Cover
  (f) . . . . . . . . . . . . . . . . . . . TMC and TSC
  (g) . . . . . . . . . . . . . . . . .  Not Applicable
5 A . . . . . MANAGEMENT DISCUSSION OF FUND PERFORMANCE
6 (a) . . . . . . . . . . . . Organization of the Funds
                              Organization of the Funds
  (b) . . . . . . . . . . . . . . . . .  Not Applicable
  (c) . . . . . . . . . . . . . . . . .  Not Applicable
  (d) . . . . . . . . . . . . . . . . .  Not Applicable
  (e) . . . . . . . . . . Cover Page; INVESTOR SERVICES
  (f) . . . . . . . .  SHAREHOLDER AND ACCOUNT POLICIES
  (g) . . . . . . . . . . . . . . . . . . . . . . TAXES
  (h) . . . . . . . .  YOUR ACCOUNT; Buying Fund Shares
7 (a) . . . . . . . . . . . . . . . . . . Outside Cover
  (b), (c), (d) . . . YOUR ACCOUNT / Buying Fund Shares
  (e) . .  SERVICE AND DISTRIBUTION PLANS; Service Plan
  (f) . . . . . . . . .  SERVICE AND DISTRIBUTION PLANS
8 . . . . . . . . . . . . . . . . . SELLING FUND SHARES
  (a), (b)  . . . . . . . . . . . . SELLING FUND SHARES
  (c) . . . . . . . . . . . . . . . SELLING FUND SHARES
  (d) . . . . . . . . . . . . . . . Transaction Details
9 . . . . . . . . . . . . . . . . . . .  Not Applicable

Part B              Statement of Additional Information

10  . . . . . . . . . . . . . . . . . . . .  Cover Page
11  . . . . . . . . . . . . . . . . . TABLE OF CONTENTS
12  . . . . . . . . . . . . . . . . . .  Not Applicable
13
  (a) . . . . . . .  INVESTMENT OBJECTIVES AND POLICIES
  (b) . . . . . . . . . . . . .  INVESTMENT LIMITATIONS
  (c) . . . . . . .  INVESTMENT OBJECTIVES AND POLICIES
  (d) . . . . . . .  INVESTMENT OBJECTIVES AND POLICIES
                     Investment Policies and Techniques
14 (a), (b) . . . . . . . . . . . . . . . .  MANAGEMENT
   (c). . . . . . . . . . . . . . . . .  Not Applicable
15  . . . . . . . . . . . . . . . . . .  Not Applicable
16 (a), (b), (c)                 INVESTMENT ADVISER AND
                         INVESTMENT ADVISORY AGREEMENT;
                                             MANAGEMENT
  (d) . . . . . . . . . . . . . . . . .  Not Applicable
  (e) . . . . . . . . . . . . . . . . .  Not Applicable
  (f) . . . . . . . . . . . . . .INVESTMENT ADVISER AND
                          INVESTMENT ADVISORY AGREEMENT
 . . . . . . . . . . . . .SERVICE AND DISTRIBUTION PLANS
  (g) . . . . . . . . . . . . . . . . .  Not Applicable
  (h) . . . . . . . .  Prospectus; INDEPENDENT AUDITORS
  (i) . . . . . . . . . . . . . . . . .  Not Applicable
17. . . . . . . . . . . . . . .  PORTFOLIO TRANSACTIONS
18  . . . . . . . . . . . . . . . . . . . .  Prospectus
19  . . . . . . . . Prospectus; PURCHASE OF FUND SHARES
20  . . . DISTRIBUTIONS, TAXES AND SHAREHOLDER ACCOUNTS
21  . . . . . . . . . . . . . . . . . . . . DISTRIBUTOR
22  . . . . . . . . . DETERMINATION OF NET ASSET VALUE;
                                      YIELD COMPUTATION
23  . . . . . . . . . . . . . Incorporated by reference

              THORNBURG INVESTMENT TRUST
                CROSS REFERENCE SHEETS
    Thornburg Value Fund and Thornburg Global Value Fund
          [Class A shares and Class C Shares]

Form N-1A Item Number
Part A                               Prospectus Caption
1 . . . . . . . . . . . . . . . . . . . . .  Cover Page
2 (a) . . . . . . . . . . . . . . . . . . . . KEY FACTS
  (b) . . . . . . . . . . . . . . . . . . . . KEY FACTS
3 . . . . . . . . . . . . . . . . . . .  Not Applicable
4 (a)(i). . . . . . . . . . . . . .  THE FUND IN DETAIL
                              ORGANIZATION OF THE FUNDS
      (ii)  . . . . . . . . . . . . . . . . . KEY FACTS
                                   The Fund at a Glance
                       INVESTMENT PRINCIPLES AND RISKS;
                   SECURITIES AND INVESTMENT PRACTICES;
       FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
   (b). . . . . . . . .INVESTMENT PRINCIPLES AND RISKS;
                    SECURITIES AND INVESTMENT PRACTICES
5 (a) . . . . . . . . . . . . . . .  THE FUND IN DETAIL
                              ORGANIZATION OF THE FUNDS
  (b), (c). . . . . . . . . . . . . .THE FUND IN DETAIL
                              ORGANIZATION OF THE FUNDS
5 A . . . . . . . . . . . . . . . . . .  Not Applicable
6 (a) . . . . . . . . . . . . . . .  THE FUND IN DETAIL
                              ORGANIZATION OF THE FUNDS
  (b) . . . . . . . . . . . . . . . . .  Not Applicable
  (c) . . . . . . . . . . . . . . . . .  Not Applicable
  (d) . . . . . . . . . . . . . . . . .  Not Applicable
  (e) . . . . . . . . . . . . . . . .THE FUND IN DETAIL
                              ORGANIZATION OF THE FUNDS
  (f), (g). . . . . .  SHAREHOLDER AND ACCOUNT POLICIES
  (h) . . . . . . . . . . . . . . .  BUYING FUND SHARES
7 (a) . . . . . . . . . . . . . . . .THE FUND IN DETAIL
                              ORGANIZATION OF THE FUNDS
   (b), (c), (d) . . . . . . . . . . BUYING FUND SHARES
   (e), (f). . . . . . . . . .ORGANIZATION OF THE FUNDS
  (g) . . . . . . . . . . . . . . . .BUYING FUND SHARES
                                        Class B Shares;
                                    SELLING FUND SHARES
8 (a), (b), (c) . . . . . . . . . . SELLING FUND SHARES
  (d) . . . . . . . . . . . . . . . TRANSACTION DETAILS
9 . . . . . . . . . . . . . . . . . . .  Not Applicable

Part B              Statement of Additional Information

10. . . . . . . . . . . . . . . . . . . . .  Cover Page
11  . . . . . . . . . . . . . . . . . TABLE OF CONTENTS
12  . . . . . . . . . . . . . . . . . . . .  Cover Page
13
  (a) . . . . . . . INVESTMENT POLICIES AND LIMITATIONS
  (b) . . . . . . . INVESTMENT POLICIES AND LIMITATIONS
  (c) . . . . . . . INVESTMENT POLICIES AND LIMITATIONS
  (d) . . . . . . . . . . . . . . . . . . .  Prospectus
14 (a), (b) . . . . . . . . . . . TRUSTEES AND OFFICERS
   (c). . . . . . . . . . . . . . . . .  Not Applicable
15  . . . . . . . . . . . . . . . . . .  Not Applicable
16 (a), (b), (c). . . . . . . .  INVESTMENT ADVISER AND
                          INVESTMENT ADVISORY AGREEMENT
  (d)                            INVESTMENT ADVISER AND
                          INVESTMENT ADVISORY AGREEMENT
  (e) . . . . . . . . . . . . . . . . .  Not Applicable
  (f) . . . . . . . . . . . . . INVESTMENT ADVISORY AND
                     ADMINISTRATIVE SERVICES AGREEMENTS
                         SERVICE AND DISTRIBUTION PLANS
  (g) . . . . . . . . . . . . . . . . .  Not Applicable
  (h) . . . . . . . .  Prospectus; INDEPENDENT AUDITORS
  (i) . . . . . . . . . . . . . . . . .  Not Applicable
17. . . . . . . . . . . . . . .  PORTFOLIO TRANSACTIONS
18  . . . . .  Prospectus; CONVERSION OF CLASS B SHARES
19  . . . . . . . . . . . . . . . . . . . . Prospectus;
         ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
20  . . . . . . . . . . . . . . DISTRIBUTIONS AND TAXES
21  . . . . . . . . . . . . . . . . . . . . DISTRIBUTOR
22  . . . . . . . . . . . . . . . . . . . . PERFORMANCE
23  . . . . . . . . . . . . . . .  FINANCIAL STATEMENTS

              THORNBURG INVESTMENT TRUST
                CROSS REFERENCE SHEETS
        Thornburg Intermediate Municipal Fund
                 [Institutional Class]
      Thornburg Limited Term U.S. Government Fund
                 [Institutional Class]
          Thornburg Limited Term Income Fund
                 [Institutional Class]
                 Thornburg Value Fund
                 [Institutional Class]

Form N-1A Item Number
Part A                               Prospectus Caption

1 . . . . . . . . . . . . . . . . . . . . . .Cover Page
2 (a) . . . . . . . . . . . . . . . EXPENSE INFORMATION
  (b) . . . . . . . . . . . . . . . . .  Not Applicable
3 . . . . . . . . . . . . . . . . . . .  Not Applicable
4 (a)(i). . . . . . . . . . . ORGANIZATION OF THE FUNDS
  (a)(ii), (b) & (c).INVESTMENT OBJECTIVES AND POLICIES
5 . . . . . . . . . . . . .  ORGANIZATION OF THE FUNDS;
                                            TMC and TSC
5 A . . . . . . . . . . . . . . . . . .  Not Applicable
6 (a) . . . . . . . . . . . . ORGANIZATION OF THE FUNDS
  (b) . . . . . . . . . . . . . . . . .  Not Applicable
  (c) . . . . . . . . . . . . . . . . .  Not Applicable
  (d) . . . . . . . . . . . . . . . . . . .  Cover Page
  (e) . . . . . . . . . . Cover Page; INVESTOR SERVICES
  (f) . . . . . . . .  SHAREHOLDER AND ACCOUNT POLICIES
  (g) . . . . . . . . . . . . . . . . . . . . . . TAXES
  (h) . . . . . . . . . . . . . . . . . . . Cover Page;
                      YOUR ACCOUNT - Buying Fund Shares
7 (a) . . . . . . . . . . . . .  ADDITIONAL INFORMATION
  (b), (c), (d) . . . . . . . . . . . . . YOUR ACCOUNT;
                                    TRANSACTION DETAILS
8 (a), (b), (c) and (d) . . . . . . SELLING FUND SHARES
9 . . . . . . . . . . . . . . . . . . .  Not Applicable

Part B              Statement of Additional Information

10  . . . . . . . . . . . . . . . . . . . .  Cover Page
11  . . . . . . . . . . . . . . . . . TABLE OF CONTENTS
12  . . . . . . . . . . . . . . . . . . . .  Cover Page
13  . . . . . . . .  INVESTMENT OBJECTIVES AND POLICIES
14  . . . . . . . . . . . . . . . . . . . .  MANAGEMENT
15  . . . . . . . . . . . . . . . . . .  Not Applicable
16  .INVESTMENT ADVISER, INVESTMENT ADVISORY AGREEMENTS
                AND ADMINISTRATIVE SERVICES AGREEMENTS;

17. . . . . . . . . . . . . . .  PORTFOLIO TRANSACTIONS
18  . . . . . . . . . . . . . . . . . . . .  Prospectus
19  . . . . . . . . . . . . . . . . . . . .  Prospectus
20  . . . . . . . . . . . . . . . . . . . . . . . TAXES
21  . . . . . . . . . . . . . . . . . . . . DISTRIBUTOR
22  . . . . . . . . . YIELD AND PERFORMANCE INFORMATION
23  . . . . . . . . . . . . . . .  FINANCIAL STATEMENTS

                                  PART A

                                 THORNBURG
                                 VALUE FUND




                                  THORNBURG
                                    GLOBAL
                                  VALUE FUND





                                  Prospectus
                                 May __, 1998


Not FDIC-Insured                                               May Lose Value
                                                            No Bank Guarantee

THORNBURG
VALUE FUND

THORNBURG
GLOBAL
VALUE FUND

Prospectus, May ___, 1998


Thornburg Value Fund and Thornburg Global Value Fund seek long-term capital appreciation by investing in portfolios of securities selected on a value basis. Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how each Fund invests and the services available to shareholders.

To learn more about the Funds and their investments, you can obtain a copy of the Funds' Statement of Additional Information (SAI)
dated May ___, 1998. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference
(legally forms a part of the prospectus). For a free copy of either document, call your financial advisor or Thornburg Securities
Corporation at 1-800-847-0200.
___________________________________________________________________________

MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS (INCLUDING POSSIBLE LOSS OF PRINCIPAL) AND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, AND ARE NOT INSURED BY, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY GOVERNMENT AGENCY.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
CONTRARY IS  A CRIMINAL OFFENSE.
___________________________________________________________________________

Notes
-----

TABLE OF
CONTENTS


               1         The Funds at a Glance
               3         Expense Information
               4         Financial Highlights
               4         Management Discussion of Fund Performance
               5         Prior Performance of the Investment Advisor
               6         Investment Principles
               7         Securities and Investment Practices and Risks
              10         Buying Fund Shares
              13         Description of Classes of Shares
              13         Opening an Account
              14         Selling Fund Shares
              15         Investor Services
              17         Dividends, Capital Gains, and Taxes
              18         Transaction Details
              20         Exchange Restrictions
              21         Calculation of Performance
              21         TMC and TSC
              22         Breakdown of Expenses
              22         Service and Distribution Plans
              23         Additional Information

KEY FACTS

THE FUNDS AT A GLANCE

Goal of each Fund Long-term capital appreciation. As with any mutual fund, there is no assurance that the Funds will achieve their goal.

Strategy Thornburg Value Fund invests mainly in domestic equity securities selected on a value basis using traditional and additional fundamental research and valuation methods. Thornburg Global Value Fund employs a similar strategy, but may invest more than half its assets outside the U.S. To a lesser extent, Value Fund may also invest in preferred stocks, domestic debt securities and foreign equity and debt securities, and Global Value Fund may also invest in preferred stocks and domestic and foreign debt securities.

Management The business and affairs of the Fund are managed by Thornburg Management Company, Inc. (TMC) under the direction of the Fund's Trustees. TMC was established in 1982 and currently manages $1.9 billion in mutual fund assets. TMC is committed to preserving and increasing the wealth of the mutual funds TMC manages. The key to growing real wealth is increasing buying power after taxes, inflation, and investment related expenses.

Who May Want to Invest. The Funds may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. Each Fund is designed for those who seek capital appreciation from a conservative style of investing in equities and, when appropriate, fixed income securities. Neither Fund is in itself a balanced investment plan. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Funds.

The value of each Fund's investments and the income they generate varies from day to day, generally reflecting changes in market conditions, political and economic news, interest rates, dividends, and specific corporate developments. Although stock prices (and a Fund's share price) can fluctuate dramatically over the short term in response to these factors, stocks historically have shown greater growth than other types of securities. When you sell your Fund shares, they may be worth more or less than what you paid for them.

THE ROLE OF FINANCIAL ADVISORS

The Funds are generally available for purchase through professional financial advisors who are either registered and licensed with the National Association of Securities Dealers, Inc. or are registered as investment advisors with the Securities and Exchange Commission or state securities administrators. Professional financial advisors are often employed by full service investment firms, financial planning firms, banks, insurance companies, or trust companies, and offer their services to both individual and institutional investors. Professional financial advisors may assist you in developing an understanding of your financial needs and in formulating long-term investment goals and objectives. In addition, financial advisors customarily may offer individual investors help in developing realistic expectations, providing assistance in creating customized financial plans, selecting investments, and monitoring and reviewing portfolios on an ongoing basis to assure proper positioning of investments within the context of an overall investment strategy.

They are also available to answer questions as well as helping investors "stay the course" of their long-term investment programs. These professionals are often paid either by sales charges on the initial purchase of mutual funds or by charging a fee for ongoing investment advice and services. (See pages 10-13 and page 19 for a full discussion of sales charges and exceptions for the Funds.)

Shareholder transaction expenses are charges you pay when you buy or sell shares of a Fund; for example, the 4.5% maximum sales
charge on purchases of a Fund's Class A shares.   Lower sales
charges are available for purchases over $50,000. Sales charges may be waived or reduced for certain purchasers.

Operating expenses. Operating a mutual fund involves a variety of expenses for portfolio management, shareholder statements, tax reporting, and other services. These expenses are paid from each Fund's assets; their effect is factored into any quoted share price or return.

Buying and selling Fund shares. Information on buying Fund shares begins on page 11 and information on selling Fund shares begins on page 16.

____________________________________________________________________________
SHAREHOLDER TRANSACTION EXPENSES
                                          Value Fund       Global Value Fund
                                       Class A   Class C   Class A   Class C
                                       -------   -------   -------   -------
  Maximum sales charge on purchases    4.5%      None       4.5%      None
  (as a % of offering price)

  Maximum sales charge on              None      None       None      None
  reinvested distributions

  Maximum contingent deferred sales    1.0%      1.0%       1.0%      1.0%
  sales charge (CDSC) on redemptions   <FN*>     <FN**>     <FN*>     <FN**>
  (as a % of the lesser of redemption
  proceeds or original purchase price)

<FN*>   Imposed only on redemption of purchases of $1 million
        or more or redemptions by certain employee benefit plans, if redemption occurs within one year of purchase.

<FN**>  Imposed only on redemptions within one year of purchase.

______________________________________________________________________

ANNUAL FUND OPERATING EXPENSES are paid out of the Funds' assets. The Funds pay management fees and administrative services fees to TMC. They also incur other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. The Funds' expenses are factored into their share price or dividends and are not charged directly to shareholder accounts. The following are projections based on estimated future expenses, and are calculated as a percentage of average net assets.

___________________________________________________________________________
ANNUAL OPERATING EXPENSES
(as a percentage of average net assets)
Thornburg Value Fund
                                          Class A   Class C
                                          -------   -------

 Management Fee                            .88%      .88%
 12b-1 Fee                                 .25%     1.00%
 Other expenses                            .40%      .50%
                                          -----     -----
 Total fund operating expenses            1.53%     2.38%

Expenses reflect rounding and are restated to reflect current fees for  Thornburg Value Fund.  Long-term Class C shareholders may pay more than the  economic equivalent of the maximum front-end sales charge permitted by regulations of the National Association of
Securities Dealers, Inc.
2

Thornburg Global Value Fund
                                          Class A   Class C
                                          -------   -------

 Management Fee                            .88%      .88%
 12b-1 Fee                                 .25%     1.00%
 Other expenses (after expense reimburse-  .40%      .50%
  ments for Class A and Class C)          -----     -----
 Total fund operating expenses            1.53%     2.38%

* Expenses reflect rounding. Other expenses are estimated and reflect a partial reimbursement by TMC. Absent these reimbursements, estimated other expenses for Class A and Class C would be higher and total fund operating expenses for Class A and for Class C also would be higher. Long-term
  Class C shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by regulations of the National
  Association of Securities Dealers, Inc.

_____________________________________________________________________________
CLASS FEATURES
Class A No sales charge $1 million and over  Class C  1% contingent deferred
        (Subject to 1% contingent deferred            sales charge for one
        sales charge if redeemed within one           year - Maximum purchase
        year).                                        amount is less than $1
                                                      million
_____________________________________________________________________________

EXAMPLES OF EXPENSES -
THORNBURG VALUE FUND & THORNBURG GLOBAL VALUE FUND

Examples:
Assuming a Fund's expense percentages remain the same, you would pay the following expenses on a $1,000 investment, assuming a 5%
annual return and redemption at the end of each time period.
Figures for Class A shares do not reflect 1% contingent deferred sales charge (CDSC) imposed only on redemptions of purchases of $1 million or more or redemption by certain employee benefit plans and charitable organizations, if redemption occurs within one year of purchase.
                        1 Year  3 Years  5 Years  10 Years
                        ------  -------  -------  --------
     Class A Shares      $61     $91      $125      $219
     Class C Shares      $34     $74      $127      $272

You would pay the following expenses on the same $1,000 investment assuming no redemption at the end of each period:
                        1 Year  3 Years  5 Years  10 Years
                        ------  -------  -------  --------
     Class A Shares      $61     $91      $125      $219
     Class C Shares      $24     $74      $127      $272

EXPLANATION OF TABLES

The expense figures shown in the tables above are presented to assist the investor in understanding the various costs the investor will bear, assuming the expense percentages remain the same for the periods shown. THE INFORMATION IN THE TABLES ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. In particular, TMC may not waive fees or reimburse Fund expenses in the future.

FINANCIAL HIGHLIGHTS

This table presents for Thornburg Value Fund per share income and capital changes for a share outstanding throughout the periods shown. This information has been audited by McGladrey & Pullen, LLP, independent auditors, whose report thereon is incorporated by reference in the Fund's registration statement. The information should be read in conjunction with the Fund's 1997 Annual Report.

                                       Year Ended          Year Ended
                                   September 30, 1997  September 30,
1996<FN(a)>
                                   ------------------  ----------------
---------
Class of Shares                         A         C        A         C
---------------                        ---       ---      ---       ---
Net asset value, beginning of year   $14.50    $14.51   $11.94    $11.94
                                     ------    ------   ------    -----
-
Income from investment operations:
  Net investment income                 .21       .07      .28       .18
Net realized and unrealized
  gain on investments                  6.28      6.27     2.56      2.57
                                       ----      ----     ----      ----
Total from investment operations       6.49      6.34     2.84      2.75
Less dividends from:
  Net investment income                (.20)     (.08)    (.28)     (.18)
  Capital gains distributions          (.37)     (.37)
Change in net asset value              5.92      5.89     2.56      2.57

Net asset value, end of year         $20.42    $20.40   $14.50    $14.51
                                     ======    ======   ======    ======
Total return <FN(b)>                  46.01%    44.77%   24.02%    23.20%

Ratios/Supplemental Data
Ratios to average net assets:
   Net investment income               1.35%      .48%    2.48%     1.73%
   Expenses, after expense reductions  1.61%     2.49%    1.55%     2.30%
   Expenses, before expense reductions 1.61%     2.73%    2.16%     6.51%

Portfolio turnover rate               78.83%    78.83%   59.62%    59.62%
                                      ======    ======   ======    ======
Average commission rate per share      $.042     $.042    $.062     $.062
Net assets
  at end of year (000's omitted)     $66,893    $9,999  $15,438    $1,267

  <FN(a)> Fund commenced operations on October 1, 1995.
  <FN(b)> Sales loads are not reflected in computing total return.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Investment results for Thornburg Value Fund for the fiscal year ended September 30, 1997 were favorably affected by a strong domestic economy, growth in corporate profits and a good environment for stocks generally. As Measured by the Standard and Poors 500 Index, the market rose 37.82%. The net asset value per share for A and C class shares rose to $20.42 and $20.40 from $14.50 and $14.51 at the end of fiscal 1996, or 40.83% and 40.59%, respectively. Distributions for Class A and C shares were $0.57 and $0.45 per share respectively, including $0.37 per share in capital gains. While holdings by industry were broadly diversified, meaningful position size in selected technology and financial service issues contributed importantly to positive investment performance. Upward earnings revisions during the year coupled with modest increases in consumer prices created an ideal interest rate environment for favorable equity valuations.

Thornburg Value Fund Index Comparison

Compares performance of Thornburg Value Fund and the Standard & Poor's 500 Index for the period October 1, 1995 to September 30, 1997. Past performance of the Index and the Fund may not be indicative of future performance. No results are shown for Thornburg Global Value Fund, which commenced operations on __________, 1998.

         <In the prospectus, this table appears as two side-by-side graphs>
Class A Shares                          Class C Shares
               FUND        S&P                     FUND        S&P
             A Shares      500                   C Shares      500
             --------    -------                 --------    -------

10/01/95      $9,552     $10,000                 $10,000     $10,000
10/31/95       9,112       9,970        10/95      9,539       9,970
11/30/95       9,504      10,407        11/95      9,941      10,407
12/31/95       9,502      10,608        12/95      9,931      10,608
 1/31/96       9,791      10,968         1/96     10,225      10,968
 2/29/96      10,152      11,070         2/96     10,595      11,070
 3/31/96      10,490      11,177         3/96     10,947      11,177
 4/30/96      10,594      11,342         4/96     11,048      11,342
 5/31/96      10,869      11,634         5/96     11,326      11,634
 6/30/96      10,806      11,678         6/96     11,261      11,678
 7/31/96      10,830      11,162         7/96     11,278      11,162
 8/31/96      11,171      11,398         8/96     11,624      11,398
 9/30/96      11,846      12,039         9/96     12,320      12,039
 . . . .                                . . .
12/31/96      13,095      13,041        12/96     13,592      13,041
 3/31/97      13,092      13,392         3/97     13,567      13,392
 6/30/97      15,034      15,727         6/97     15,532      15,727
 9/30/97      17,296      16,904         9/97     17,836      16,904

Average Annual Total Return             Average Annual Total Return
(at max. offering price)                (at max. offering price)
Class A Shares One Year                 Class C Shares One Year
(12 mos. ended 9/30/97):  39.47%        (12 mos. ended 9/30/97):  43.77%
Since inception:  31.56%                Since inception:  33.60%

PRIOR PERFORMANCE OF INVESTMENT ADVISER

The graph at the top of the next page shows the performance data for TMC's Private Investment Account for the period November 1, 1990 to August 25, 1995, which preceded Thornburg Value Fund's commencement of investment operations. The graph shows the change in a $10,000 investment in the Private Investment Account, and compares that change to the change in the Standard & Poor's 500 Index for the same period. This information is presented to assist prospective investors in Thornburg Value Fund to evaluate TMC as an investment adviser.

The Private Investment Account was owned by TMC and was managed by TMC using investment objectives, policies and management techniques substantially similar to those of the Value Fund. This was the only such account managed by TMC. The performance of the account has been adjusted downward to show what the results would have been assuming that expenses were charged at annual rates comparable to the expenses currently charged to Class A and Class C shares of Thornburg Value Fund. The current expense ratios for Class A and Class C Shares as of the date of this prospectus are 1.53% and 2.38%, respectively. See "Expense Information." The Class A expense adjustment assumes that the maximum Class A sales charge was imposed. the Class C adjustment assumes that the 1% sales charge on redemption was not imposed because no redemption occurred in the example shown. The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of large company stocks in general; results shown for the S&P 500 assume the reinvestment of dividends, but do not include any expenses or sales charges. The Private Investment Account was not subject to the diversification requirements, investment limitations and tax restrictions imposed on the Value fund by the Investment Company Act of 1940 and the mutual fund rules of the Internal Revenue Code, nor was the Private Investment Account subject to the need to redeem shares. Consequently, the performance results for the Account could have been adversely affected if the Account had been subject to those requirements. The Private Investment Account results are historical only, and are not intended to predict or suggest the returns which may or may not be realized by a future investment in the Value Fund. Investors should not consider this performance data as an indication of future performance of the Fund.

TMC Private Investment Account
November 1, 1990 - August 25, 1995
<In the prospectus, this information appears as a graph>

Y-axis = $0.00 - $30,000
X-axis = Nov 90 - Aug 95

                        Private Account            Private Account
         S&P 500        adj. for Class A expense   adj. for Class B expense
         -----------    ------------------------   ------------------------
Nov 90   $10,000        $ 9,500                     $10,000

Oct 91   $13,210        $15,718                     $16,381
Oct 92   $14,530        $18,686                     $19,454
Oct 93   $16,530        $25,181                     $26,249
Oct 94   $17,510        $22,710                     $23,425
Aug 95   $21,067        $28,629                     $29,373

Average Annual Total Return
November 1, 1990 - August 25, 1995

Private Investment Account Performance
Adjusted for:
    Class A Expenses     24.40%
    Class B Expenses     25.06%

S&P 500*:                16.67%

THE FUNDS IN DETAIL

INVESTMENT PRINCIPLES

Thornburg Value Fund and Thornburg Global Value Fund are mutual funds, which pool investors' money and invest towards specified goals. Each Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. This goal is a fundamental policy of each Fund and may be changed only with shareholder approval. The Value Fund expects to invest its assets primarily in domestic equity securities selected on a value basis. However, the Fund may buy foreign equity and debt securities, domestic debt securities and securities that are not currently paying dividends, but which, in TMC's opinion, offer prospects for capital appreciation. The Global Value Fund seeks long term growth of capital by investing throughout the world in a diversified portfolio consisting primarily of marketable equity securities, including common stocks, preferred stocks and securities representing the right to acquire stocks. The Global Value Fund expects to invest primarily in foreign securities, although investments in U.S. securities are permitted and will be made.

The value of the Funds' investments varies based on many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The value of bonds fluctuates based on changes in interest rates and in the credit quality of the issuer. In general, bond prices rise when interest rates fall, and vice versa. TMC may use various investment techniques to hedge the Funds' risks, but there is no guarantee that these strategies will work as TMC intends. When you sell your shares, they may be worth more or less than what you paid for them.

TMC intends to invest on an opportunistic basis, where it believes there is intrinsic value. The Funds' principal focus will be on traditional value stocks. However, the portfolios may include stocks and other securities that in TMC's opinion provide value in a broader or different context. Other contexts would include growing companies with consistent results, when they are selling below historic norms, as well as companies whose growth in products and services reflects social and economic changes. A Fund will typically buy the latter when they are out of favor. The relative proportions of these different types of securities will vary over time. The portfolios of the Funds ordinarily will reflect a bias towards certain stocks or industries when those stocks or industries are depressed, reflecting unfavorable market perceptions of company or industry fundamentals.

TMC primarily uses individual company and industry analysis when making investment decisions for the Funds. Each of the Funds will typically make equity investments in the following three types of companies:

          Companies which, in TMC's opinion, are financially sound companies with well established businesses whose stock is selling at low valuations relative to the company's net assets or potential earning power. The fortunes of this type of company are often cyclical, and these companies generally do well when the economy or their industry is doing well. TMC's judgment in evaluating these companies, or the industries in which they operate, will likely be contrary to the popular perception of the moment. These companies are often attractive candidates for corporate takeovers or restructuring when no single person or group owns a controlling interest.

          Consistent growth companies when they are selling at valuations below historic norms. Stocks in this category generally sell at premium valuations. The attractive feature of companies of this type is steady earnings and dividend growth. Typically, these companies have below average risk because of their financial strength, high profitability and dominant industry position.

          Rapidly growing companies that, in TMC's opinion, are in the process of establishing a leading position in a product, service or market and which TMC expects will grow, or continue to grow, at an above average rate. The stock price of these smaller, less seasoned companies will fluctuate more than the stock prices of the first two types of company listed above. Under normal conditions the proportion of the Fund invested in companies of this type will be modest when compared to the proportion invested in cyclical or consistent growth companies.

TMC selects securities, including equity securities, for inclusion in the Funds' respective investment portfolios based on total return potential. "Total return" means all elements of return including dividends (or interest ) and price appreciation. TMC believes that investments in undervalued stocks, in addition to offering potential capital appreciation, will help limit the Funds' exposure to loss under adverse market conditions.

Value, for purposes of the Funds' selection criteria, relates both to current and to projected measures. Among the specific factors considered by TMC in identifying undervalued securities for inclusion in the Funds are:

     *  price/earnings ratio            *  undervalued assets

     *  price/sales ratio               *  relative earnings growth potential

     *  price to book value             *  industry growth potential

     *  price/cash flow ratio           *  industry leadership

     *  debt/capital ratio              *  dividend growth potential

     *  dividend yield                  *  franchise value

     *  dividend history                *  potential for favorable
                                           developments
     *  security and consistency
        of revenue stream

The Funds may invest in the stock of issuers of any size, including stocks of small, unseasoned issuers.

Debt securities will be considered for investment when TMC believes them to be more attractive than equity alternatives. When analyzing debt security alternatives, TMC will ordinarily consider the issuer's overall financial strength as well as prevailing market conditions for debt securities as opposed to equities.

SECURITIES AND INVESTMENT PRACTICES AND RISKS

The following pages contain more detailed information about types of instruments in which the Funds may invest, and strategies TMC may employ in pursuit of the Funds' investment objectives. The risks and the Funds' investment restrictions associated with these instrument types and investment practices are summarized as well.
A complete listing of the Funds' policies and limitations and more detailed information about the Funds' investments is contained in the Funds' Statement of Additional Information (SAI). Some of the Funds' policies and restrictions are fundamental, that is, subject to change only with shareholder approval. All policies and restrictions, other than those identified as fundamental, may be changed without shareholder approval. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.

TMC may not buy all of these instruments or use all of these techniques to the full extent permitted unless it believes that doing so will help a Fund achieve its goal. Current holdings are described in the Funds' financial reports which are sent to shareholders quarterly. For a free SAI or financial report, call 800-847-0200.

Diversification. Diversifying a mutual fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry.

     Restrictions. With respect to 75% of its total assets, neither the Value Fund nor the Global Value Fund may invest more than 5% of its total assets at the time of purchase in any one issuer. Neither may invest more than 25% of its total assets at the time of purchase in any one industry. These limitations do not apply to U.S. Government securities. These are fundamental limitations.

Equity Securities may include common stocks, preferred stocks, convertible securities, warrants, ADRs (American Depository Receipts or GDR's), equity benchmark shares, partnership interests and publicly traded real estate investment trusts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

         Restrictions. With respect to 75% of total assets, the Funds may not own more than 10% of the outstanding voting securities of a single issuer. This is a fundamental limitation.

Investments in smaller companies. The Funds may invest in the stock or debt securities of smaller or unseasoned issuers.
Although investments in these companies may offer greater prospects for appreciation, they involve additional risks because of limited product lines, limited access to markets and financial resources, and greater vulnerability to competition and changes in markets. Additionally, the value of these securities may fluctuate more, and they may be more difficult to sell, particularly in declining markets.

Investments in Other Investment Companies. The Funds may invest in securities of closed end investment companies. Up to 5% of its total assets at the time of purchase may be invested in any one investment company, provided that after its purchase no more than 3% of that investment company's outstanding stock is owned by a Fund. TMC will charge an advisory fee on the portion of the Funds' assets that are invested in securities of other investment companies. Thus shareholders will be paying a "double fee" on those assets since the advisers of the investment companies also will be charging fees on the same assets.

Debt Securities. The Funds may buy debt securities of any type. Bonds and other debt instruments, including convertible debt securities, are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. Debt securities have varying degrees of quality and varying levels of sensitivity to changing interest rates. Longer-term debt securities are generally more sensitive to interest rate changes than short term debt securities.

Lower-quality debt securities (sometimes called "junk bonds" or "high yield securities") are rated below investment grade by the primary rating agencies, and are often considered to be speculative. These securities involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty or increasing interest rates, or in response to adverse publicity, reductions in ratings or changes in investor perceptions.

     Restrictions. The Funds may not invest more than 35% of its assets at the time of purchase in lower quality debt securities (those rated below Baa by Moody's or BBB by S&P, and unrated securities judged by TMC to be of equivalent quality). Refer to the Funds' SAI for a discussion of these ratings.

Foreign Securities and foreign currencies may involve additional risks. Securities of foreign issuers, even if denominated in U.S. dollars, may be affected significantly by fluctuations in the value of foreign currencies, and the value of these securities in U.S. dollars may decline even if the securities increase in value in their home country. Foreign securities also are subject to greater political risk, including nationalization of assets, confiscatory taxation, currency exchange controls, excessive or discriminatory regulations, and restrictions on repatriation of assets and earnings to the United States. In some countries, there may be political instability or insufficient governmental supervision of markets, and the legal protections for the Funds' investments could be subject to unfavorable judicial or administrative changes. Further, governmental issuers may be unwilling or unable to repay principal and interest when due, and may require that the terms for payment be renegotiated. Markets in some countries may be more volatile, and subject to less stringent investor protection and disclosure requirements and it may be difficult to sell securities in those markets. Moreover, the economies in many countries may be relatively unstable because of dependence on a few industries or economic sectors.

These factors could make foreign investments more volatile. The Value Fund will only invest in companies domiciled in a country whose currency is freely convertible into U.S. dollars and in companies (such as oil production companies) whose business is conducted primarily in U.S. dollars. Investment companies whose business is conducted in U.S. dollars could involve securities of issuers located in developing countries. Risks of investment in developing countries may be greater than risks otherwise pertaining to foreign securities due to conditions in these countries, including illiquid markets, increased difficulty in repatriating assets and earnings, reduced or uncertain legal protections for investors, and greater political instability.

Adjusting Investment Exposure. The Funds can use various techniques to increase or decrease their exposure to changing securities prices, interest rates, currency exchange rates, commodity prices, or other factors that affect securities values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, purchasing indexed securities, and selling securities short. TMC can use these practices to adjust the risk and return characteristics of the Funds' portfolios of investments. If TMC judges market conditions incorrectly or employs a strategy that does not correlate well with the Funds' investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. Losses could result from the Funds' inability to close out futures or options positions. These techniques may increase the price volatility of the Funds and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Other Securities include short-term, highly liquid securities, such as time certificates of deposit, and investment grade short-term corporate debt obligations and commercial paper. The Fund may, under normal conditions, hold a portion of its assets in other securities pending investment of idle funds or to provide liquidity. During temporary defensive conditions, the Fund may invest up to 100% of its assets in other securities. If any certificate of deposit is non-negotiable, and it matures in more than seven days, it will be considered illiquid.

Repurchase Agreements. In a repurchase agreement, the Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the security at a higher price. See "Borrowing" below.

Illiquid and Restricted Securities. Some investments may be determined by TMC, under the supervision of the Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of other securities, including illiquid securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to the Fund.

     Restrictions. The Fund may not purchase a security if, as a result, at the time of purchase more than 10% of its assets would be invested in illiquid securities.

Borrowing. The Fund may borrow from banks or through reverse repurchase agreements. If the Fund borrows money, its market exposure and risk will increase, and its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

     Restrictions. The Fund may borrow only for temporary or emergency purposes or in connection with reverse repurchase agreements, but not in an amount exceeding 33-1/3% of its total assets. This is a fundamental limitation.

Securities Lending. Lending securities to broker-dealers and other institutions is a means of earning income. This practice could result in a loss or a delay in recovering the Fund's securities.

     Restrictions. Loans, in the aggregate, may not exceed 33-1/3% of the Fund's total assets.

Portfolio Turnover. The Value Fund's portfolio turnover rate for the year ended September 30, 1997 was 78.83% The Adviser does not anticipate that either Fund's portfolio turnover rate ordinarily will exceed 100%. This rate will vary from time to time, and higher turnover rates may result in higher brokerage commissions, dealer mark-ups and transaction costs, and also could result in taxable capital gains.


YOUR ACCOUNT

BUYING FUND SHARES - IN GENERAL

The Funds currently issue multiple classes of shares, and Class A and Class C shares are offered through this Prospectus. Each share represents an equal undivided interest in its Fund's assets, and each Fund has investment objectives and an investment portfolio common to all classes. The different classes may have different sales charges and other expenses which may affect performance.

Class A shares are sold subject to a sales charge which is deducted at the time you purchase your shares. The Fund's distributor deducts the Class A sales charge shown in the table on the following page and invests the balance of your investment at net asset value. This class also pays a service fee. Class C shares are sold at net asset value, and pay service and distribution fees.
 The service and distribution fees are Fund expenses which are deducted from the income of each class. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) if redeemed within one year of purchase. If you do not specify a class of shares in your order, your money will be invested in Class A shares.

When you purchase shares, the price is based on the net asset value next determined after receipt of your order. The net asset value
(NAV) is the value of a share and is computed for each class by adding the value of investments, cash and other assets for the class, subtracting liabilities and then dividing by the number of shares outstanding. Share price is normally calculated at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open for business.

Financial advisors and others who sell shares of the Fund receive different compensation for selling different classes of the Funds' shares. Fund shares may be purchased through firms which have agreements with the Funds' distributor, Thornburg Securities Corporation (TSC), or through TSC in those states where TSC is registered. Investors may telephone TSC at 1-800-847-0200 to obtain more information concerning classes of shares available to them through their financial advisors. Investors also may obtain information respecting the classes of shares through their financial advisor or other person who is offering or making available the classes of shares described in this Prospectus. All orders are subject to acceptance by the Fund, and the Fund and TSC reserve the right to refuse any order in whole or in part.

BUYING CLASS A SHARES

When you buy Class A shares the sales charge applicable to your investment is deducted and the balance is invested at the NAV. Because the fees for Class A shares are lower than for Class C shares, Class A shares pay higher dividends than Class C shares. The deduction of the initial sales charge, however, means that you purchase fewer Class A shares than Class C shares for a given amount invested. If you are in any of the special classes of investors who can buy Class A shares at net asset value or at a reduced sales charge, you should consider buying Class A shares. If you are planning a large purchase or purchases under the Right of Accumulation or Letter of Intent you should consider if your overall costs will be lower by buying Class A shares, particularly if you plan to hold your shares for an extended period of time.


____________________________________________________________________________
                                 Class A Shares          Dealer Concession
                               Total Sales Charge       or Agency Commission
                        As Percentage   As Percentage       As Percentage
                      of Offering Price of Net Asset Value of Offering Price
                      ----------------- ------------------ -----------------
Less than $50,000            4.50%         4.71%               4.00%
$50,000 to 99,999.99         4.00%         4.17%               3.50%
$100,000 to 249,999.99       3.50%         3.63%               3.00%
$250,000 to 499,999.99       3.00%         3.09%               2.50%
$500,000 to 999,999.99       2.00%         2.04%               1.50%
$1,000,000 and over          0.00%         0.00%               <FN*>

<FN*> TSC intends to pay a commission of 1% to financial advisors who place orders from $1 million to $2 million, a commission of .7% for portions of any such trade exceeding $2 million and less than $4 million, and a commission of .5% for portions of any such trade exceeding $4 million. A 1% CDSC will be imposed on redemptions of any such purchases which occur within 1 year. TMC and TSC also will make payments to dealers described below under "Service and Distribution Plans."

      At certain times, for specific periods, TSC may reallow up to the full sales charge to all dealers who sell Fund shares. These "full reallowances" may be based upon the dealer reaching specified minimum sales goals. TSC will reallow the full sales charge only after notifying all dealers who sell Fund shares. During such periods, dealers may be considered underwriters under securities laws. TMC or TSC also may pay additional cash or non-cash compensation to dealer firms which have selling agreements with TSC. These firms may pay additional compensation to financial advisors who sell Fund shares. Non-cash compensation may include travel and lodging in connection with seminars or other educational programs.

___________________________________________________________________________

Letters of Intent. If you intend to invest, over the course of 13 or fewer months, an amount of money that would qualify for a reduced sales charge if it were made in one investment, you can qualify for the reduced sales charge on the entire amount of your investment by signing a Letter of Intent (LOI). Each investment you make during the 13 months will be charged the reduced sales commission applicable to the amount stated in your LOI. You do not have to reach the goal you set. If you don't, you will have to pay the difference between the sales charge you would have paid and the sales charge you did pay. You may pay this amount directly to TSC, or TSC will redeem a sufficient number of your shares in the Fund to obtain the difference.

Rights of Accumulation. Each time the value of your account plus the amount of any new investment passes one of the breakpoints illustrated in the table on page 10, the amount of your new investment in excess of the breakpoint will be charged the reduced sales charge applicable to that range.

Waivers. You may purchase Class A shares of a Fund with no sales charge if you notify TSC or the Fund's transfer agent, NFDS, at the time you purchase shares that you belong to one of the categories below:

     A shareholder who redeemed Class A shares of a Thornburg Fund. For two years after such a redemption you will pay no sales charge on amounts you reinvest in Class A shares of Thornburg Value Fund or Global Value Fund, if you held the original shares for at least 60 days before the redemption. If you held the original shares for less than 60 days, you will pay a sales charge equal to the amount, if any, by which the Thornburg Value Fund or Global Value Fund sales charge exceeds the sales charge you paid when buying the original shares.

     Customers of bank trust departments, companies with trust powers, investment dealers and investment advisors who charge fees for service, including investment dealers who utilize wrap fee or similar arrangements. Accounts established through these persons are subject to conditions, fees and restrictions imposed by those persons.

     A shareholder of a Thornburg Bond Fund who is automatically reinvesting bond fund dividends into shares of either Fund.

     An officer, trustee, director, or employee of TMC (or any investment company managed by TMC), TSC, any affiliated Thornburg Company, the Fund's Custody Bank or Transfer Agent and members of their families.

     Employees of brokerage firms who are members in good standing with the National Association of Securities Dealers, Inc. (NASD); employees of financial planning firms who place orders for the fund through a member in good standing the with NASD; the families of both types of employees. Orders must be placed through an NASD member firm which has signed an agreement with TSC to sell Fund shares.

     Investors purchasing $1 million or more. However, a contingent deferred sales charge of 1% applies to shares redeemed within one year of purchase.

     A shareholder who redeems from another mutual fund (not a Money Market fund) and places all or some of the proceeds in the Fund.

     Certain employee benefit plan and insurance company separate accounts used to fund annuity contracts may purchase shares of the Funds at no sales charge. TMC or TSC intend to pay a sales fee of up to 1% to financial advisors who place orders for these plans. If such a fee is paid, a contingent deferred sales charge of the same percentage will be imposed on any redemption within one year of purchase.

     Charitable organizations or foundations, including trusts established for the benefit of charitable organizations or foundations. TMC or TSC intend to pay a commission of up to 1% to financial advisors who place orders for these purchasers. If such a fee is paid, a contingent deferred sales charge of the same percentage will be imposed on any redemption within one year of purchase.

     Those persons who are determined by the Trustees to have acquired their shares under special circumstances not involving any sales expenses to a Fund or Distributor.

     Purchases placed through a broker that maintains one or more omnibus accounts with the Funds provided that such purchases are made by: (i) financial advisors or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; (ii) clients of such financial advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such financial advisor or financial planner on the books and records of the broker or agent; and (iii) retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts." Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

BUYING CLASS C SHARES

Class C shares are sold at the NAV next determined after your order is received and accepted. Class C shares are charged higher annual expenses than Class A shares. Class C shares carry a 1% CDSC for a period of one year. The CDSC is not charged against shares you buy by reinvesting dividends or capital gains distributions. Purchases of $1,000,000 or more of Class C shares will not be accepted.

If your investment horizon is relatively short and you do not qualify to purchase Class A shares at a reduced sales charge, you should consider purchasing Class C shares.


____________________________________________________________________________
OPENING AN ACCOUNT

Buying Shares               To Open An Account         To Add To An
Account

 In                         Minimum                    Minimum
 --                         -------                    -------
 Regular Accounts           $5,000                     $100

 Retirement Accounts        $2,000                     $100

 Automatic Investment Plans $  100                     $100

 Through your               Consult with your          Consult with your
 Financial Advisor          financial advisor.         financial adviser.

 By Telephone               Exchange from another      Exchange from another
 800-847-0200               Thornburg fund account     Thornburg fund account
                            with the same registra-    with the same regis-
                            tion, including name,      tration, including name
                            address, and taxpayer      name, address, and
                            ID number.                 taxpayer ID number.

 By Mail                    Complete and sign the      Make your check
                            application. Make your     payable to Thornburg
                            check payable to Thornburg Value Fund. Indicate
                            Value Fund. Mail to the    your fund account
                            address indicated on the   number on your check
                            application.               and mail to the
                                                       address printed on
                                                       your statement.

 Automatic Investment       Use one of the above       Uses Automated
 Plan                       procedures to open         Clearing House funds.
                            your account. Obtain an    Sign up for this
                            Automatic Investment Plan  service when opening
                            form to sign up for this   your account, or
                            service.                   call 1-800-847-0200
                                                       to add to it.
____________________________________________________________________________

Complete and sign an account application and give it, along with your check, to your financial advisor. You may also open your account by telephone or mail as described on page 18. If there is no application accompanying this Prospectus, call 800-847-0200.

If you are investing through a tax-sheltered retirement plan (such as an IRA) for the first time, you will need a special application. Retirement investing also involves its own investment procedures.
Consult your financial advisor or call 800-847-0200 for more information.

If you buy shares by check and then redeem those shares, the payment may be delayed for up to 15 business days to ensure that your previous investment has cleared.

[Street-Name Ownership of Shares]

Some securities dealers offer to act as owner of record of Fund shares as a convenience to investors who are clients of those firms and shareholders of the Fund. Neither the Fund nor the Transfer Agent can be responsible for failures or delays in crediting shareholders for dividends or redemption proceeds, or for delays in reports to shareholders if a shareholder elects to hold Fund shares in street-name through a brokerage firm account rather than directly in the shareholder's own name. Further, neither the Fund nor the Transfer Agent will be responsible to the investor for any loss to the investor due to the brokerage firm's failure, its loss of property or funds, or its acts or omissions. Prospective investors are urged to confer with their financial advisor to learn about the different options available for owning mutual fund shares.

SELLING FUND SHARES

You can withdraw money from your Fund account at any time by redeeming some or all of your shares (selling them back to the Fund either directly or through your financial advisor). Your shares will be purchased by the Fund at the next share price (NAV) calculated after your order is received in proper form. The amount of the CDSC, if any, will be deducted and the remaining proceeds sent to you. No CDSC is imposed on the amount by which the value of a share may have appreciated. Similarly, no CDSC is imposed on shares obtained through reinvestment of dividends or capital gains. Shares not subject to a CDSC will be redeemed first. Share price is normally calculated at 4 p.m. Eastern time.

To sell shares in an account, you may use any of the methods described below.

To sell shares in a State Street Bank (Custodian) retirement account, your request must be made in writing, except for exchanges to other Thornburg funds, which can be requested by phone or in writing. Call 1-800-847-0200 for further information.

If you are selling some but not all of your shares, leave at least $1,000 worth of shares in the account to keep it open.

Certain requests must include a signature guarantee. It is designed to protect you and the Fund from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

     * You wish to redeem more than $10,000 worth of shares,
     * Your account registration has changed within the last 30 days,
     * The check is being mailed to a different address than the one on your account (record address),
     * The check is being made payable to someone other than the account owner, or
     * The redemption proceeds are being transferred to a Thornburg account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, savings association or participant in the Securities Transfer Agent Medallion Program (STAMP). A notary public cannot provide a signature guarantee.

____________________________________________________________________________
 REDEEMING SHARES                ACCOUNT TYPES          SPECIAL REQUIREMENTS
 ----------------                -------------          --------------------
 Through Your Financial Advisor  All account types      Consult with your
                                                        financial advisor.
 By Mail                         Individual,            Your financial
   Send to:                      Joint Tenant,          advisor may charge a
   NFDS                          Sole Proprietorship,   fee.  The letter of
   c/o Thornburg Funds           UGMA, UTMA             instruction must be
   P.O. Box 419017                                      signed by all persons
   Kansas City, MO                                      required to sign for
   64141-6017                                           transactions, exactly
                                                        as their names appear
                                                        on the account, and
                                                        must include:
                                                         * Your name,
                                                         * The Fund's name,
                                                         * Your Fund account
                                                           number,
                                                         * The dollar amount
                                                           or number of
                                                           shares to be
                                                           redeemed,
                                                         * Any other
                                                           applicable
                                                           requirements
                                                           listed above,
                                                         * Signature
                                                           guarantee,
                                                           if required.
                                 Retirement Account     The account owner
                                                        should complete a
                                                        retirement distri-
                                                        bution form. Call
                                                        800-847-0200 to
                                                        request one.

                                 Trust                  The trustee must
                                                        sign the letter
                                                        indicating capacity
                                                        as trustee. If the
                                                        trustee's name is not
                                                        in the account
                                                        registration, provide
                                                        a copy of the trust
                                                        document certified
                                                        within the last 60
                                                        days.

                                 Business or            At least one person
                                 Organization           authorized by corpo-
                                                        rate resolution to
                                                        act on the account
                                                        must sign the letter
                                                        which must be signa-
                                                        ture guaranteed.
                                                        Include a corporate
                                                        resolution with
                                                        corporate seal.

                                 Executor, Adminis-     Call 800-847-0200
                                 trator, Conservator    for instructions.
                                 Guardian

 By Telephone                    All Account Types      You must sign up for
 800-847-0200                    Except Retirement      this feature before
                                 and Street-Name        using it.
                                 Accounts               Minimum Wire $1,000
                                                        Minimum Check $50.00

 By Systematic Withdrawal Plan   All Account Types      You must sign up for
                                                        this feature to use
                                                        it.
                                                        Minimum Account
                                                        Balance $10,000
                                                        Minimum Check $50.00
_____________________________________________________________________________


INVESTOR SERVICES

Thornburg Funds provides a variety of services to help you manage your account.

INFORMATION SERVICES

Thornburg Funds' telephone representatives are available Monday through Friday from 7:30 am to 4:30 pm Mountain Time. Whenever you call, you can speak with someone equipped to provide the information or service you need.

Thornburg Funds' Audio Response system is available 24 hours a day, 365 days a year. This computerized system gives you instant access to your account information and up-to-date figures on all of the Thornburg Funds.

Statements and Reports that Thornburg Funds send to you include the following:

    *  Account statements after every transaction affecting your account
    *  Quarterly account statements
    *  Financial reports (every six months)
    * Cost basis statement (at the end of any year in which you redeem shares)

INDIVIDUAL RETIREMENT ACCOUNTS AND RETIRMENT PLANS

Shares of the Funds may be purchased by retirement plans and in connection with individual retirement plans (IRA's). The purchase of shares may be limited by the governing instrument of any such plan. The minimum initial investment imposed by the Funds in connection with an IRA is $2,000.

A standardized IRA is available through TSC for individuals wishing to open an IRA. The cost to open an IRA under this program is $10,the annual fee is $10 for each Fund purchased through the IRA, and the fee for a termination of the IRA or a rollover or transfer to a successor custodian is $10. State Street Bank and Trust Company, as custodian for the program, may amend the provisions of the IRA's opened through the program to assure continued qualification under the Internal Revenue Code or for other reasons.

If you are considering establishing a retirement plan or purchasing a Fund's shares in connection with a retirement plan, you should consult with your attorney or tax adviser with respect to plan requirements and tax aspects pertaining to you.

TRANSACTION SERVICES

Automatic investment plan. One easy way to pursue your financial goals is to invest money regularly. Thornburg Funds let you transfer as little as $100 from your bank account into your Fund account on a weekly, monthly or quarterly basis, automatically. Because the Fund's Automatic Investment Plan has a lower minimum than a regular purchase, it is an ideal way for beginning investors to invest in the Fund. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for retirement accounts. Call 800-847-0200 and speak to a Fund Customer Service Representative for more information.

Exchange privilege. You may exchange Class A shares of any other Thornburg Fund for Class A shares of the Thornburg Value Fund. You will pay the difference between the front end sales charge you paid, if any, on the other fund and the front end sales charge applicable to the Fund if you have not held the original shares for a minimum of 60 days. If you are exchanging from the Fund into another Thornburg Fund, you may qualify for a reduced sales charge or no sales charge on that fund. Please consult the reinvestment privilege information in the Prospectus of the other Thornburg Fund. Note that exchanges out of a fund may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page 20.

Systematic Withdrawal Plans let you set up periodic redemptions from your account. Because of the Fund's sales charge, you may not want to set up a systematic withdrawal plan during a period when you are buying Class A shares on a regular basis.

Telephone Redemption. If you completed the telephone redemption section of your application when you first purchased your shares, you may easily redeem any class of shares by telephone simply by calling a Fund Customer Service Representative before 2:30 Eastern time. Money can be wired directly to the bank account designated by you on the application or sent to you in a check. The Fund's Transfer Agent may charge a fee for a bank wire. This fee will be deducted from the amount wired.

If you did not complete the telephone redemption section of your application, you may add this feature to your account by calling the Fund for a telephone redemption application. Once you receive it, please fill it out, have it signature guaranteed and send it to:

     c/o NFDS
     Thornburg Funds
     P.O. Box 419017
     Kansas City, MO  64141-6017

The Funds, TSC, TMC and the Funds' Transfer Agent are not responsible for, and will not be liable for, the authenticity of withdrawal instructions received by telephone or the delivery or transmittal of the redemption proceeds if they follow instructions communicated by telephone that they reasonably believe to be genuine. By electing telephone redemption you are giving up a measure of security you otherwise may have by redeeming shares only with written instructions, and you may bear the risk of any losses resulting from telephone redemption. The Funds' Transfer Agent will attempt to implement reasonable procedures to prevent unauthorized transactions, and the Fund or its Transfer Agent could be liable if these procedures are not employed. These procedures will include recording of telephone transactions, providing written confirmation of such transitions within 5 days, and requesting certain information to better confirm the identity of the caller at the time of the transaction.

SHAREHOLDER AND ACCOUNT POLICIES

DIVIDENDS, CAPITAL GAINS, AND TAXES

Each Fund distributes substantially all of its net income and realized capital gains to shareholders each year. Each Fund will distribute its net investment income quarterly, and will distribute any net realized capital gains at least annually. Capital gains distributions normally will be declared and payable in December.

Distribution Options Each Fund earns dividends from stocks and interest from bond, money market, and other investments. These are passed along as dividend distributions. The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions. When you open an account, specify on your application how you want to receive your distributions. Each Fund offers four options, which you can change at any time.

Capital Gain

     Reinvestment Option. Your capital gain distributions will be automatically reinvested in additional shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

     Cash Option. You will be sent a check for your capital gain distributions.

Dividends

     Reinvestment Option. Your dividend distributions will be invested automatically in additional shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

     Cash Option. You will be sent a check for your dividend distributions.

Shares purchased through reinvestment of dividend and capital gain distributions are not subject to the Fund's sales charge or contingent deferred sales charge.

TAXES

As with any investment, you should consider how your investment in either Fund will be taxed. The following paragraphs outline the federal income tax consequences of an individual's investment in the Funds. Investments by persons who are not individuals, and investments through tax-deferred retirement accounts will have different consequences and state tax rules may differ. Prospective investors having questions about these issues should consult their tax advisors.

Taxes on Distributions. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. For federal tax purposes, the Fund's income and short-term capital gains distributions are taxed as dividends; long-term capital gains distributions are taxed as long-term capital gains. Every January, the Fund will send you and the IRS a statement showing the taxable distributions paid to you in the previous year. You should consult with your tax advisor for the correct federal and state treatment of distributions.

Taxes on Transactions. Your redemptions, including exchanges to other Thornburg Funds, are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them. Whenever you sell shares of the Fund you will be sent a confirmation statement showing how many shares you sold and at what price. At the end of the year the Fund will also send you a statement showing the average cost basis of the shares you redeemed. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of federal and state taxes to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

Effect of Foreign taxes. The Funds may pay withholding or other taxes to foreign governments during the year. These taxes reduce the Funds' distributions, but are included in the taxable income reported on your tax statement. You may be able to claim an offsetting tax credit or itemized deduction for foreign taxes paid by the Fund. Your tax statement will generally show the amount of foreign tax for which a credit or deduction may be available.

TRANSACTION DETAILS

Each Fund is open for business each day the New York Stock Exchange
(NYSE) is open. Each class of shares of the Fund normally calculates its NAV (and offering price for Class A shares) as of the close of business of the NYSE, normally 4 p.m. Eastern time. The Fund's assets are valued primarily on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available, or if the values have been materially affected by events occurring after the closing of foreign markets, assets are valued by a method that the Trustees believe accurately reflects fair value.

When you sign your account application, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS
regulations, the IRS can require your Fund to withhold 31% of your taxable distributions and redemptions.
____________________________________________________________________________
TURNOVER AND CAPITAL GAINS

The Funds do not intend to engage in short-term trading for
profits.  Their goal is long-term capital appreciation.
Nevertheless, when a Fund believes that a security will no longer contribute to that goal, it will normally sell that security.  When a Fund sells a security at a profit it realizes a capital gain.
When it sells a security at a loss it realizes a capital loss. A fund must, by law, distribute capital gains, net of any losses, to its shareholders. Whether you reinvest your capital gains
distributions  or take them in cash, the distribution is taxable.
To minimize taxable capital gain distributions, the Fund will realize available capital losses, when, in the judgment of the portfolio manager, the integrity and potential appreciation of the portfolio would be unaffected by doing so.
____________________________________________________________________________

You may initiate many transactions by telephone. Note that the Funds will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable procedures designed to verify the identity of the caller. The Funds will request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements immediately after you receive them. If you want the ability to redeem and exchange by telephone, fill in the appropriate section of the application. If you have an existing account to which you wish to add this feature, call the Funds for a telephone redemption application. If you are unable to reach the Funds by phone (for example, during periods of unusual market activity), consider placing your order by mail or by visiting your financial advisor.

Each Fund reserves the right to suspend the offering of shares for a period of time. Each Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page 20. Purchase orders may be refused if, in TMC's opinion, they would disrupt management of the Fund.

When you place an order to buy shares, your order will be processed at the next share price calculated after your order is received.
If you open or add to your account yourself rather than through your financial advisor please note the following:

    * All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
    *  The Fund does not accept cash.
    * If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees the Fund or its transfer agent has incurred.

When you buy shares of the Funds or sell them through your financial advisor you may be charged a fee for this service. Please read your financial advisor's program materials for any additional procedures, service features or fees that may apply.

Certain financial institutions which have entered into sales agreements with TSC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the Fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.

Each Fund may authorize certain securities brokers to accept on its behalf purchase and redemption orders received in good form, and some or these brokers may be authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. Provided the order is promptly transmitted to the Fund, the Fund will be deemed to have received a purchase or redemption order at the time it is accepted by such an authorized broker or its designee, and customer orders will be priced based upon the Fund's net asset value next computed after the order is accepted by the authorized broker or its designee.

When you place an order to sell shares your shares will be sold at the next NAV calculated after your request is received in proper form. (Except that a CDSC will be deducted from Class C share redemptions within one year of share purchase, and from Class A share redemptions within one year of purchase if the initial purchase was $1 million or more or purchase was made by certain employee benefit plans.) Note the following:

    * Consult your financial advisor for procedures governing redemption through his or her firm.
    * If you redeem by mail the proceeds will normally be mailed to you on the next business day, but if making immediate payment could adversely affect the Fund, it may take up to seven days to pay you.
    * Telephone redemptions sent over the wire generally will be credited to your bank account on the business day after your phone call.

    * Each Fund may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to 15 business days.
    * Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
    * No interest or earnings will accrue or be paid on amounts represented by uncashed distribution or redemption checks.
    * To the extent consistent with state and federal law each Fund may make payment of share redemptions either in cash or in kind. The Funds have elected to pay in cash all requests for redemption by any shareholder. They may, however, limit such cash redemptions in respect to each shareholder during any 90 day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits its withdrawal. In the case of a redemption in kind, securities delivered in payment for shares would be valued at the same value assigned to them in computing the net asset value per share of the applicable Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.

EXCHANGE RESTRICTIONS

As a shareholder, you have the privilege of exchanging shares of the Funds for shares of other Thornburg funds. However, you should note the following:

    * The fund you are exchanging into must be registered for sale in your state.
    * You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
    *  Before exchanging into a fund, read its prospectus.
    * If you exchange into a fund with a higher sales charge you will pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging if the shares originally purchased have been held less than 60 days. For example, if you had already paid a sales charge of 2.5% on your shares and you exchange them within 60 days of purchase into a fund with a 4.5% sales charge, you would pay an additional 2% sales charge.
    *  Exchanges may have tax consequences for you.
    * Because excessive trading can hurt fund performance and shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the Fund in any calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
    * The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations.
    * Each Fund reserves the right to refuse exchange purchases by any person or group if, in TMC's judgement, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
    * Your exchanges may be restricted or refused if either Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund.

Although each Fund will attempt to give prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The Fund reserves the right to terminate or modify the exchange privilege in the future.

CALCULATION OF PERFORMANCE

Each Fund will from time to time display performance information, including total return, average annual return and current dividend return, in advertising, sales literature and reports to shareholders. The Fund's performance ordinarily will be expressed as "total return," which is the change in share value over time, assuming reinvestment of any dividends and capital gains.
"Cumulative total return" describes total return over a stated period, while "average annual total return" is a hypothetical rate of return which, if achieved annually, would have produced the same cumulative total return if performance had been constant for the period shown. Average annual return tends to reduce variations in return over the period, and investors should recognize that the average figures are not the same as actual annual returns. The Fund may display return information for differing periods without annualizing the results and without taking sales charges into effect. A Fund's "yield" also may be displayed. Yield is computed by dividing the Fund's net interest and dividend income for a given 30 days or one month period by the maximum share offering price at the end of the period. The result is "annualized" to arrive at an annual percentage rate. In addition, the Fund may use the same method for 90 day or quarterly periods. All performance figures are calculated separately for Class A and Class C shares. The figures are historical, and do not predict future returns.

Advertisements, sales literature and reports may describe current investment strategies, market and economic conditions and specific portfolio holdings. These materials may compare the total return, yield, net asset value, volatility or other portfolio measures of the Fund to other investments, other mutual funds, mutual fund indices or averages, and broader indices or markets, such as the Standard & Poor's 500 Stock Index, the NASDAQ composite or the consumer price index. These materials also may discuss the performance ratings, index comparisons or commentary published by mutual fund statistical, ranking or rating services, such as Morningstar or Lipper Analytical Services, Inc. or publications such as Forbes or Money Magazine.

ORGANIZATION OF THE FUNDS

Each of the Funds is a diversified series of Thornburg Investment
Trust, a Massachusetts business trust organized as a diversified, open-end investment company.

The Funds are governed by Trustees who are responsible for supervising the business and affairs of the Funds. The Trustees are individuals experienced in business who meet throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds, and review performance. The majority of Trustees are not otherwise affiliated with Thornburg Management Company, Inc. (TMC) or Thornburg Securities Corporation (TSC).

Each of the Funds may hold special shareholder meetings and mail proxy materials. These meetings may be called to elect or remove trustees, change fundamental investment policies, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The Funds will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the number of shares you own.

Each of the Funds may in the future, rather than invest in securities generally, seek to achieve its investment objectives by pooling its assets with assets of other funds for investment in another investment company having the same investment objective and substantially similar investment policies and restrictions as the Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and to reduce cost. It is expected that any such investment company would be managed by TMC in a manner substantially similar to the corresponding Fund. Shareholders of each Fund would receive prior written notice of any such investment, but would not be entitled to vote on the action. Such an investment would be made only if at least a majority of the Trustees determined it to be in the best interest of the participating Fund and its shareholders.

TMC and TSC

The Funds are managed by TMC, which chooses the Funds' investments and handles their business affairs. TMC performs investment management services for the Funds under the terms of an Investment Advisory Agreement which specifies that TMC will select investments for the Funds, monitor those investments and the markets generally, and perform related services. TMC also performs administrative services specific to Class A and Class C shareholders under an Administrative Services Agreement which requires TMC to supervise, administer and perform certain services necessary for the maintenance of shareholders' accounts. See "Breakdown of Expenses" on page 10 for a discussion of the fees paid to TMC.

William Fries, a Managing Director of TMC and a Vice President of Thornburg Investment Trust, is the portfolio manager of Thornburg Value Fund and Global Value Fund, which he has managed since their respective inceptions. Before joining TMC in May 1995, Mr. Fries managed equity mutual funds for 16 years with another mutual fund management company. Mr. Fries is assisted by other employees of TMC.

Thornburg Securities Corporation (TSC) distributes and markets the Thornburg Funds.

H. Garrett Thornburg, Jr., a Trustee and President of the Trust, of which the Funds are series, is the controlling stockholder of both TMC and TSC.

TMC may use TSC and other firms that sell Fund shares to carry out the Funds' transactions, provided that the Fund receives brokerage services and commission rates comparable to those received from or charged by other broker-dealers.

BREAKDOWN OF EXPENSES

Like all mutual funds, the Funds pay fees related to either Funds' daily operations. Expenses paid out of the Funds' assets are reflected in their share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

The Funds pay management fees to TMC for managing their investments and business affairs. The Funds also pays their other expenses.

TMC may, from time to time, agree to reimburse a Fund for management fees and other expenses above a specified limit. TMC retains the ability to be repaid by the Fund if expenses fall below the specified limit prior to the end of the fiscal year. These arrangements may be terminated by TMC at any time. Fee waivers and expense reimbursements will increase the Fund's return (or reduce losses), and repayment of waivers or reimbursements will lower a Fund's return.

MANAGEMENT FEES AND ADMINISTRATIVE SERVICES FEES

TMC provides investment management services under an Investment Advisory Agreement which provides for an investment management fee, payable monthly, and computed for each Fund at an annual rate shown in the adjoining scale as a percentage of the Fund's average daily net assets.

TMC also receives a monthly fee from each Fund for performing certain administrative services for Class A and Class C shares calculated at an annual rate of .125% of average daily net assets.

______________________________________________
Investment Management Fee
Net Assets of the Fund        Annual Rate
----------------------        -----------
0 to $500 million                .875%
$500 million to $1 billion       .825%
$1 billion to $1.5 billion       .775%
$1.5 billion to $2.0 billion     .725%
Over $2.0 billion                .675%
______________________________________________

SERVICE AND DISTRIBUTION PLANS

Service Plan - Both Classes. Each class has adopted a Service Plan under which TMC makes payments to securities dealers and other financial institutions and organizations to obtain various shareholder related services. The Service Plan permits each class to reimburse TMC for these payments at annual rates of up to .25% of the class's net assets. No assets of any class will be used to reimburse expenses attributable to any other class.
Class C Distribution Plan. Each Fund has adopted a Class C Distribution Plan applicable to Class C shares, under which the Fund will pay to TSC on a monthly basis an annual distribution fee of up to .75% of the average daily net assets attributable to Class C shares. This distribution fee is in addition to the service fee described above under "Service Plan
- Both Classes" and is charged to and reduces the income allocated to Class C shares. TSC intends to use these amounts principally to compensate dealers (including banks) who sell Class C shares. TSC also will engage in other distribution related activities, including advertising and other promotional activities. However, the distribution fee paid to TSC is not computed with respect to TSC's actual expenses, and the fees received by TSC may be more or less than its actual distribution expenses. TSC may, but is not obligated to, waive any part or all of its compensation provided for under the Class C Distribution Plan.

The Glass-Steagall Act prohibits certain banks from underwriting mutual fund shares. The Funds do not believe that this prohibition will apply to the sales charge described on page 10 or to the plans described above. However, no assurance can be given that the Glass-Steagall Act will not be interpreted so as to prohibit these arrangements. In that event, the ability of the Fund to market its shares could be impaired to a small extent. In addition, state securities laws on this issue may differ from interpretations of federal law, and banks and financial institutions may be required to register as dealers pursuant to state law.

OTHER EXPENSES

While the management and administrative services fees are significant components of the Funds' annual operating costs, each Fund has other expenses as well. These expenses include legal, transfer agency, audit, and custodian fees; transaction costs and commissions for buying and selling portfolio securities; proxy solicitation costs; and the compensation of Trustees who are not affiliated with TMC.


ADDITIONAL INFORMATION

Reports to Shareholders

Shareholders will receive annual reports of their Fund containing financial statements audited by the Funds' independent auditors, and also will receive unaudited semi-annual reports. In addition, each shareholder will receive an account statement no less often than quarterly.

Custodian and Transfer Agent

The Custodian of each Fund's assets is State Street Bank & Trust Co. National Financial Data Services is the transfer agent for the Funds and performs bookkeeping, data processing and administrative services incident to the maintenance of shareholder accounts.

General Counsel

Legal matters in connection with the issuance of shares of the Funds are passed upon by White, Koch, Kelly & McCarthy,
Professional Association, Post Office Box 787, Santa Fe, New Mexico
87504-0787.

Notes
______

INVESTMENT ADVISER
Thornburg Management Company, Inc.
119 East Marcy Street, Suite 202
Santa Fe, New Mexico 87501

DISTRIBUTOR
Thornburg Securities Corporation
119 East Marcy Street, Suite 202
Santa Fe, New Mexico 87501

AUDITOR
McGladrey & Pullen, LLP
555 Fifth Avenue
New York, New York 10017

CUSTODIAN
State Street Bank & Trust Co.
Boston, Massachusetts

TRANSFER AGENT
State Street Bank & Trust Co.
c/o NFDS Servicing Agent
Post Office Box 419017
Kansas City, Missouri 64141-6017


No dealer, sales representative or any other person has been authorized to give any information or to make any representation not contained in the Prospectus and, if given or made, the information or representation must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus constitutes an offer to sell securities of the Fund only in those states where the Fund's shares have been registered or otherwise qualified for sale. The Fund will not accept applications from persons residing in states where the Fund's shares are not registered.

                                  [LOGO]

Thornburg Securities Corporation, Distributor
119 East Marcy Street, Santa Fe, New Mexico  87501
(800)847-0200


                                  PART B

                        THORNBURG INVESTMENT TRUST

                    STATEMENT OF ADDITIONAL INFORMATION
                                    for

                           THORNBURG VALUE FUND
                       THORNBURG GLOBAL VALUE FUND
                     119 East Marcy Street, Suite 202
                            Santa Fe, NM  87501


     Thornburg Value Fund and Thornburg Global Value Fund (the "Funds") are separate series of Thornburg Investment Trust (the "Trust"). Thornburg Investment Trust was formerly known as "Thornburg Income Trust" until it changed its name on October 1, 1995.

     This Statement of Additional Information relates to the investments proposed to be made by the Funds, investment policies governing the Funds, the Funds' management, and other issues of interest to a prospective purchaser of shares in the Funds.

     This Statement of Additional Information is not a prospectus but should by read in conjunction with the Fund Prospectus dated ____________, 1998. A copy of the Prospectus may be obtained at no charge by writing to the distributor of the Funds' shares, Thornburg Securities Corporation, at 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501.

     The date of this Statement of Additional Information is _______________, 1998.

                             TABLE OF CONTENTS



INVESTMENT POLICIES AND LIMITATIONS . . . . . . . . . . . . . . . . . . . .1
     Illiquid Investments . . . . . . . . . . . . . . . . . . . . . . . . .3
     Restricted Securities . . . . . . . . . . . . . . . . . . . . . . . . 4
     Swap Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
     Indexed Securities . . . . . . . . . . . . . . . . . . . . . . . . . .5
     Repurchase Agreements . . . . . . . . . . . . . . . . . . . . . . . . 5
     Reverse Repurchase Agreements . . . . . . . . . . . . . . . . . . . . 6
     Securities Lending . . . . . . . . . . . . . . . . . . . . . . . . . .6
     Lower-Quality Debt Securities . . . . . . . . . . . . . . . . . . . . 7
     Foreign Investments . . . . . . . . . . . . . . . . . . . . . . . . . 8
     Foreign Currency Transactions . . . . . . . . . . . . . . . . . . . . 9
     Limitations on Futures and Options Transactions . . . . . . . . . . .10
     Real Estate-Related Instruments . . . . . . . . . . . . . . . . . . .11
     Futures Contracts . . . . . . . . . . . . . . . . . . . . . . . . . .11
     Futures Margin Payments . . . . . . . . . . . . . . . . . . . . . . .11
     Purchasing Put and Call Options . . . . . . . . . . . . . . . . . . .11
     Writing Put and Call Options . . . . . . . . . . . . . . . . . . . . 12
     Combined Positions . . . . . . . . . . . . . . . . . . . . . . . . . 13
     Correlation of Price Changes . . . . . . . . . . . . . . . . . . . . 13
     Liquidity of Options and Futures Contracts . . . . . . . . . . . . . 13
     OTC Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . .13
     Option and Futures Relating to Foreign Currencies . . . . . . . . . .14
     Asset Coverage for Futures and Options Positions . . . . . . . . . . 14
     Short Sales . . . . . . . . . . . . . . . . . . . . . . . . . . . . .14

PORTFOLIO TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . . . . .15

VALUATION OF PORTFOLIO SECURITIES . . . . . . . . . . . . . . . . . . . . 16

PERFORMANCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
     Yield Calculations . . . . . . . . . . . . . . . . . . . . . . . . . 17
     Total Return Calculations . . . . . . . . . . . . . . . . . . . . . .18
     Net Asset Value . . . . . . . . . . . . . . . . . . . . . . . . . . .18
     Moving Averages . . . . . . . . . . . . . . . . . . . . . . . . . . .19
     Historical Fund Results . . . . . . . . . . . . . . . . . . . . . . .19
     Volatility . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
     Momentum Indicators . . . . . . . . . . . . . . . . . . . . . . . . .20

REPRESENTATIVE PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . .20

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION . . . . . . . . . . . . . .21

DETERMINATION OF NET ASSET VALUE . . . . . . . . . . . . . . . . . . . . .23

DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . . . . . . . . . . . . . 24
     Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .24
     Capital Gain Distributions . . . . . . . . . . . . . . . . . . . . . 24
     Foreign Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . .25
     Tax Status of the Fund . . . . . . . . . . . . . . . . . . . . . . . 25
     Redemptions or Resales . . . . . . . . . . . . . . . . . . . . . . . 25
     Other Tax Information . . . . . . . . . . . . . . . . . . . . . . . .25

TRUSTEES AND OFFICERS . . . . . . . . . . . . . . . . . . . . . . . . . . 26

PRINCIPAL HOLDERS OF SECURITIES . . . . . . . . . . . . . . . . . . . . . 29

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENTS . . . . . . . .30
     Investment Advisory Agreement . . . . . . . . . . . . . . . . . . . .30
     Administrative Services Agreement . . . . . . . . . . . . . . . . . .32

SERVICE AND DISTRIBUTION PLANS . . . . . . . . . . . . . . . . . . . . . .33
     Service Plans-All Classes . . . . . . . . . . . . . . . . . . . . . .33
     Class C Distribution Plan . . . . . . . . . . . . . . . . . . . . . .33

DESCRIPTION OF THE TRUST . . . . . . . . . . . . . . . . . . . . . . . . .34
     Trust Organization . . . . . . . . . . . . . . . . . . . . . . . . . 34
     Shareholder and Trustee Liability . . . . . . . . . . . . . . . . . .35
     Voting Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . .35
     Custodian . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .36

DISTRIBUTOR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 36

INDEPENDENT AUDITORS . . . . . . . . . . . . . . . . . . . . . . . . . . .37

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . .37

APPENDIX . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .38
     Moody's Investors Service, Inc.'s Corporate Bond Ratings . . . . . . 38
     Standard & Poor's Corporation's Bond Ratings . . . . . . . . . . . . 39

INVESTMENT ADVISOR . . . . . . . . . . .Thornburg Management Co, Inc. (TMC)
DISTRIBUTOR . . . . . .  . . . . . . Thornburg Securities Corporation (TSC)
TRANSFER AGENT . . . . . . . .National Financial Data Services, Inc. (NFDS)

                    INVESTMENT POLICIES AND LIMITATIONS

     The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset, that percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund's investment policies and limitations.

     Each Fund's respective fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the Fund. THE FOLLOWING ARE EACH FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. A FUND MAY NOT:

     (1) with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result,
(a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer, except that, for Thornburg Global Value Fund, all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objectives and substantially similar investment policies as the Fund;

     (2) issue senior securities, except as permitted under the Investment Company Act of 1940;

     (3) borrow money, except for temporary or emergency purposes or except in connection with reverse repurchase agreements; in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

     (4) underwrite any issue of securities (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

     (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

     (6) purchase or sell real estate unless acquired as a result or ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

     (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

     (8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL:

     (i) The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (ii) The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

     (iii) The Fund may borrow money only (a) from a bank or (b) by engaging in reverse repurchase agreements with any party. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

     (iv) The Fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     (v) The Fund does not currently intend to purchase interests in real estate investment trusts that are not readily marketable or interests in real estate limited partnerships that are not listed on an exchange or traded on the NASDAQ National Market System if, as a result, the sum of such interests and other investments considered illiquid under the limitation in the preceding paragraph would exceed the Fund's limitations on investments in illiquid securities.

     (vi) The Fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

     (vii) The Fund does not currently intend to purchase the securities of any issuer (other than securities issue or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

     (viii) The Fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the Fund's net assets. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock exchange. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

     (ix) The Fund does not currently intend to invest in oil, gas or other mineral exploration or development programs or leases.

     (x) The Fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of TMC who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.

For each Fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" beginning on page 10.

     ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Trustees, TMC determines the liquidity of each Fund's investments and, through reports from TMC, the Trustees monitor investments in illiquid instruments. In determining the liquidity of each Fund's investments, TMC may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or lender features), and (5) the nature of the market place for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment).

     Investments currently considered by the Funds to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage-backed securities. Also TMC may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, emerging market securities, and swap agreements to be illiquid. However, with respect to over-the-counter options a Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund any have to close out the option before expiration.

     In the absence of market quotations, illiquid investments are priced at fair value as determined utilizing procedures and methods reviewed by the Trustees. If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

     RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a Fund could be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it is permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     SWAP AGREEMENTS. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The Funds are not limited to any particular form of swap agreement if TMC determines it is consistent with a Fund's investment objective and policies.

     Although swaps can take a variety of forms, typically one party pays fixed and receives floating rate payments and the other party receives fixed and pays floating payments. An interest rate cap is an agreement between two parties over a specified period of time where one party makes payments to the other party equal to the difference between the current level of an interest rate index and the level of the cap, if the specified interest rate index increases above the level of the cap. An interest rate floor is similar except the payments are the difference between the current level of an interest rate index and the level of the floor, if the specified interest rate index decreases below the level of the floor. An interest rate collar is the simultaneous execution of a cap and floor agreement on a particular interest rate index. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. Purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.
A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of the swap agreement would be likely to decline, potentially resulting in losses. The Funds expect to be able to eliminate exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

     Each Fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

     INDEXED SECURITIES. The Funds may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increases, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

     The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than their underlying instruments.

     REPURCHASE AGREEMENTS. In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. A Fund may engage in a repurchase agreements with respect to any security in which it is authorized to invest.

     The Funds may enter into these arrangements with member banks of the Federal Reserve System or any domestic broker-dealer if the creditworthiness of the bank or broker-dealer has been determined by TMC to be satisfactory. These transactions may not provide the Funds with collateral marked-to-market during the term of the commitment.

     A repurchase agreement, which provides a means for a Fund to earn income on funds for periods as short as overnight, is an arrangement under which a Fund purchases a security and the seller agrees, at the time of the sale, to repurchase the security at a specified time and price. The repurchase price may be higher than the purchase price, the difference being interest at a stated rate due to the participating Fund together with the repurchase price on repurchase.

     For purposes of the Investment Company Act of 1940, a repurchase agreement is deemed to be a loan from the Fund to the seller of the security subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a participating Fund could encounter delay and incur costs before being able to sell the security.
 Delays may involve loss of interest or decline in the price of the underlying security. If a court characterized the transaction as a loan and the Fund has not perfected a security interest in the underlying security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Fund, TMC seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security.
 Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

     REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the participating Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Funds will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by TMC. Such transactions may increase fluctuations in the market value of a Fund's assets and may be viewed as a form of leverage.

     SECURITIES LENDING. Each Fund may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by TMC to be of good standing. Furthermore, they will only be made if, in TMC's judgment, the consideration to be earned from such loans would justify the risk.

     TMC understands that it is the current view of the SEC Staff that the Fund may engage in loan transactions only under the following conditions:
(1) the Fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

     Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

     LOWER-QUALITY DEBT SECURITIES. The Fund may purchase lower-quality debt securities (those rated below Baa by Moody's Investors Service, Inc. or BBB by Standard and Poor's Corporation, and unrated securities judged by TMC to be of equivalent quality) that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

     While the market for high-yield corporate debt securities has been in existence for may years and has weathered previous economic downturns, the 1980's brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructuring. Past experience may not provide an accurate indication of the future performance of the high-yield bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of lower-quality securities that defaulted rose significantly above prior levels, although the default rate decreased in 1992 and 1993.

     The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in accordance with procedures established by the Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-quality debt securities and the Fund's ability to sell these securities. Since the risk of default is higher for lower-quality debt securities, TMC's research and credit analysis are an especially important part of managing securities of this type held by the Fund. In considering investments for the Fund, TMC will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. TMC's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

     A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

     FOREIGN INVESTMENTS. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile.
Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. The costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments. Custodial and depositary arrangements for the ownership and holding of securities in foreign jurisdictions may not offer the same protections enjoyed in the United States.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that TMC will be able to anticipate these potential events or counter their effects.

     The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

     Either Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     American Depository Receipts and European Depository Receipts (ADR's and EDR's) are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADR's and EDR's are alternatives to the purchase of the underlying securities in their national markets and currencies.

     FOREIGN CURRENCY TRANSACTIONS. Either Fund may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price.
 The Funds will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. A Fund may use currency forward contracts for any purpose consistent with its investment objective. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Funds. The Funds may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

     When a Fund agrees to buy or sell a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." A Fund may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by TMC.

     The Funds may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge, " would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling for example, by entering into a forward contract to sell deutschemarks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     A Fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. For example, if the Fund held investments denominated in deutschemarks, the Fund could enter into forward contracts to sell deutschemarks and purchase Swiss francs. This type of strategy, sometimes known as a "cross hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the Funds will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Funds will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

     Successful use of currency management strategies will depend on TMC's skill in analyzing and predicting currency values. Currency management strategies may substantially change a Fund's investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as TMC anticipates. For example, if a currency's value rose at a time when TMC had hedged a Fund by selling that currency in exchange for dollars, the Fund would be unable to participate in the currency's appreciation. If TMC hedges currency exposure through proxy hedges, a Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if TMC increases a Fund's exposure to a foreign currency, and that currency's value declines, the Fund will realize a loss. There is no assurance that TMC's use of currency management strategies will be advantageous to the Funds or that it will hedge at an appropriate time.

     LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. Neither of the Funds will: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

     The above limitations on the Funds' investments in futures contracts and options, and the Funds' policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information, are not fundamental policies and may be changed as regulatory agencies permit.

     REAL ESTATE-RELATED INSTRUMENTS include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, over building, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

     FUTURES CONTRACTS. When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P
500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

     FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Funds' investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

     PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium).

Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

     The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

     WRITING PUT AND CALL OPTIONS. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund will be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

     If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received.
 If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline. Writing a call option obligates the participating Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline.

     At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

     COMBINED POSITIONS. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Funds' current or anticipated investments exactly. Either Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Fund's other investments. Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Funds to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions could also be impaired.

     OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. The staff of the SEC currently takes the position that OTC options are illiquid, and investments by a Fund in those instruments are subject to the Fund's limitation on investing no more than 10% of its assets in illiquid instruments.

     OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

     The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. A Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. A Fund also may purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund's investments. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the participating Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments exactly over time.

     ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of large percentage of a Fund's assets could impede Fund management or the Fund's ability to meet redemption requests or other current obligations.

     SHORT SALES. The Funds may enter into short sales with respect to stocks underlying their convertible security holdings. For example, if TMC anticipates a decline in the price of the stock underlying a convertible security a Fund holds, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. Each of the Funds currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances. When a Fund enters into a short sale, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to continue to hold them while the short sale is outstanding. The Funds will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales.

                          PORTFOLIO TRANSACTIONS

     All orders for the purchase or sale of portfolio securities are placed on behalf of the Funds by TMC pursuant to authority contained in the management contract. TMC is also responsible for the placement of transaction orders for other investment companies for which it acts as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, TMC considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions; and arrangements for payment of Fund expenses. Generally commissions for foreign investments traded will be higher than for U.S. investments and may not be subject to negotiation. A Fund may execute portfolio transactions with broker-dealers who provide research and execution services to the Fund. Such services may include advice concerning the value of securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers is generally made by TMC (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by TMC's investment staff based upon the quality of such research and execution services provided.

    	The receipt of research from broker-dealers that execute transactions on behalf of the Funds may be useful to TMC in rendering investment management services to the Funds. The receipt of such research has not reduced TMC's normal independent research activities; however, it enables TMC to avoid the additional expenses that could be incurred if TMC tried to develop comparable information through its own efforts.

     Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause a Fund to pay such higher commissions, TMC must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or TMC's overall responsibilities to the Fund.
In reaching this determination, TMC will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation would be related to those services.

     TMC is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Funds or shares of other Thornburg funds to the extent permitted by law. TMC may use research services provided by and place agency transactions with Thornburg Securities Corporation (TSC) if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. TMC may allocate brokerage transactions to broker-dealers who have entered into arrangements with TMC under which the broker-dealer allocates a portion of the commissions paid by a Fund toward payment of the Fund's expenses, such as transfer agent fees or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

     The Trustees periodically review TMC's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of each Fund and review the commissions paid by each Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

     From time to time the Trustees will review whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable. The Funds may seek to recapture soliciting broker-dealer fees on the tender of portfolio securities.

     Although the Trustees and officers of the Funds may be substantially the same as those of some other mutual funds managed by TMC, investment decisions for each of the Funds are made independently from those of other mutual funds managed by TMC. It sometimes happens that the same security is held in the portfolio of more than one of these funds. Simultaneous transactions are inevitable when several funds are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund. When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as one of the Funds is concerned. In other cases, however, the ability of a Fund to participate in volume transactions will produce better executions and prices for the Fund. It is the current opinion of the Trustees that the desirability of retaining TMC as investment adviser to the Funds outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

                     VALUATION OF PORTFOLIO SECURITIES

     Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the U.S. are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the U.S. are valued using the official closing price or the last sale price in the principal market where they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price is normally used. Short-term securities are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. Convertible securities and fixed-income securities are valued primarily by a pricing service that uses a vendor security valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. This twofold approach is believed to more accurately reflect fair value because it takes into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted, exchange, or over-there counter prices. Securities and other assets for which there is no readily available market will be valued in accordance with procedures approved by the Trustees, or by independent pricing services approved by the Trustees.

     Generally, the valuation of foreign and domestic equity securities, as well as corporate bonds, U.S. government securities, money market instruments, and repurchase agreements, is substantially completed each day at the close of the NYSE. The values of any such securities held by the Funds are determined as of such time for the purpose of computing the Funds' respective net asset values. Foreign security prices are furnished by independent brokers or quotation services which express the value of securities in their local currency. NFDS gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currency into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of net asset value. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then the security will be valued as determined in good faith in accordance with procedures approved by the Trustees.

                                PERFORMANCE

     The Funds may quote performance in various ways. All performance information supplied by the Funds in advertising is historical and is not intended to indicate future returns. The Funds' share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of the Funds' shares when redeemed may be more or less than their original cost.

     YIELD CALCULATIONS. Yields for each Fund are computed by dividing the Fund's interest and dividend income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's offering price at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. In addition, each Fund may use the same method to obtain yields for 90-day or quarterly periods. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For the Funds' investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and are then converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier. Capital gains and losses generally are excluded from the calculation as are gains and losses from currency exchange rate fluctuations.

     Income calculated for the purposes of calculating the Funds' yields differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a Fund's yield may not equal its distribution rate, the income paid to a shareholder's account, or the income reported in the Fund's financial statements.

     Yield information may be useful in reviewing a Fund's performance and in providing a basis for comparison with other investment alternatives.
However, each Fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.

     Investors should recognize that in periods of declining interest rates each Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates each Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Fund's holdings, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.

     TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value
(NAV) over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time, but changes from year to year, and the average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund. In addition to average annual total returns, a Fund may quote unaveraged or cumulative total returns reflecting the simple change in value an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis and may be quoted with or without taking a Fund's maximum sales charge into account. Excluding a Fund's sales charge from a total return calculation produces a higher total return figure. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

     NET ASSET VALUE. Charts and graphs using a Fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by a Fund and reflects all elements of its return. Unless otherwise indicated, a Fund's adjusted NAV's are not adjusted for sales charges, if any.

     MOVING AVERAGES. The Funds may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted
closing NAV or total return for a specified period.   A short-term moving
average NAV is the average of each day's adjusted closing NAV for a specified period. Moving average activity indicators combine adjusted closing NAV's from the last business day of each week with moving averages for a specified period the produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.

     HISTORICAL FUND RESULTS. Thornburg Value Fund commenced operations October 1, 1995, and Thornburg Global Value Fund commenced operations _______________, 1998. Each Fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund ranking prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. In addition to the mutual fund rankings, each Fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns from stock mutual funds. From time to time, a Fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Thornburg funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

     The Funds may be compared in advertising to Certificates of Deposit (CD's) or other investments issued by banks or other depository institutions.
 Mutual funds differ from bank investments in several respects. For example, while the Funds may offer greater liquidity or higher potential returns than CD's, neither of the Funds guarantees a shareholder's principal or return, and Fund shares are not FDIC insured.

     TMC may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs bases on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of other Thornburg mutual funds.

     Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets.
 The performance of these capital markets is based on the returns of different indices.

     The Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in the capital market may or may not correspond directly to those of each of the Funds. Each Fund may also compare performance to that of other compilations or indices that may be developed and made available in the future, and advertising, sales literature and shareholder reports also may discuss aspects of periodic investment plans, dollar cost averaging and other techniques for investing to pay for education, retirement and other goals.
In addition, each Fund may quote or reprint financial or business publications and periodicals, including model portfolios or allocations, as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques and the desirability of owning a particular mutual fund. Each Fund may present its fund number, Quotron (trademark) number, and CUSIP number, and discuss or quote its current portfolio manager.

     VOLATILITY. The Funds may quote various measures of volatility and benchmark correlation in advertising. In addition, the Funds may compare these measures to those of other funds. Measures of volatility seek to compare each Fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, the Funds may also discuss or illustrate examples of interest rate sensitivity.

     MOMENTUM INDICATORS indicate each Fund's price movements over specific periods of time. Each point on the momentum indicator represents a Fund's percentage change in price movements over that period. The Funds may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels. The Funds may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.

                  REPRESENTATIVE PERFORMANCE INFORMATION

 Thornburg Value Fund's total return figures are set forth below for the periods shown ending September 30, 1997. The Fund commenced investment operations and the offering of Class A and Class C shares on October 2, 1995.

The data for Class A shares reflect deduction of the maximum sales charge of 4.50% upon purchase. The one-year total return for Class C shares is adjusted to reflect the 1% contingent deferred sales charge imposed on redemptions of Class C shares within one year of purchase; the data for Class C shares do not reflect deduction of this charge. The data assume reinvestment of all distributions at net asset value.

                              1 Year   5 Years   10 Years   Since Inception
                              ------   -------   --------   ---------------
                   Class A     39.47%    N/A        N/A      31.56%
                   Class C     43.77%    N/A        N/A      33.60%

Thornburg Global Value Fund commenced operations on _______________, 1998, and no performance information was available for the Fund as of the date of this Statement of Additional Information.

              ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Procedures with respect to the manner in which shares of the Funds may be purchased and how the offering price is determined are set forth in the Prospectus under the caption "HOW TO PURCHASE FUND SHARES"

     The Prospectus states that certain classes of investors, specified below, may purchase Class A shares of the Fund at variations to the public scale:

     (1) Existing shareholders of the Fund may purchase shares upon the reinvestment of dividends and capital gains distributions with no sales charge.

     (2) A shareholder who redeemed Class A shares of any series of Thornburg Investment Trust or of Thornburg Limited Term Municipal Fund, Inc. may, for two years after the redemption, pay no sales charge on any amounts up to the total redemption proceeds which are reinvested in Class A shares of a Fund, if the original Thornburg shares were held for at least 60 days before the redemption. If the original shares were held for less than 60 days, the shareholder will pay a sales charge on the reinvestment equal to the amount, if any, by which the Fund sales charge exceeds the sales charge paid when purchasing the original shares the redemption proceeds of which are reinvested in Fund shares. The shareholder's financial advisor or the shareholder must notify TSC or the Transfer Agent at the time the order is placed that the purchase qualifies for this variation to the public scale.

     (3) Officers, trustees, directors and employees of TMC, TSC, or any investment companies managed by TMC, or any affiliate of TMC or TSC, or of the Custodian and Transfer Agent, while in such capacity as an officer, trustee, director or employee of those entities, and members of their families, including trusts for the benefit of the foregoing, may purchase shares of the Funds with no sales charge, provided that they notify TSC or the Transfer Agent at the time an order is placed that the purchase qualifies for this variation to the public scale.

     The reduced sales charge to the above parties is based upon the Trust's view that these persons' familiarity with and loyalty to the Funds will result in the need for less selling effort by either Fund, such as a solicitation and detailed explanation of the conceptual structure of the Funds, and less sales-related expenses, such as advertising expenses, computer time, paper work, secretarial needs, postage and telephone costs, which may be required for the sale of shares to the general public. Inclusion of the families of such parties is based on the Trust's view that the same economies exist for sales of shares to family members.

     (4) Employees of brokerage firms who are members in good standing with the National Association of Securities Dealers, Inc. ("NASD"), employees of financial planning firms who place orders for a Fund through a broker/dealer who is a member in good standing with the NASD, their families, including trusts for the benefit of the foregoing, may purchase shares of the Funds for themselves with no sales charge, provided the following conditions are met:
(1) the order must be through a NASD member firm which has entered into a Selected Dealer Agreement with TSC, and (2) the shareholder must notify TSC or the Transfer Agent at the time an order is placed that the purchase qualifies for this variation from the public scale.

     Because they sell the Funds' shares, these individuals tend to be much more aware of the Funds than the general public. In order to sell shares of the Funds to the general public, TSC must inform these individuals about the Funds. Any additional costs to TSC of marketing to these individuals are minimal.

     (5) Customers of bank trust departments and other companies with trust powers and investment advisers who receive compensation on a fee basis (including investment dealers who utilize "wrap fee" arrangements) may purchase shares of the Funds for their customers at no sales charge, provided that such departments or companies notify TSC or the Transfer Agent at the time an order is placed that the purchase qualifies for this variation to the public scale. These persons may charge fees to customers for whose account they purchase shares of the Funds.

     (6) Purchases of Class A shares of a Fund may be made at net asset value provided that such purchases are placed through a broker that maintains one or more omnibus accounts with the Fund and such purchases are made by:
(i) investment advisors or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; (ii) clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent; and (iii) retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts." Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

     (7) Certain employee benefit plans and insurance company separate accounts used to fund annuity contracts may purchase shares of the Funds at no sales charge. TMC or TSC may pay a sales fee of up to 1% to financial advisors who place orders for these plans. If such a fee is paid, a contingent deferred sales charge of the same percentage will be imposed on any redemption within one year of purchase. These plans and accounts must notify TSC or the Transfer Agent at the time an order is placed that the purchase qualifies for this variation from the public scale.

     (8) Charitable organizations, including trusts established for the benefit of charitable organizations, may purchase shares of the Funds at no sales charge. TMC or TSC may pay a sales fee of up to 1% to financial advisors who place orders for these plans. If such a fee is paid, a contingent deferred sales charge of the same percentage will be imposed on any redemption within one year of purchase. These organizations must notify TSC or the Transfer Agent at the time an order is placed that the purchase qualifies for this variation from the public scale.

     The investment decisions of these persons tend to be made by informed advisers or fiduciaries. Typically, these persons are better able than the general public to evaluate quickly the appropriateness of the Funds' investment objectives and performance in light of their customers' goals. In certain cases, these organizations may approach a Fund directly with no solicitation after reading performance data in trade publications.

     (9) No sales charge will be payable at the time of purchase on investments of $1 million or more. However, a CDSC of 1% will be imposed on such investments in the event of a share redemption within 12 months following the share purchase. In determining whether a CDSC is payable, and, if so, the amount of the charge it is assumed that shares not subject to such charge are the first redeemed followed by other shares held for the longest period of time. The applicability of these charges will be unaffected by transfers of registration.

     (10) Shareholders of any fixed income series of Thornburg Investment Trust or of Thornburg Limited Term Municipal Fund, Inc. may elect to have dividends paid with respect to the fixed income series reinvested at no sales charge in shares of either Fund. Shareholders wishing to elect this privilege should contact their financial advisors or TSC. The reason for this exception from the ordinary sales charge is that persons electing the privilege have become familiar with the Thornburg Funds generally, and little or no sales effort is anticipated with respect to these persons.

     (11) Such persons as are determined by the Trustees to have acquired shares under special circumstances not involving any sales expense to the Funds or TSC may purchase shares with no sales charge. Investors seeking the benefit of this paragraph must provide to the Fund and TSC information evidencing qualification for this benefit. The reason for this exception is that little or no sales effort may be required with respect to certain investors.

                     DETERMINATION OF NET ASSET VALUE

     The Funds are open for business and their respective net asset values per share (NAV) are calculated at least once each day the New York Stock Exchange (NYSE) is open for trading. The NYSE customarily closes on the following holidays: New Year's Day, Washington's Birthday (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day, and Christmas Day (observed). The NYSE may modify its holidays schedule at any time.

     The Funds normally determine their NAVs as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC, and NAV may be calculated more often than once a day for a Fund if the Fund considers this necessary. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, a Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares. In addition, trading in some of a Fund's portfolio securities may not occur on days when the Fund is open for business.

     In the prospectus, each Fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in TMC's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

                          DISTRIBUTIONS AND TAXES

     DIVIDENDS. A portion of each Fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the Fund's income is derived from qualifying dividends. Because a Fund may earn other types of income, such as interest income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the Fund that qualify for the deduction generally will be less than 100%. Each Fund will notify corporate shareholders annually of the percentage of Fund dividends that qualifies for the dividends-received deduction.

     A portion of each Fund's dividends derived from certain U.S. Government obligations may be exempt from state and local taxation. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income and therefore will increase (decrease) dividend distributions. Short-term capital gains are distributed as dividend income.
 The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

     Distributions by a Fund result in a reduction in the net asset value of the Fund's shares. Should distributions reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

     CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by a Fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of a Fund and such shares are held 12 months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes.

     Short-term capital gains distributed by a Fund are taxable to shareholders as dividends, not as capital gains.

     FOREIGN TAXES. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities typically at a rate between 10% and 35%. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. Because the Value Fund does not currently anticipate that securities of foreign issuers will constitute more than 50% of its total assets at the end of its fiscal year, shareholders should not expect to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

     TAX STATUS OF THE FUNDS. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, each Fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as a fiscal year basis.

     REDEMPTIONS OR RESALES. Redemption or resale of shares will be a taxable transaction for federal income tax purposes and the shareholder will recognize gain or loss in an amount equal to the difference between the shareholder's basis in the shares and the amount realized by the shareholder on the redemption or resale. If the redemption or resale occurs before May 7, 1997, and the shareholder held the shares as a capital asset, the gain or loss will be long-term if the shares were held for more than 12 months, and any such long-term gain will be subject to a maximum federal income tax rate of 28% to the extent that gain exceeds any net short-term capital losses realized by the taxpayer. If the redemption or resale occurs after May 6, 1997, and the shares were held as capital assets, the gain or loss will be long-term if the shares were held for more than 12 months, and the maximum 28% rate will continue to apply to gains realized on shares held more than 12 months and less than 18 months. However, for shares held as capital assets for more than 18 months, the maximum federal income tax rate is 20%; and is reduced to 10% for gains which otherwise would be taxable at a 15% rate. For taxable years beginning after December 31, 2000, the maximum tax rates for gains on capital assets which are held more than five years are 8% and 18%, instead of the 10% and 20% rates applicable to assets held more than 18 months. Effective for sales charges incurred after October 3, 1989 if the shareholder disposes of shares within 90 days after purchasing them, and later acquires shares for which the sales charge is eliminated or reduced pursuant to a reinvestment right, then the original sales charge to the extent of the reduction is not included in the basis of the shares sold for determining gain or loss. Instead, the reduction is included in determining the basis of the reinvested shares.

     OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the Funds and their shareholders.
 The discussion primarily relates to federal income tax consequences affecting individuals, and tax consequences to investors who are not individuals could be very different. In addition to federal income taxes, shareholders may be subject to state and local taxes on Fund distributions, and capital gains on dispositions of shares; moreover, their shares may be subject to state and local property taxes. Investors should consult their tax advisers to determine whether a Fund is suitable for their particular tax situation.

                           TRUSTEES AND OFFICERS

     The management of the Funds, including general supervision of the duties performed by TMC under the Investment Advisory Agreements, is the responsibility of its Trustees. There are five Trustees, one of whom is an "interested person." The names of the Trustees and officers and their principal occupations and other affiliations during the past five years are set forth below, with the Trustees who are "interested persons" of the Trust indicated by an asterisk:

Name / Position / Principal Occupation During Past 5 Years
----------------------------------------------------------

H. Garrett Thornburg, Jr.,* 51 / Trustee, President / Director, Chairman (since January of 1987) and Treasurer of Thornburg Limited Term Municipal Fund, Inc. (a mutual fund investing in certain municipal securities) since its inception in 1984; Chairman and Director of Thornburg Mortgage Advisory Corporation since its formation in 1989; Chairman and Director of Thornburg Mortgage Asset Corporation (real estate investment trust) since its formation in 1993; Executive Vice President of Daily Tax Free Income Fund, Inc. (mutual fund) since its formation in 1982 and a Director from 1982 to June 1993; Director and Treasurer of TMC since its formation in 1982 and President from 1982 to August 1997.

David A. Ater, 51 / Trustee / Principal in Ater & Ater Associates, Santa Fe, New Mexico (developer, planner and broker of residential and commercial real estate) since 1990; owner, developer and broker for various real estate projects; Director of Thornburg Mortgage Asset Corporation (real estate investment trust) since 1994.

J. Burchenal Ault, 70 / Trustee / Independent Fund Raising Counsel, May 1986 to present; Trustee, Woodrow Wilson International Center for Scholars; Director of Thornburg Limited Term Municipal Fund, Inc. since its formation in 1984; Director of Farrar, Strauss & Giroux (publishers) since 1968.

Forrest S. Smith, 66 / Trustee / Attorney in private practice and shareholder Catron, Catron & Sawtell (law firm), Santa Fe, New Mexico, 1988 to present.

James W. Weyhrauch, 38 / Trustee / Executive Vice President and Director, Nambe' Mills, Inc. (manufacturer), Santa Fe, New Mexico, 1986 to present.

Brian J. McMahon, 41 / Vice President and Assistant Secretary / President of Thornburg Limited Term Municipal Fund, Inc. since January, 1987; Managing Director of TMC since December 1985, President of TMC since August 1997 and a Vice President from April 1984 to August 1997.

Steven J. Bohlin, 38 / Vice President and Treasurer / Vice President of Thornburg Limited Term Municipal Fund, Inc. since November 1988; a Managing Director and a Vice President of TMC.

Dawn B. Fischer, 50 / Secretary and Assistant Treasurer / Secretary, Thornburg Limited Term Municipal Fund, Inc. since its formation in 1984; Vice President, Daily Tax Free Income Fund, Inc. since 1989; Managing Director of TMC since 1985 and a Vice President since January 1984.

William Fries, 57 / Vice President / Managing Director of TMC since May 1995 and Vice President of Thornburg Limited Term Municipal Fund, Inc. since June 1995; Vice President of USAA Investment Management Company from 1982 to 1995.

Ken Ziesenheim, 43 / Vice President / Managing Director of TMC since 1995 and Vice President of Thornburg Limited Term Municipal Fund, Inc. since 1995; President of Thornburg Securities Corporation since 1995; Senior Vice President of Financial Services, Raymond James & Associates, Inc. from 1991 to 1995.

George Strickland, 34 / Vice President / Assistant Vice President of Thornburg Limited Term Municipal Fund, Inc. since July 1992; Associate of TMC since July 1991 and a Managing Director commencing in 1996.

Susan Rossi, 36 / Assistant Vice President / Assistant Vice President of Thornburg Limited Term Municipal Fund, Inc. since July 1992; Associate of TMC since June 1990.

Jonathan Ullrich, 28 / Assistant Vice President / Assistant Vice President of Thornburg Limited Municipal Fund, Inc. since July 1992.

Jack Lallement, 58 / Assistant Vice President / Assistant Vice President of Thornburg Limited Term Municipal Fund, Inc. since September 1997; Fund Accountant for TMC since March 1997; Chief Financial Officer/Controller for Zuni Rental, Inc. (equipment leasing and sales), Albuquerque, New Mexico from February 1995 to March 1997; Chief Financial Officer/Controller, Montgomery & Andrews, P.A. (law firm), Santa Fe, New Mexico from March 1987 to August 1994.

Thomas Garcia, 26 / Assistant Vice President / Assistant Vice President of Thornburg Limited Term Municipal Fund, Inc. since September 1997; Fund Accountant for TMC since 1993; BBA, University of New Mexico, 1993.

Van Billops, 31 / Assistant Vice President / Assistant Vice President of Thornburg Limited Term Municipal Fund, Inc. since September 1997; Fund Accountant for TMC since 1992.

Dale Van Scoyk, 50 / Assistant Vice President / Assistant Vice President of Thornburg Limited Term Municipal Fund, Inc. since September 1997; Account Manager for TMC since 1997; National Account Manager for the Heartland Funds 1993 - 1997.

     The business address of each person listed is 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501. Mr. Thornburg is a Director of TSC. Mr. Ziesenheim and Ms. Fischer are, respectively, president and secretary of TSC.

     The officers and Trustees affiliated with TMC will serve without any compensation from the Trust. The Trust currently pays each Trustee who is not an employee of TMC or an affiliated company a quarterly fee of $1,000 plus a fee of $500 for each meeting of the Trustees attended by the Trustee, pays an annual stipend of $1,000 to each Trustee who serves on the audit committee or any other committee the Trustees may establish,, and reimburses Trustees for travel and out-of-pocket expenses incurred in connection with attending meetings. For the fiscal year ended September 30, 1997, the Trust paid the following amounts as compensation to Trustees:

                         Pension or
                         Retirement        Estimated      Total
           Aggregate     Benefits          Annual         Compensation
           Compensation  Accrued as        Benefits       from Trust and
           from          Part of           Upon           Fund Complex
Trustee    Trust         Fund Expenses     Retirement     Paid to Trustee
--------   ------------  -------------     -------------  ---------------
David A.       $7,000      - 0 -             - 0 -         $7,000
Ater

J. Burchenal   $7,000      - 0 -             - 0 -        $13,000
Ault

Forrest S.     $7,000      - 0 -             - 0 -         $7,000
Smith

James W.       $5,500      - 0  -            - 0 -         $5,500
Weyhrauch

The Trust does not pay retirement or pension benefits.

                      PRINCIPAL HOLDERS OF SECURITIES

     As of November 14, 1997, the Value Fund had 3,972,379 shares outstanding. As of the same date, officers and Trustees of the Trust, as a group (together with family members) owned themselves or through affiliated persons 485,454 shares of the Fund, representing 12.22% of the Value Fund's outstanding shares on that date. As of November 14, 1997, the following persons owned, beneficially or of record, 5% or more of the Value Fund's outstanding shares:

                                                       No. of      % of
          Shareholder                                  Shares   Total Shares
          -----------                                  ------   ------------
          H. Garrett Thornburg, Jr.                    382,609 <F1>  9.63%
          119 East Marcy Street
          Santa Fe, New Mexico  87501

          Brian J. McMahon                             251,770 <F2>  6.34%
          119 East Marcy Street
          Santa Fe, New Mexico  87501

          Dawn B. Fischer                              198,953 <F3>  5.01%
          119 East Marcy Street
          Santa Fe, New Mexico  87501

<F1> Total includes 130,088 shares owned by the Thornburg Management Company,
     Inc. Profit Sharing Plan (as to which Mr. Thornburg is a trustee and holds shared voting and investment powers) and 88,686 shares owned by Thornburg Management Company, Inc.
<F2> Total includes 130,088 shares owned by the Thornburg Management Company,
     Inc. Profit Sharing Plan (as to which Mr. McMahon is a trustee and holds shared voting and investment powers) and 29,453 shares owned by Thornburg Descendants Trust (as to which Mr. McMahon is a trustee and holds shared voting and investment powers).
<F3> Total includes 130,088 shares owned by the Thornburg Management Company,
     Inc. Profit Sharing Plan (as to which Ms. Fischer is a trustee and holds shared voting and investment powers), 29,453 shares owned by Thornburg Descendants Trust (as to which Ms. Fischer is a trustee and holds shared voting and investment powers) and 37,577 shares owned by the Lloyd Thornburg Irrevocable Trust (as to which Ms. Fischer is trustee and holds voting and investment powers).

     As of _______________, 1998, the commencement of the Global Value Fund's investment operations, the Fund had __________ shares outstanding, all of which were owned by ________________________________.

        INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENTS

Investment Advisory Agreement

     Pursuant to the Investment Advisory Agreement, Thornburg Management Company, Inc., 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501 ("TMC"), will act as the investment adviser for, and will manage the investment and reinvestment of the assets of the Funds in accordance with the Funds' respective investment objectives and policies, subject to the general supervision and control of the Funds' Trustees.

     TMC is investment adviser for Thornburg Limited Term Municipal Fund, Inc., a series investment company with two fund series, Thornburg Limited Term Municipal Fund National Portfolio and Thornburg Limited Term Municipal Fund California Portfolio. TMC also acts as investment adviser for Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund and Thornburg Florida Intermediate Municipal Fund, separate series of the Trust. TMC is also a sub-adviser for Daily Tax-Free Income Fund, Inc., a registered investment company.

     Pursuant to the Investment Advisory Agreement, each Fund pays to TMC a monthly management fee at an annual percentage rate of the daily average net assets of the Fund, applied in accordance with the following table, in consideration of the services and facilities furnished by TMC. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

                    Net Assets                    Annual Rate
                    ----------                    -----------
                    0 to $500 Million               .875%
                    $500 million to $1 billion      .825%
                    $1 billion to $1.5 billion      .775%
                    $1.5 billion to 2.0 billion     .725%
                    More than $2.0 billion          .675%

     In addition to TMC's fee, each Fund will pay all other costs and expenses of its operations. Each Fund also will bear the expenses of registering and qualifying the Fund and its shares for distribution under federal and state securities laws, including legal fees.

     The Value Fund commenced operations on October 2, 1995, and paid to TMC advisory fees aggregating $37,126 for the year ended September 30, 1996. TMC waived advisory fees aggregating $64,178 for the same period. The Value Fund paid to TMC advisory fees aggregating $376,424 for the year ended September 30, 1997 and TMC waived no advisory fees for the period. The Global Value Fund commenced operations on _______________, 1998.

     TMC may (but is not obligated to) waive its rights to any portion of its fees in the future, and may use any portion of its fee for purposes of shareholder and administrative services and distribution of Fund shares.

     The Investment Advisory Agreement was approved for the Value Fund on June 7, 1995 and for the Global Value Fund on March 10, 1998, in each case by the Trustees of the Fund, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund or TMC. The Agreement became effective for the Value Fund on September 30, 1995 and for the Global Value Fund on _______________. The initial term of this Agreement for each Fund was for two years, with extensions for successive 12-month periods, provided that each such continuation for each Fund is approved at least annually by a majority of the Trustees who are not "interested" within the meaning of the Investment Company Act of 1940 or by a vote of the majority of the Fund's shares then outstanding. The Agreement was restated for the Value Fund as of July 1, 1996, as approved by the shareholders at a special meeting on April 16, 1996, to provide for a reduction in the investment management fee, and to provide that certain administrative services thereafter will be provided pursuant to Administrative Services Agreements, described below. The Agreement may be terminated by either party, at any time without penalty, upon 60 days' written notice, and will terminate automatically in the event of its assignment. Termination will not affect the right of TMC to receive payments on any unpaid balance of the compensation earned prior to termination. The Agreement further provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of TMC, or of reckless disregard of its obligations and duties under the Agreement, TMC will not be liable for any action or failure to act in accordance with its duties thereunder.

     The Trust and TMC have agreed that TMC will perform for the Trust certain telephone answering services previously performed by the Trust's transfer agent, National Financial Data Services, Inc. ("NFDS"). These telephone services include answering telephone calls placed to the Trust or its transfer agent by shareholders, securities dealers and others through the Trust's toll free number, and responding to those telephone calls by answering questions, effecting certain shareholder transactions described in the Trust's current prospectuses, and performing such other, similar functions as the Trust may reasonably prescribe from time to time. The Trust will pay one dollar for each telephone call, which was the charge previously imposed by the Trust's transfer agent for this service. TMC will not receive any profit from providing this service.

     H. Garrett Thornburg Jr., Chairman and a Trustee of the Trust, is also the sole Director and controlling stockholder of TMC.

Administrative Services Agreement

     Administrative services are provided to each class of shares issued by each Fund under an Administrative Services Agreement which requires the delivery of administrative functions necessary for the maintenance of the shareholders of the class, supervision and direction of shareholder communications, assistance and review in preparation of reports and other communications to shareholders, administration of shareholder assistance, supervision and review of bookkeeping, clerical, shareholder and account administration and accounting functions, supervision or conduct of regulated regulatory compliance and legal affairs, and review and administration of functions delivered by outside service providers to or for shareholders, and other related or similar functions as may from time to time be agreed. The Administrative Services Agreement specific to each Fund's Class A shares and Class C shares provides that each class will pay a fee calculated at an annual percentage of .125% of the class's average daily net assets, paid monthly, together with any applicable sales or similar tax. For the fiscal year ended September 30, 1996, the Value Fund paid TMC under the Administrative Service Agreement applicable to Class A and Class C shares, $4,253 and $358, respectively. For the fiscal year ended September 30, 1997, the Value Fund paid TMC under the Administrative Services Agreements applicable to Class A and Class C shares $48,098 and $5,667, respectively. Services are currently provided under these agreements by TMC. The agreements applicable to each class may be terminated by either party, at any time without penalty, upon 60 days' written notice, and will terminate automatically upon assignment. Termination will not affect the service provider's right to receive fees earned before termination. The agreements further provide that in the absence of willful misfeasance, bad faith or gross negligence on the part of the service provider, or reckless disregard of its duties thereunder, the provider will not be liable for any action or failure to act in accordance with its duties thereunder.

                      SERVICE AND DISTRIBUTION PLANS

Service Plans-All Classes

     Each Fund has adopted a plan and agreement of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("Service Plan") which is applicable to Class A and Class C shares of the Fund. The Plan permits each Fund to pay to TMC (in addition to the management fee and reimbursements described above) an annual amount not exceeding .25 of 1% of the Fund's assets to reimburse TMC for specific expenses incurred by it in connection with certain shareholder services and the distribution of that Fund's shares to investors. For the fiscal year ended September 30, 1996, the Value Fund paid to TMC $24,457 under the Class A Service Plan and $63 under the Class C Service Plan. For the fiscal year ended September 30, 1997, the Value Fund paid to TMC $96,195 under the Class A Service Plan and $11,354 under the Class C Service Plan. TMC may, but is not required to, expend additional amounts from its own resources in excess of the currently reimbursable amount of expenses. Reimbursable expenses include the payment of amounts, including incentive compensation, to securities dealers and other financial institutions, including banks (to the extend permissible under the Glass-Steagall Act and other federal banking laws), for administration and shareholder services. The nature and scope of services provided by dealers and other entities likely will vary from entity to entity, but may include, among other things, processing new account applications, preparing and transmitting to the Transfer Agent data respecting shareholder account transactions, and serving as a source of information to customers concerning a Fund and transactions with the Fund. The Service Plan does not provide for accrued but unpaid reimbursements to be carried over and paid to TMC in later years.

Class C Distribution Plan

     Each Fund has adopted a plan and agreement of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, applicable only to the Class C shares of the Fund ("Class C Distribution Plan"). The Class C Distribution plan provides for each Fund's payment to TSC on a monthly basis of an annual distribution fee of .75% of the average daily net assets attributable to the Fund's Class C shares. For the fiscal year ended September 30, 1996, the Value Fund paid to TSC $7,064 under the Class C Distribution Plan, and for the fiscal year ended September 30, 1997, the Value Fund paid to TSC $34,063 under the same Plan.

     The purpose of the Class C Distribution Plan for each Fund is to compensate TSC for its services in promoting the sale of Class C shares of the Fund. TSC expects to pay compensation to dealers and others selling Class C shares from amounts it receives under the Class C Distribution Plan.
 TSC also may incur additional distribution-related expenses in connection with its promotion of Class C shares sales, including payment of additional incentives to dealers, advertising and other promotional activities and the hiring of other persons to promote the sale of shares.

     The Glass-Steagall Act prohibits certain banks from underwriting mutual fund shares, but the Trust does not believe that this prohibition will apply to the arrangements described in the Plans. However, no assurance can be given that the Glass-Steagall Act will not be interpreted so as to prohibit these arrangements. In that event, the Funds' ability to market their shares could be impaired to a small extent. The Trust does not foresee that it will give preference to banks or other depository institutions which receive payments from TMC when selecting investments for the Funds.

     Each Plan continues in effect for periods of 12 months each unless terminated pursuant to its terms and may be continued from year to year thereafter, provided that the continuance is approved at lease annually by a vote of a majority of the Trustees, including a majority of the independent Trustees cast in person at a meeting called for the purpose of voting on such continuance. Each Plan also may be terminated at any time, without penalty, if a majority of the independent Trustees or shareholders of a Fund class vote to terminate the Plan for that class. So long as a Plan is in effect, the selection and nomination of Trustees who are not "interested persons" of the Trust shall be committed to the discretion of the Trustees who are not "interested persons." The Plans may not be amended to increase materially the amount of a Fund's payments thereunder without approval of the shareholders of the affected classes. Under each Plan, a Fund, by a vote of a majority of the independent Trustees or of the holders of a majority of the outstanding shares, may terminate the provisions retaining the services of TMC or TSC under the Plan, whichever is applicable, without penalty. The Trustees have the authority to approve continuance of the Plan without similarly approving a continuance of the provisions retaining TMC or TSC thereunder.

     To the extent that a Plan constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, it will remain in effect as such, so as to authorize the use of the participating Fund's assets in the amounts and for the purposes set forth therein, notwithstanding the occurrence of an assignment, as defined by the 1940 Act and the rules thereunder. To the extent it constitutes an agreement pursuant to a plan, it will terminate automatically in the event of an "assignment." Upon termination, no further payments may be made under the agreement except for amounts previously accrued by unpaid. A Fund may continue to make payments pursuant to the Plan of the amounts authorized to be paid, which may or may not be to TMC or TSC, as the case may be, or the adoption of other similar arrangements, in each case by the Funds' Trustees, including a majority of the independent Trustees by vote cast in person at a meeting called for that purpose.

     Information regarding the services rendered under the Plan and the amounts paid therefor is provided to, and reviewed by, the Trustees on a quarterly basis. In their quarterly review, the Trustees consider the continued appropriateness of the Plan and the level of compensation provided therein.

                         DESCRIPTION OF THE TRUST

     TRUST ORGANIZATION. Each of the Funds is a separate series of Thornburg Investment Trust, an open-end management investment company organized as a Massachusetts business trust on June 3, 1987. Currently, there are 14 series of the Trust, eight of which are active. The Declaration of Trust permits the Trustees to create additional fund series and classes of shares.

     In the event that TMC ceases to be the investment adviser to the Trust or the Funds, the right of the Trust or Fund to use the identifying name "Thornburg" may be withdrawn.

     The assets of the Trust received for the issue or sale of shares of each Fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to the Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund are segregated on the books of account, and are to be charged with the liabilities with respect to that Fund and with a share of the general expense of the Trust. Expenses with respect to the Trust are to be allocated in proportion to the asset value of the respective series and classes, except where allocations of direct expense can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which expenses are allocable to a given Fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the Trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.

     Each of the Funds may in the future, rather than invest in securities generally, seek to achieve its investment objectives by pooling its assets with assets of other funds for investment in another investment company having the same investment objective and substantially similar investment policies and restrictions as the Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and to reduce cost. It is expected that any such investment company would be managed by TMC in a manner substantially similar to the corresponding Fund. Shareholders of each Fund would receive prior written notice of any such investment, but would not be entitled to vote on the action. Such an investment would be made only if at least a majority of the Trustees determined it to be in the best interest of the participating Fund and its shareholders.

     SHAREHOLDER AND TRUSTEE LIABILITY. The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. TMC believes that, in view of the above, the risk of personal liability to shareholders is remote.

     The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

     VOTING RIGHTS. Each Fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value per share you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as a set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the Trust or a Fund may, as set forth in the Declaration of Trust, call meetings of the Trust or the Fund, as the case may be, for any purpose related to the Trust or the Fund, as the case may be, including in the case of a meeting of the entire Trust, the purpose of voting on removal of one or more Trustees.

     CUSTODIAN. State Street Bank and Trust, Boston, Massachusetts, is custodian of the assets of the Funds. The Custodian is responsible for the safekeeping of the Funds' assets and the appointment of subcustodian banks and clearing agencies. The Custodian takes no part in determining the investment policies of the Funds or in deciding which securities are purchased or sold by the Funds. The Funds may, however, invest in obligations of the Custodian and may purchase securities from or sell securities to the Custodian.

                                DISTRIBUTOR

     Pursuant to a Distribution Agreement with the Trust, Thornburg Securities Corporation ("TSC") acts as the distributor of Fund shares. The Funds do not bear selling expenses except (i) those involved in registering shares with the Securities and Exchange Commission and qualifying them or the Funds with state regulatory authorities, and (ii) expenses paid under the Service and Distribution Plans which might be considered selling expenses. Terms of continuation, termination and assignment under the Distribution Agreement are identical to those described above with regard to the Investment Advisory Agreement, except that termination other than upon assignment requires six months' notice.

     The following table shows the commissions and other compensation received by TSC from the Value Fund for the fiscal years ending September 30, 1996 and 1997, except for compensation or other amounts paid under Rule 12b-1 plans, which are described above under the caption "Service and Distribution
Plans."   The Global Value Fund commenced operations on ____________, 1998.

Thornburg Value Fund
                                                     Net Underwriting
                    Aggregate      Discounts and     Compensation on
                    Underwriting   Commissions       Redemptions and     Brokerage     Other
Year Ended          Commissions    Paid to TSC       Repurchases         Commissions   Compensation
----------          ------------   -------------     ----------------    -----------   ------------
September 30, 1996                  22,669                 604.00          - 0 -            *

September 30, 1997   $872,911       99,848                 740.00          - 0 -            *

* See "Service and Distribution Plans


     H. Garrett Thornburg Jr. President, Treasurer and a Trustee of the Funds, is also Director and controlling stockholder of TSC.

                           INDEPENDENT AUDITORS

     McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York, 10017, is the independent auditor of the Funds for the fiscal year ending September 30, 1998. Shareholders will receive semi-annual unaudited financial statements, and annual financial statements audited by the independent auditors.

                           	FINANCIAL STATEMENTS

     Statement of Assets and Liabilities including Schedule of Investments as of September 30, 1997, Statement of Operations for the year ended September 30, 1997, Statement of Changes in Net Assets for the two years ended September 30, 1997, Notes to Financial Statements, Financial Highlights, and Independent Auditor's Report dated October 24, 1997, for Thornburg Value Fund are incorporated herein by reference from the Fund's 1997 Annual Report to Shareholders.

                                 APPENDIX

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS:

     AAA- Bonds rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA- Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A-   Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA- Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interests payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     BA- Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B-   Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

     CAA- Bonds rated Caa are of poor standing. Such issues may be in default or there may me present elements of danger with respect to principal or interest.

     CA- Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-coming.

     C-   Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospectus of ever attaining any real investment standing.

     Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicated that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S BOND RATINGS:

     AAA- Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

     A-   Debt rated A has strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

     BB- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

     B-   Debt rated B has a greater vulnerability to default but currently has the capacity to met interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB-rating.

     CCC- Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

     CC- Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

     C-   The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

     CI- The rating CI is reserved for income bonds on which no interest is being paid.

     D-   Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     The ratings from AA to CCC may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

                                  PART C
                             OTHER INFORMATION

Items 23 and 24.  Financial Statements and Exhibits.

   (a)   Financial Statements

         (i)   Thornburg Limited Term U.S. Government Fund (Class A,
               Class C and Class I shares),
         (ii)  Thornburg Limited Term Income Fund (Class A,
               Class C and Class I shares),
         (iii) Thornburg Intermediate Municipal Fund (Class A,
               Class C and Class I shares),
         (iv) Thornburg New Mexico Intermediate Municipal Fund (Class A shares),
         (v) Thornburg Florida Intermediate Municipal Fund (Class A shares),
         (vi)  Thornburg Value Fund (Class A and Class C shares):
               Reports of Independent Auditors dated October 24, 1997, Statements of Assets and Liabilities including Schedules of Investments as of September 30, 1997, Statements of Operations for the year ended September 30, 1997, Statements of Changes in Net Assets for the two years ended
               September 30, 1997, Notes to Financial Statements, Financial Highlights are incorporated by reference to Registrant's 1997 Annual Reports to Shareholders in respect of Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, and Thornburg Florida Intermediate Municipal Fund, and Thornburg Value Fund previously filed with the Securities and Exchange Commission, and
         (vii) Thornburg New York Intermediate Municipal Fund: Statement of Assets and Liabilities including Schedule of Investments as of October 31, 1997, Statement of Operations for the period ended October 31, 1997, Statement of Changes in Net Assets for the period ended October 31, 1997, Notes to Financial Statements and Financial Highlights, filed as an exhibit to post-effective amendment no. 32 on February 17, 1998.


   (b)   Exhibits

The following Exhibits are incorporated herein by reference to Registrant's Registration Statement on Form N-1A as initially filed on June 12, 1987.

      (1) Limited Term Trust, Agreement and Declaration of Trust, dated June 3, 1987.

      (2)    By-Laws of Limited Term Trust, dated June 3, 1987.

      (3)    Not applicable.

      (4)    Not applicable.

      (5)    Form of Investment Advisory Agreement between
             Registrant and Thornburg Management Company, Inc.

      (6)    (a)   Form of Distribution Agreement between Registrant
                   and Thornburg Securities Corporation.

             (b)   Form of Agency Agreement.

      (7)    Not applicable.

      (11)   Not applicable.

      (12)   Not applicable.

      (13)   Form of Subscription to Shares by Thornburg Management
             Company, Inc.

      (15) Form of Plan and Agreement of Distribution Pursuant to Rule 12b-1 between Registrant and Thornburg Management Company, Inc.


The following exhibits are incorporated herein by reference to Registrant's pre-effective amendment No. 1 to its Registration Statement on Form N-1A as filed on October 28, 1987:

      (1) Thornburg Income Trust - First Amendment and Supplement to Agreement and Declaration of Trust, dated August 11, 1987.

      (8) Form of Custodian Agreement between Registrant and State Street Bank and Trust Company. This exhibit supersedes the form of Custodian Agreement filed with the Registrant's initial Registration Statement on Form N-1A on June 12, 1987.

      (9) Form of Transfer Agency Agreement between Registrant and State Street Bank and Trust Company. This exhibit supersedes the form of Transfer Agency Agreement filed with the Registrant's initial Registration Statement on Form N-1A on June 12, 1987.

The following exhibits are incorporated herein by reference to Registrant's post-effective amendment No. 1 to its Registration Statement on Form N-1A as filed on March 3, 1988:

      (1) Thornburg Income Trust-Second Amendment and Supplement to Agreement and Declaration of Trust, dated October 28, 1987.

The following exhibits are incorporated herein by reference to Registrant's post-effective amendment No. 7 to its Registration Statement on Form N-1A as filed on April 19, 1991:

      (16)   Powers of Attorney from Messrs. Bemis, Smith and
             Thornburg.

The following exhibits are incorporated herein by reference to Registrant's post-effective amendment No. 9 to its Registration Statement on Form N-1A as filed on March 3, 1992:

      (16)   Power of Attorney from J. Burchenal Ault

The following exhibits are incorporated herein by reference to the Registrant's post-effective amendment No. 10 to its Registration Statement on Form N-1A as filed on July 23, 1992:

      (5) Revised form of Investment Advisory Agreement between Registrant and Thornburg Management Company, Inc.

      (13)   Form of Subscription to Shares

      (15)   Revised form of Plan and Agreement of Distribution
             Pursuant to Rule 12b-1 between Registrant and Thornburg Management Company, Inc.

The following exhibits are incorporated herein by reference to the Registrant's post-effective amendment No. 13 to its Registration Statement on Form N-1A as filed on December 3, 1993:

      (1) Thornburg Income Trust -- Third, Fourth, Fifth, Sixth and Seventh Amendments and Supplements to Agreement and Declaration of Trust

The following exhibits are incorporated herein by reference to the Registrant's post-effective amendment No. 14 to its Registration Statement on Form N-1A as filed on May 13, 1994:

      (18)   Power of attorney (B. McMahon)

The following exhibits are incorporated herein by reference to the Registrant's post-effective amendment no. 17 to its Registration Statement on Form N-1A as filed on July 27, 1994:

      (1) Thornburg Income Trust Amended and Restated Designation of Series.

      (15.2) Form of Plan and Agreement pursuant to Rule 12b-1
             (Class B Distribution Plan)

      (15.3) Form of Plan and Agreement pursuant to Rule 12b-1
             (Class C Distribution Plan)

The following exhibits are incorporated herein by reference to the Registrant's post-effective amendment no. 18 to its Registration Statement on Form N-1A as filed on December 3, 1994:

      (15.2) Form of Plan and Agreement pursuant to Rule 12b-1
             (Class B Service Plan)

      (15.3) Form of Plan and Agreement pursuant to Rule 12b-1
             (Class C Service Plan)

The following exhibits are incorporated by reference to the Registrant's post-effective amendment no. 20 to its Registration Statement on Form N-1A as filed on July 5, 1995:

      (1.1)  Thornburg Income Trust - Ninth Amendment and
             Supplement to Agreement and Declaration of Trust

      (1.2)  Thornburg Income Trust - Tenth Amendment and
             Supplement to Agreement and Declaration of Trust

      (5)    Investment Advisory Agreement - in respect of
             Thornburg Value Fund

      (15.1) Form of Plan and Agreement Pursuant to Rule 12b-1
             (Service Plan - all classes) - Thornburg Value Fund

      (15.2) Form of Plan and Agreement Pursuant to Rule 12b-1
             (Class B Distribution Plan) - Thornburg Value Fund

      (15.3) Form of Plan and Agreement Pursuant to Rule 12b-1
             (Class C Distribution Plan) - Thornburg Value Fund

      (19)   Power of attorney from David A. Ater

The following exhibit is incorporated by reference to the Registrant's post-effective amendment no. 22 to its Registration Statement on Form N-1A as filed on October 2, 1995:

      (1) Thornburg Income Trust - Corrected Tenth Amendment and Supplement to Agreement and Declaration of Trust

The following exhibits are incorporated by reference to the Registrant's post-effective amendment no. 26 to its Registration Statement on Form N-1A as filed on May 6, 1996:

      (1)    First Supplement to Amended and Restated Designation of Series

     (15) Form of Institutional Class Service Plan (12b-1 plan and agreement)

The following exhibits are incorporated by reference to the Registrant's post-effective amendment no. 27 to its Registration Statement on Form N-1A as filed on August 30, 1996:

      (5)    Form of Restated Investment Advisory Agreement

      (9)    Form of Administrative Services Agreement

The following exhibits are incorporated by reference from the Registrant's post-effective amendment no. 29 to its Registration Statement on Form N-1A as filed on March 14, 1997:

      (1.1) Eleventh Amendment and Supplement to Agreement and Declaration of Trust

      (1.2) Twelfth Amendment and Supplement to Agreement and Declaration of Trust

      (5) Amended Form of Restated Investment Advisory Agreement (re Thornburg New York Intermediate Municipal Fund)

      (9) Form of Administrative Services Agreement (re Class A Shares of Thornburg New York Intermediate Municipal Fund)

      (11.1) Consent of Counsel to be named in registration statement

      (11.2) Consent of McGladrey & Pullen, LLP, independent auditors, to be named in registration statement (re Thornburg New York Intermediate Municipal Fund)

      (14)   Model IRA Plan

      (15)   Form of Class A Service Plan for Thornburg New York
             Intermediate Municipal Fund (12b-1 plan and agreement)

      (19.1) Power of attorney from Brian J. McMahon

      (19.2) Power of attorney from James W. Weyhrauch

     The following exhibits are incorporated by reference from the Registrant's post-effective amendment no. 30 to its Registration Statement on Form N-1A as filed on September 3, 1997:

      (11.2) Consent of McGladrey & Pullen, LLP, independent auditors, to be named in registration statement (re Thornburg New York Intermediate Municipal Fund)

      (18)   Rule 18f-3 plan

    The following exhibits are incorporated by reference from the Registrant's post-effective amendment no. 31 to its Registration Statement on Form N-1A as filed on December 3, 1997:

      (11.1) Consent of Counsel to be named in registration statement

      (11.2) Consent of McGladrey & Pullen, LLP, independent auditors, to be named in registration statement (re Thornburg New York Intermediate Municipal Fund)

      (16.1) Schedules of performance computations as of September 30, 1997 for Thornburg Limited Term U.S. Government Fund (Class A, Class C and Class I shares); Thornburg Limited Term Income Fund (Class A, Class C and Class I shares); Thornburg Intermediate Municipal Fund (Class A, Class C and Class I shares); Thornburg New Mexico Intermediate Municipal Fund (Class A shares); Thornburg Florida Intermediate Municipal Fund (Class A shares); Thornburg Value Fund (Class A and
             Class C shares)

      (16.2) Financial data schedules as of September 30, 1997 for Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Florida Intermediate Municipal Fund and Thornburg Value Fund

     The following exhibits are incorporated by reference from the Registrant's post-effective amendment no. 32 to its Registration Statement on Form N-1A as filed on February 17, 1998:

      (5)    Amended and Restated Investment Advisory Agreement

      (6)    Thornburg Investment Trust Distribution Agreement

      (9.1)  Administrative Services Agreement (Class A and Class C shares)

      (9.2)  Administrative Services Agreement (Class I Shares)

      (9.3)  Memorandum of Reimbursement


      (12) Thornburg New York Intermediate Municipal Fund Statement of Assets and Liabilities including Schedule of Investment as of October 31, 1997, Statement of Operations for the period ended October 31, 1997, Statement of Changes in Net Assets for the period ended October 31, 1997, Notes to Financial Statements and Financial Highlights

      (15.1) Plan and Agreement of Distribution Pursuant to Rule 12b-1
             (Service Plan - Classes A, C and I)

      (15.2) Plan and Agreement of Distribution Pursuant to Rule 12b-1
             (Distribution Plan - Class C)

     The following exhibits are filed herewith:

      (1)    Thirteenth Amendment and Supplement to Agreement and
             Declaration of Trust

      (11.1) Consent of counsel to be named in registration statement

      (11.2) Consent of independent auditors to be named in registration statement

      (14)   IRA plan/disclosure statement

Item 25.  Persons Controlled By or Under Common Control With Registrant.

          Not applicable.

Item 26.     Number of Record Holders of Securities (as of January 31,
1998).

          Title of Series (active series only)     No. of Holders
          ------------------------------------     --------------
          Thornburg Limited Term U.S. Government Fund
                                      Class A . . . . . . . 3,596
                                      Class C . . . . . . .   155
                                      Class I . . . . . . .    15
          Thornburg Limited Term Income Fund
                                      Class A . . . . . . .   974
                                      Class C . . . . . . .   278
                                      Class I . . . . . . .    45

          Thornburg Intermediate Municipal Fund
                                      Class A . . . . . . . 5,745
                                      Class C . . . . . . .   348
                                      Class I . . . . . . .    47
          Thornburg New Mexico Intermediate Municipal Fund
                                      Class A . . . . . . . 2,397
          Thornburg Florida Intermediate Municipal Fund
                                      Class A . . . . . . .   340
          Thornburg New York Intermediate Municipal Fund
                                      Class A . . . . . . .   778

          Thornburg Value Fund
                                      Class A . . . . . . . 2,893
                                      Class C . . . . . . .   660


Item 27.   Indemnification.

      (1) Please see Section 10.2 of the Agreement and Declaration of Trust filed as Exhibit 1. Section 10.2 generally provides that each of the Trust's officers and Trustees will be indemnified by the Trust against liability and expenses in connection with his having been a Trustee or officer unless it is determined that the individual is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or if the individual did not act in good faith in the reasonable belief that the action was in the Trust's best interest.

      (2)   Please see Section 7 of the Distribution Agreement filed as
Exhibit 6(a). Section 7 generally provides that the Trust will indemnify TSC, its officers and directors, and its controlling persons against liabilities and expenses incurred because of any alleged untrue statement of material fact contained in the Registration Statement, Prospectus or annual or interim reports to shareholders, or any alleged omission to state a material fact required to be stated therein, or necessary to make the statements therein, not misleading, except where (i) the untrue statement or omission arises from information furnished by TSC, or (ii) to the extent the prospective indemnitee is an officer, trustee or controlling person of the Trust, the indemnification is against public policy as expressed in the 1933 Act, or (iii) the liability or expense arises from TSC's willful misfeasance, bad faith, gross negligence, reckless performance of duties, or reckless disregard of its obligations and duties under the Distribution Agreement. Further, TSC agrees to indemnify the Trust, its officers and trustees, and its controlling persons in certain circumstances.

      (3) The directors and officers of TMC are insured, and it is intended that the Trustees and officers of the Trust will become insured, under a joint professional and directors and officers liability policy.
The described individuals are referred to as the "insureds." The policy covers amounts which the insureds become legally obligated to pay by reason of the act, error, omission, misstatement, misleading statement or neglect or breach of duty in the performance of their duties as directors, trustees and officers. In addition, the policy covers TMC, and is proposed to cover the Registrant, to the extent that they have legally indemnified the insureds for amounts incurred by the insureds as described in the preceding sentence. The coverage excludes amounts that the insureds become obligated to pay by reason of conduct which constitutes willful misfeasance, bad faith, gross negligence or reckless disregard of the insured's duties. The application of the foregoing provisions is limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policies expressed in such Act and that if a claim for indemnification against such liabilities other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 28.   Business and Other Connections of the Investment Adviser.   See
"MANAGEMENT" in the Statement of Additional Information.

Item 29.   Principal Underwriters.

     (a) The principal underwriter for the Registrant will be Thornburg Securities Corporation ("TSC"). TSC is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. TSC was formed for the purpose of distributing the shares of the Registrant's series and other registered investment companies sponsored by its affiliates, and does not currently engage in the general securities business.


     (b) The address of each of the directors and officers of TSC is 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501.

                              Positions and            Positions and
                              Offices                  Offices
Name                          with TSC                 with Registrant
----------------------        --------------           --------------------
H. Garrett Thornburg, Jr.     Director                 Trustee; President
Kenneth Ziesenheim            President                Vice President
Dawn B. Fischer               Secretary                Secretary and
                                                       Assistant Treasurer

     (c)  Not applicable.

Item 30.  Location  of Accounts and Records.

All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of State Street Bank and Trust Company, at 470 Atlantic Avenue, Fifth Floor, Boston, Massachusetts 02210.

Item 31.  Management Services.

The Registrant and Thornburg Management Company, Inc. ("TMC") have agreed that TMC will perform for the Registrant certain telephone answering services previously performed by the Registrant's transfer agent, National Financial Data Services, Inc. ("NFDS"). These telephone services include answering telephone calls placed to the Registrant or its transfer agent by shareholders, securities dealers and others through the Registrant's toll free number, and responding to those telephone calls by answering questions, effecting certain shareholder transactions described in the Registrant's current prospectuses, and performing such other, similar functions as the Registrant may reasonably prescribe from time to time.
The Registrant will pay one dollar for each telephone call, which was the charge previously imposed by the Registrant's transfer agent for this service. The Registrant's transfer agent will no longer charge for this service. The Registrant understands that (i) the telephone answering service provided by TMC will be superior to that previously provided by the transfer agent because TMC will devote greater attention to training the telephone personnel, and those personnel will have immediate access to the Registrant's and TMC's management, (ii) the per-call charge imposed upon the Registrant for this service will be no greater than that charged by the Registrant's transfer agent, and (iii) TMC will not receive any profit from providing this service. The Registrant will reimburse TMC for a portion of the depreciation on certain telephone answering equipment purchased by TMC to render the described services. The Registrant paid $44,552.67, $73,536.38 and $20,906 to TMC under the described arrangements in each of the three most recent fiscal years ended September 30, 1995, 1996 and 1997.
 It is not believed that these arrangements constitute a management-related services agreement.

Item 32. Undertakings. The Registrant undertakes to file, within four to six months after the effective date of this post-effective amendment number 33, a post-effective amendment to its Registration Statement on Form N-1A with financial statements for Thornburg Global Value Fund, which need not be certified.

          The Registrant further undertakes, if requested to do so by the holders of at least 10% of its outstanding shares to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees, and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

                                SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Santa Fe, and State of New Mexico on the 9th day of March, 1998.


THORNBURG INVESTMENT TRUST
Registrant

By               *
     ------------------------------------
     H. Garrett Thornburg, Jr., President

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

                 *
------------------------------------------
H. Garrett Thornburg, Jr., Trustee,
President and principal executive officer

                 *
------------------------------------------
J. Burchenal Ault, Trustee

                 *
------------------------------------------
David A. Ater, Trustee

                 *
------------------------------------------
Forrest S. Smith, Trustee

                 *
------------------------------------------
James W. Weyhrauch, Trustee



* By:          /s/
     --------------------------------
      Charles W.N. Thompson, Jr.
      Attorney-In-Fact

                             INDEX TO EXHIBITS

Exhibit
Number    Exhibit
-------   -------

 5 Thirteenth Amendment and Supplement to Agreement and Declaration of Trust

11.1      Consent of Counsel to be named in registration statement

11.2 Consent of independent auditors to be named in registration statement

14        IRA plan/disclosure statement

                               EXHIBIT 1

                     THORNBURG INVESTMENT TRUST
              THIRTEENTH AMENDMENT AND SUPPLEMENT TO
                AGREEMENT AND DECLARATION OF TRUST

     THIS THIRTEENTH AMENDMENT AND SUPPLEMENT is made by H. Garrett Thornburg, Jr., David A. Ater, J. Burchenal Ault, Forrest S. Smith and James
W. Weyhrauch (the "Trustees").

     The Trust was formed on June 3, 1987 by an Agreement and Declaration of Trust - Limited Term Trust dated June 3, 1987. Section 3.1 permits the creation of new series of shares in addition to the series established and designated in Section 3.2.

     Accordingly, by resolutions of even date herewith and by execution of this Amendment and Supplement, the Trustees effect the following amendments to the Agreement and Declaration of Trust.

                      Creation of New Series

     The Trustees establish a new series of shares designated "Thornburg Global Value Fund" effective February 27, 1998. The new series will have the relative rights and preferences described in Section 3.2 of the Agreement and Declaration of Trust.

     The Trustees further establish and designate five classes of shares of Thornburg Global Value Fund, each having an unlimited number of shares: the Class A Shares, the Class B Shares, the Class C Shares, the Class D Shares, and the Class I Shares, respectively. Additional classes of shares of Thornburg Global Value Fund may be established and designated by the Trustees from time to time by supplement to this Amendment and Supplement.

     Shares of each Class so created will represent interests in the same assets of Thornburg Global Value Fund, and will be identical in all respects except as described below:

     (a) fees will be charged to each Class under the Class's Rule 12b-1 distribution plans, if any, to the extent that expenses are allocable to that Class;

     (b) a service fee will be charged to each Class based on a percentage of the average daily net asset value of that Class, which fee shall be primarily intended to reimburse the adviser for expenditures to obtain shareholder services; and a distribution fee will be charged to each of Class B Shares, Class C Shares and Class D Shares under separate distribution plans;

     (c) a higher transfer agency fee may be charged to Class B Shares, Class C Shares and Class D Shares, and a different transfer agency fee may be charged to Class I Shares, than is imposed on Class A Shares;

     (d) shareholders of each Class will have exclusive voting rights with respect to any Rule 12b-1 plans applicable to that Class of shares;

     (e) Class B Shares, Class C Shares, Class D Shares and Class I Shares may have conversion features providing for conversion to Class A Shares, and the terms and periods for conversion for each Class may differ, as the Trustees may from time to time specify by resolution;

     (f) to the extent identifiable as being attributable to a specific Class, the following expenses may be allocated to the Class: (i) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy materials to current shareholders; (ii) blue sky fees and costs attributable to registration, qualification or exemption of the Class's shares, (iii) federal registration fees; (iv) administrative expense required to support the shareholders of a specific Class; and (v) litigation or other legal expenses relating solely to one Class of shares;

     (g) consistent with the foregoing, fees and expenses chargeable to a Class, and conversion and reinvestment rights of shares of the Class, shall be from time to time established by resolution of the Trustees; and

     (h) fees and expenses of a Class shall first be charged against the pro rata portion of the income of the Fund allocable to shares of that Class, and, to the extent necessary, fees and expenses will be charged to that portion of the net assets of the Fund allocable to that Class.

Other than as specified above, the various Classes of the Fund shall have the rights and preferences as described in Article III of the Agreement and Declaration of Trust.

     The Trustees effect these amendments as of February 27, 1998, and direct the Trust's president to file this Amendment and Supplement in the appropriate governmental offices.


                               ____________________________________
                               H. Garrett Thornburg, Jr.


                               ____________________________________
                               David A. Ater


                               ____________________________________
                               J. Burchenal Ault


                               ____________________________________
                               Forrest S. Smith


                               ____________________________________
                               James W. Weyhrauch

                               EXHIBIT 11.1

  WHITE                                     Attorneys and Counselors at Law
KOCH, KELLY                     William Booker Kelly  Julie A. Wittenberger
    &                          John F. McCarthy, Jr.     John T.L. Grubesic
 McCARTHY                          Benjamin Phillips
A Professional Association       David F. Cunningham
                                  Albert V. Gonzales             Of Counsel
                                          Janet Clow        Rebecca Dempsey
                                     Kevin V. Reilly
                         Charles W. N. Thompson, Jr.
                                    M. Karen Kilgore
                                    Sandra J. Brinck       Special Counsel
                                       Aaron J. Wolf         Paul L. Bloom
                                       Mary E. Walta


                              March 9, 1998


Thornburg Investment Trust
Thornburg Management Company, Inc.
119 East Marcy Street, Suite 202
Santa Fe, New Mexico  87501

     Re:  Thornburg Investment Trust
          (in respect of Thornburg Value Fund)

Ladies and Gentlemen:

     We hereby consent to the references made to this firm in the post-effective amendment no. 33 to the Registration Statement of Thornburg Investment Trust and the prospectus which is a part of that Registration Statement. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.



                               /s/ White, Koch, Kelly & McCarthy, P. A.

                                   WHITE, KOCH, KELLY & McCARTHY, P. A.


433 Paseo de Peralta      P.O. Box 787      Santa Fe, New Mexico 87504-0787
(505) 982-4374     Fax Nos. (505) 982-0350; 984-8631    e-mail: wkkm@nm.net

                               EXHIBIT 11.2


                                  <LOGO>
                          McGLADREY & PULLEN, LLP
               --------------------------------------------
               Certified Public Accountants and Consultants

                      CONSENT OF INDEPENDENT AUDITORS

     We hereby consent to the incorporation by reference of our reports dated October 24, 1997 on the financial statements of Thornburg Value Fund, a series of Thornburg Investment Trust, referred to therein in Post-Effective Amendment No. 33 to the Registration Statement of Thornburg Investment Trust on Form N-1A, File No. 33-14905, as filed with the Securities and Exchange Commission.

     We also consent to the reference to our firm in the Prospectus under the captions "Financial Highlights" and "Additional Information" and in the Statements of Additional Information under the caption "Independent Auditors."



                                                /s/ McGladrey & Pullen, LLP

                                                McGLADREY & PULLEN, LLP

New York, New York
March 9, 1998

                               EXHIBIT 14


                          Thornburg Funds

                               IRA
                  Universal Individual Retirement
               Account Information Kit & Application

STATE STREET BANK AND TRUST COMPANY               Thornburg Funds
UNIVERSAL IRA INFORMATION KIT

INTRODUCTION

What's New In The World Of IRA?

     An Individual Retirement Account ("IRA") has always provided an attractive means to save money for the future on a tax-advantaged basis. Recent changes to Federal tax law have now made the IRA an even more flexible investment and savings vehicle. Among the new changes is the creation of the Roth Individual Retirement Account ("Roth IRA"), which is available for use after January 1, 1998. Under a Roth IRA, the earnings and interest on an individual's nondeductible contributions grow without being taxed, and distributions may be tax-free under certain circumstances.
 Most taxpayers (except for those with very high income levels) will be eligible to contribute to a Roth IRA. A Roth IRA may be used instead of a Regular IRA, to replace an existing Regular IRA, or to complement a Regular IRA you wish to continue maintaining.

     Taxpayers with adjusted gross income of up to $100,000 are eligible to convert existing IRAs into Roth IRAs. The details on conversion are found in the description of Roth IRAs in this booklet.

     Congress has also made significant changes to Regular IRAs. First, Congress increased the income levels at which IRA holders who participate in employer-sponsored retirement plans can make deductible Regular IRA contributions. Also the rules for deductible contributions by a Regular IRA holder whose spouse is a participant in an employer-sponsored retirement plan have been liberalized. Second, the 10% penalty tax for premature withdrawals (before age 59-1/2) will no longer apply in the case of withdrawals to pay certain higher education expenses or certain first-time homebuyer expenses.

What's in This Kit?

     In this Kit you will find detailed information about Roth IRAs and about the changes that have been made to Regular IRAs. You will also find everything you need to establish and maintain either a Regular or Roth IRA.

     The first section of this Kit contains the instructions and forms you will need to open a new Regular or Roth IRA, to transfer from another IRA to a State Street Bank and Trust IRA, or to convert a Regular IRA to a Roth IRA.

     The second section of this Kit contains our Universal IRA Disclosure Statement. The Disclosure Statement is divided into three parts:

  * Part One describes the basic rules and benefits which are specifically applicable to your Regular IRA.

  * Part Two describes the basic rules and benefits which are specifically applicable to your Roth IRA.

  * Part Three describes important rules and information applicable to all IRAs.

The third section of this Kit contains the Universal IRA Custodial Agreement. The Custodial Agreement is also divided into three parts:

  * Part One contains provisions specifically applicable to Regular IRAs.

  * Part Two contains provisions specifically applicable to Roth IRAs.

  *  Part Three contains provisions applicable to all IRAs
     (Regular and Roth).

The Universal Individual Retirement Custodial Account Kit contains information and forms for both Regular IRAs and Roth IRAs. However, you may use the Adoption Agreement in this Kit to establish only one Regular IRA or one Roth IRA; separate Adoption Agreements must be completed if you want to establish multiple (Roth or Regular) IRA accounts.

What's the Difference Between a Regular IRA and a Roth IRA?

     With a Regular IRA, an individual can contribute up to $2,000 per year and may be able to deduct the contribution from taxable income, reducing income taxes. Taxes on investment growth and dividends are deferred until the money is withdrawn. Withdrawals are taxed as additional ordinary income when received. Nondeductible contributions, if any, are withdrawn tax-free. Withdrawals before age 59-1/2 are assessed a 10% penalty in addition to income tax, unless an exception applies.

     With a Roth IRA, the contribution limits are essentially the same as Regular IRAs, but there is no tax deduction for contributions. All dividends and investment growth in the account are tax-free. Most important with a Roth IRA: there is no income tax on qualified withdrawals from your Roth IRA. Additionally, unlike a Regular IRA, there is no prohibition on making contributions to Roth IRAs after turning age 70-1/2, and there's no requirement that you begin making minimum withdrawals at that age.

     The chart on the following page highlights some of the major differences between a Regular IRA and a Roth IRA:

Is a Roth or a Regular IRA Right For Me?

     We cannot act as your legal or tax advisor and so we cannot tell you which kind of IRA is right for you. The information contained in this Kit is intended to provide you with the basic information and material you will need if you decide whether a Regular or Roth IRA is better for you, or if you want to convert an existing Regular IRA to a Roth IRA. We suggest that you consult with your accountant, lawyer or other tax advisor, or with a qualified financial planner, to determine whether you should open a Regular or Roth IRA or convert any or all of an existing Regular IRA to a Roth IRA.
 Your tax advisor can also advise you as to the state tax consequences that may affect whether a Regular or Roth IRA is right for you.

SEPs and SIMPLEs.

     The State Street Bank Regular IRA may be used in connection with a simplified employee pension (SEP) plan maintained by your employer. To establish a Regular IRA as part of your Employer's SEP plan, complete the Adoption Agreement for a Regular IRA, indicating in the proper box that the IRA is part of a SEP plan. A Roth IRA should not be used in connection with a SEP plan.

Characteristics              Regular IRA                        Roth IRA
___________________________________________________________________________________________________
Eligibility                  * Individuals (and their spouses)  * Individuals (and their spouses)
                               who receive compensation           who receive compensation
                             * Individuals age 70-1/2 and       * Individuals age 70-1/2 and
                               over MAY NOT contribute            over MAY contribute
___________________________________________________________________________________________________
Tax Treatment Contributions  * Subject to limitations,          * No deduction permitted for
                               contributions are deductible       amounts contributed
___________________________________________________________________________________________________
Contribution Limits          * Individuals may contribute up    * Individuals may generally
                               to $2,000 annually (or 100% of     contribute up to $2,000 (or 100%
                               compensation, if less)             of compensation, if less)
                             * Deductibility depends on income  * Ability to contribute phases out
                               level for individuals who are      between income levels of $95,000
                               active participants in an          to $110,000 (individual taxpayer)
                               employer-sponsored retirement      and $150,000 to $160,000 (married
                               plan                               taxpayers)
                                                                * Overall limit for contributions to
                                                                  all IRAs (Regular and Roth
                                                                  combined) is $2,000 annually (or
                                                                  100% of compensation, if less)
___________________________________________________________________________________________________
Earnings                     * Earnings and interest are not    * Earnings and interest are not
                               taxed when received by your IRA    taxed when received by your IRA
___________________________________________________________________________________________________
Rollover/Conversions         * Individual may roll over amounts * Rollovers from other Roth IRAs or
                               held in employer-sponsored         Regular IRAs ONLY
                               retirement arrangements (401(k), * Amounts rolled over (or converted)
                               SEP IRA, etc.) tax free to         from another Regular IRA are
                               Regular IRA                        subject to income tax in the year
                                                                  rolled over or converted
                                                                * Tax on amounts rolled over or
                                                                  converted in 1998 is spread over
                                                                  four year period (1998-2001)
___________________________________________________________________________________________________
Withdrawals                  * Total (principal + earnings)     * Not taxable as long as a qualified
                               taxable as income in year          distribution - generally, account
                               withdrawn (except for any prior    open for 5 years, and age 59-1/2
                               non-deductible contributions)
                             * Minimum withdrawals must begin   * Minimum withdrawals not required
                               after age 70-1/2                   after age 70-1/2
___________________________________________________________________________________________________


     A Roth IRA may not be used as part of an employer SIMPLE IRA plan. A Regular IRA may be used, but only after an individual has been participating for two or more years (for the first two years, only a special SIMPLE IRA may be used). SIMPLE IRA plans were added by the 1996 tax law to provide an easy and inexpensive way for small employers to provide retirement benefits for their employees. If you are interested in a SIMPLE IRA plan at your place of employment, call or write to the number or address given at the end of the Disclosure Statement portion of this Kit.

Other Points to Note.

     The Disclosure Statement in this Kit provides you with the basic information that you should know about the State Street Bank and Trust Company Regular IRAs and Roth IRAs. The Disclosure Statement provides general information about the governing rules for these IRAs and the benefits and features offered. However, the State Street Bank and Trust Company Adoption Agreement and the Custodial Agreement, are the primary documents controlling the terms and conditions of your personal State Street Bank and Trust Company Regular or Roth IRA, and these shall govern in the case of any difference with the Disclosure Statement.

     "You" or "your" when used throughout this Kit refer to the person for whom the State Street Bank and Trust Company Regular or Roth IRA is established. A Roth IRA is either a State Street Bank and Trust Company Roth IRA or any Roth IRA established by any other financial institution. A Regular IRA is any non-Roth IRA offered by State Street Bank and Trust Company or any other financial institution.

                                                  Thornburg Funds

STATE STREET BANK AND TRUST COMPANY
UNIVERSAL INDIVIDUAL RETIREMENT
CUSTODIAL ACCOUNT

Instructions for Opening
Your Regular IRA or Roth IRA

1. Read carefully the applicable sections of the Universal IRA Disclosure Statement contained in this Kit, the Regular or Roth Individual Retirement Custodial Account document (as applicable), the Adoption Agreement, and the prospectus(es) for any Fund(s) you are considering. Consult your lawyer or other tax advisor if you have any questions about how opening a Regular IRA or Roth IRA will affect your financial and tax situation.

     THIS UNIVERSAL INDIVIDUAL RETIREMENT CUSTODIAL ACCOUNT KIT CONTAINS INFORMATION AND FORMS FOR BOTH REGULAR IRAs AND ROTH IRAs. HOWEVER, YOU MAY USE THE ADOPTION AGREEMENT TO ESTABLISH ONLY ONE REGULAR IRA OR ONE ROTH IRA; SEPARATE ADOPTION AGREEMENTS MUST BE COMPLETED IF YOU WANT TO ESTABLISH MULTIPLE (ROTH OR REGULAR) IRA ACCOUNTS.

2.   Complete the Adoption Agreement

  * Print the identifying information where requested in Part 1 of the Adoption Agreement.

  * For a Regular IRA, check the box for Part A and check the other boxes in Part A to specify the type of Regular IRA you are opening and provide the required information.

     If this is an IRA to which you expect to make contributions each year, check box 1 and enclose a check in the amount of your first contribution. Be sure to indicate whether this is a contribution for last year or for the current year.

     If this is a transfer directly from another IRA custodian or trustee, check Box 2. Check the appropriate box to indicate whether the funds transferred were originally from contributions to an employee qualified plan or a 403(b) arrangement, or whether any of the funds were originally from your annual contributions to the IRA. Complete and sign the Universal IRA Transfer of Assets Form.

     If this is a rollover of amounts distributed to you from another IRA or an employer qualified plan or a 403(b) arrangement, check Box 3. Check the appropriate box to indicate whether the transfer is coming from a qualified plan or a 403(b) arrangement or an IRA that held only funds that were originally from contributions to a qualified plan or 403(b) or whether any of the funds were originally from your annual contributions to the IRA.
 Enclose a check for the rollover contribution amount.

     If this is a direct rollover from a qualified plan or 403(b) arrangement, check Box 4. Complete and sign the Universal IRA Transfer of Assets Form.

     Check Box 5 if applicable (for an IRA that will be used to receive employer contributions under an employer's simplified employee pension (or
SEP) plan or under a grandfathered salary reduction SEP plan (or
"SARSEP")).

  * For a Roth IRA, check the box for Part B. Check the other boxes in Part B to specify the type of Roth IRA you are opening and provide the requested information.

     If this is a Roth IRA to which you expect to make contributions each year, enclose a check in the amount of your first contribution. Be sure to indicate whether this is a contribution for last year or for the current year. Only annual contributions may be accepted in an annual contribution Roth IRA account. NOTE: Roth IRAs are available starting January 1, 1998, so you cannot make a contribution for 1997.

     If you are converting an existing Regular IRA with the Bank as IRA custodian or trustee, check Box 2 in Part B. Indicate your current IRA account number and how much you are converting. Conversion of an existing Regular IRA will result in inclusion of taxable amounts of the existing Regular IRA account balance on you income tax return. Note: If a conversion, rollover or transfer from a Regular IRA to a Roth IRA is being made, only amounts converted, rolled over or transferred during the same tax year will be accepted in a single Roth IRA. A separate Roth IRA must be established to hold such amounts form a different tax year. Annual contributions may never be deposited in a Roth IRA holding such converted, rolled over or transferred amounts.

     If you are making a rollover or a transfer into a Roth IRA from an existing Regular IRA with a different custodian or trustee, check Box 3 in Part B. A rollover or transfer from an existing Regular IRA means that the taxable amount in the existing Regular IRA will be treated as additional income on your income tax return.

     If you are making a rollover or a transfer from another Roth IRA with a different trustee or custodian, check Box 4. Put the requested information where indicated.

  *  In Part 3, indicate your investment choices.

  * In Part 4, indicate your Primary and Alternate Beneficiaries. (Spousal waiver must be signed if beneficiary is not the spouse.)

  *  Sign and date the Adoption Agreement in Part 5 at the end.

3. If you are transferring assets from an existing Regular IRA to this IRA, complete the Universal Transfer of Assets Form.

4. The Custodian fees for maintaining your Regular are listed in the FEES AND EXPENSES section of Part Three of the Disclosure Statement. If you are paying by check, enclose a check for the correct amount payable as specified below. If you do not pay by check, the correct amount will be deducted from your account.

5. Check to be sure you have properly completed all necessary forms and enclosed a check for the Custodian's fees (unless being withdrawn from your account) and a check for the first contribution to your Regular or Roth IRA (if applicable). Your Regular IRA or Roth IRA cannot be accepted without the properly completed documents and the Custodian fees.

     All checks should be payable to the Fund in which you invest.

     Send the completed forms and checks to:
     NFDS c/o Thornburg Funds
     PO Box 419017
     Kansas City, MO 64141-6017

STATE STREET BANK AND TRUST COMPANY               Thornburg Funds
REGULAR INDIVIDUAL RETIREMENT CUSTODIAL
ACCOUNT ADOPTION AGREEMENT

I, the person signing this Adoption Agreement (hereinafter called the "Depositor"), establish an Individual Retirement Account (IRA), which is either a Regular IRA or a Roth IRA, as indicated below, (the "Account") with State Street Bank and Trust Company as Custodian ("Bank"). A Regular IRA operates under Internal Revenue Code Section 408(a). A Roth IRA operates under Internal Revenue Code Section 408A. I agree to the terms of my Account, which are contained in the applicable provisions of the document entitled "State Street Bank and Trust Company Universal Individual Retirement Custodial Account" and this Adoption Agreement. I certify the accuracy of the information in this Adoption Agreement. My Account will be effective upon acceptance by Bank.

Part 1.  Depositor Information

   Print Full Name_____________________  Social Security #________________

   Address_____________________________  Date of Birth____________________

   City, State, Zip____________________  Daytime Telephone #______________

Part 2. Instructions:

To establish a Regular IRA, check Box A and complete Part A. To establish a Roth IRA, check Box B and complete Part B. In either case, complete Part 3 to select your investment choices and Part 4 to designate beneficiaries, and sign at the end of Part 5.

___A. Regular IRA - By checking this box, I designate my Account as a Regular IRA under Code Section 408(a). (Complete 1, 2, 3 or 4 below to indicate the type of Regular IRA you are opening. Check 5 if applicable.)

1. ___Annual Contributions -Current Contribution for the year        .
      Check enclosed for $        .  This contribution does not exceed
      the maximum permitted amount 	as described in the Regular IRA
      Disclosure Statement.

2. ___Transfer-	Transfer of existing Regular IRA directly from current
      Custodian or Trustee.  Complete the Universal IRA Transfer of
      Assets Form.
   ___The transferring IRA held annual contributions by me (or amounts transferred or rolled over from another IRA holding annual contributions).
   ___The transferring IRA held only amounts that were originally contributions to an employer qualified plan or 403(b) plan.

3. ___Rollover - The requirements for a valid rollover are complex.
      See the Part 1 of the Disclosure Statement for additional information and consult your tax advisor for help if needed.
      Check enclosed for $                .
   ___Rollover of a qualifying rollover distribution to Depositor from an employer plan or 403(b) arrangement, or rollover from another Regular IRA which held only assets distributed to Depositor from an employer plan or 403(b) arrangement and to which Depositor made no direct contributions.
   ___Rollover of distribution to Depositor from another Regular
      IRA that held amounts that originated from annual contributions by the Depositor.
4. ___Direct Rollover
   ___Direct rollover of an eligible distribution from a qualified plan.
   ___Direct rollover of an eligible distribution from a 403(b) account or annuity. Direct rollovers are described in the Regular IRA Disclosure Statement.

5. ___SEP Provision - check here if the Depositor intends to use this Account in connection with a SEP Plan or grandfathered
      SARSEP Plan established by the Depositor's employer.

___B. Roth IRA - By checking this box, I designate my Account as a Roth IRA under Code Section 408A. (Complete 1, 2, 3 or 4 below to indicate the type of Roth IRA you are opening.)

1. ___Annual Contributions -Current Contribution for the year        .
      Check enclosed for $        .  This contribution does not exceed
      the maximum permitted amount 	as described in the Roth IRA
      Disclosure Statement.

2. ___Conversion of existing Regular IRA with Bank as Custodian or Trustee to a Roth IRA with Bank.
      Current Regular IRA Account No.:_______________
      Amount Converted:
      ___ All   ___ Part (specify how much):$____________

3. ___Rollover or Transfer from existing Regular IRA with a custodian or trustee other than Bank to a Roth IRA with Bank.

4. ___Rollover or Transfer from existing Roth IRA with another custodian or trustee to a Roth IRA with Bank.
      Date existing Roth IRA was originally opened:_______________ Indicate whether any amount in the existing Roth IRA represents amounts converted or transferred from a Regular IRA into such other Roth IRA:
      ___ Yes    ___ No
      If yes, date of the most recent conversion or transfer into such other Roth IRA:_______________

      Complete the Universal IRA Transfer of Assets Form if either 3 or 4 is checked and the transaction is a transfer (as opposed to a rollover).

Note: If a conversion, rollover or transfer from a Regular IRA to a Roth IRA is being made, only amounts converted, rolled over or transferred during the same tax year will be accepted in a single Roth IRA. A separate Roth IRA must be established to hold such amounts from a different tax year. Annual contributions may not be deposited in a Roth IRA holding such converted, rolled over or transferred amounts.


Part 3.  Investments
   Invest contributions to my Account as follows:
          Thornburg Limited Term Income Fund             ______%
          Thornburg Limited Term U.S. Government Fund    ______%
          Thornburg Value Fund                           ______%
                                                 Must total 100%

I acknowledge that I have sole responsibility for my investment choices and that I have received a current prospectus for each Fund I select.
Please read the prospectus(es) of the Fund(s) selected before investing.

Part 4.  Designation of Beneficiary
As Depositor, I hereby make the following designation of beneficiary in accordance with the State Street Bank and Trust Company Regular Individual Retirement Custodial Account, or Roth Individual Retirement Custodial
Account:

In the event of my death, pay any interest I may have under my Account to the following Primary Beneficiary or Beneficiaries who survive me. Make payment in the proportions specified below (or in equal proportions if no different proportions are specified). If any Primary Beneficiary predeceases me, his share is to be divided among the Primary Beneficiaries who survive me in the relative proportions assigned to each such surviving Primary Beneficiary.

PRIMARY BENEFICIARY OR BENEFICIARIES:
Name          Relationship  Date of Birth Social Security Number Proportion
___________________________________________________________________________
___________________________________________________________________________
___________________________________________________________________________

If none of the Primary Beneficiaries survives me, pay any interest I may have under my Account to the following Alternate Beneficiary or Beneficiaries who survive me. Make payment in the proportions specified below (or in equal proportions if no different proportions are specified).
 If any Alternate Beneficiary predeceases me, his share is to be divided among the Alternate Beneficiaries who survive me in the relative proportions assigned to each such surviving Alternate Beneficiary.

ALTERNATE BENEFICIARY OR BENEFICIARIES:

Name          Relationship  Date of Birth Social Security Number Proportion
___________________________________________________________________________
___________________________________________________________________________
___________________________________________________________________________

IMPORTANT: This Designation of Beneficiary may have important tax or estate planning effects. Also, if you are married and reside in a community property or marital property state (Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Texas, Washington or Wisconsin), you may need to obtain your spouse's consent if you have not designated your spouse as primary beneficiary for at least half of your Account. See your lawyer or other tax professional for additional information and advice.

SPOUSAL CONSENT

(This section should be reviewed if the accountholder is married and designates a beneficiary other than the spouse. It is the accountholder's responsibility to determine if this section applies. The accountholder may need to consult with legal counsel. Neither the Custodian nor the Sponsor are liable for any consequences resulting from a failure of the accountholder to provide proper spousal consent.)

I am the spouse of the above-named accountholder. I acknowledge that I have received a full and reasonable disclosure of my spouse's property and financial obligations. Due to any possible consequences of giving up my community property interest in this IRA, I have been advised to see a tax professional or legal advisor.

I hereby consent to the beneficiary designation(s) indicated above. I assume full responsibility for any adverse consequence that may result. No tax or legal advice was given to me by the Custodian or Sponsor.


_______________________________________
SIGNATURE OF SPOUSE                         DATE__________________________


_______________________________________
SIGNATURE OF WITNESS FOR SPOUSE             DATE__________________________

Part 5.  Certifications and Signatures

If the Depositor has indicated a Regular IRA Rollover or Direct Rollover above, Depositor certifies that the contribution does not include any employee contributions to any qualified plan (other than accumulated deductible employee contributions) or 403(b) arrangement; that any assets transferred in kind by Depositor are the same assets received by the Depositor in the distribution being rolled over; if the distribution is from another Regular IRA, that Depositor has not made another rollover within the one-year period immediately preceding this rollover; that such distribution was received within 60 days of making the rollover to this Account; and that no portion of the amount rolled over is a required minimum distribution under the required distribution rules.

If Depositor has indicated a Conversion, Transfer or a Rollover of an existing Regular IRA to a Roth IRA, Depositor acknowledges that the amount converted will be treated as taxable income (except for prior nondeductible contributions) for federal income tax purposes. If Depositor has indicated a Rollover from another Roth IRA (Item 4 of Part B above), Depositor certifies that the information given in Item 4 is correct and acknowledges that adverse tax consequences or penalties could result from giving incorrect information.

Depositor has received and read the applicable sections of the "State Street Bank and Trust Company Universal Individual Retirement Account Disclosure Statement" relating to this Account (including the Custodian's fee schedule), the Custodial Account document, and the "Instructions" pertaining to this Adoption Agreement. Depositor acknowledges receipt of the Universal Individual Retirement Custodial Account document and Universal IRA Disclosure Statement at least 7 days before the date inscribed below and acknowledges that Depositor has no further right of revocation.

DEPOSITOR ACKNOWLEDGES AND UNDERSTANDS THAT THE BENEFICIARIES NAMED HEREIN MAY BE CHANGED OR REVOKED AT ANY TIME BY FILING A NEW DESIGNATION IN WRITING WITH THE CUSTODIAN. ALL FORMS MUST BE ACCEPTABLE TO THE CUSTODIAN AND DATED AND SIGNED BY THE DEPOSITOR.

Custodian Acceptance. State Street Bank and Trust Company will accept appointment as Custodian of the Depositor's Account. However, this Agreement is not binding upon the Custodian until the Depositor has received a statement of the transaction. Receipt by the Depositor of a confirmation of the purchase of the Fund shares indicated above will serve as notification of State Street Bank and Trust Company's acceptance of appointment as Custodian of the Depositor's Account.

     Signature of State Street Bank and Trust Company, Custodian  Date
     ___________________________________________________________  _________

     Signature of Depositor                                       Date

     ___________________________________________________________  _________

If the Depositor is a minor under the laws of the Depositor's state of residence, a parent or guardian must also sign the Adoption Agreement here.
 Until the Depositor reaches the age of majority, the parent or guardian will exercise the powers and duties of the Depositor.

     Signature of Parent or Guardian                              Date

     ___________________________________________________________  _________


RETAIN A PHOTOCOPY OF THE COMPLETED ADOPTION AGREEMENT FOR YOUR RECORDS

State Street Bank and Trust Company               Thornburg Funds
Individual Retirement Custodial Account
Universal IRA Transfer of Assets Form

1.  NAME AND ADDRESS OF DEPOSITOR
    Print Full Name____________________     Social Security # ____________
    Address ___________________________     Daytime Telephone #___________
    City, State	, Zip___________________

2.  IDENTIFICATION OF RECEIVING ACCOUNT
    This a transfer to a State Street Bank and Trust Company
    ___Regular IRA*  ___SEP IRA*  ___Roth IRA**  ___ SIMPLE IRA***
  * You may not transfer from a Roth IRA to a Regular IRA or a simplified employee pension (SEP) IRA. Transfers to a Regular IRA or SEP IRA may be made from another Regular IRA or SEP IRA, qualified employer plan, 403(b) arrangement, or a SIMPLE IRA account (but not until at least 2 years after the first contribution to your SIMPLE IRA account).

 ** Transfers to a Roth IRA are possible only from another Roth IRA or from a Regular IRA, not from other types of tax-deferred accounts. A transfer from a Regular IRA will trigger federal income tax on the taxable amount transferred from the Regular IRA. NOTE: IF A CONVERSION, ROLLOVER OR TRANSFER FROM A REGULAR IRA TO A ROTH IRA IS BEING MADE, ONLY AMOUNTS CONVERTED, ROLLED OVER OR TRANSFERRED DURING THE SAME TAX YEAR WILL BE ACCEPTED IN A SINGLE ROTH IRA. A SEPARATE ROTH IRA MUST BE ESTABLISHED TO HOLD SUCH AMOUNTS FROM A DIFFERENT TAX YEAR. ANNUAL CONTRIBUTIONS MAY NOT BE DEPOSITED IN A ROTH IRA HOLDING SUCH CONVERTED, ROLLED OVER OR TRANSFERRED AMOUNTS.

*** Transfers to a SIMPLE IRA may be made only from another SIMPLE IRA.
    During the first two years after a SIMPLE IRA is established, transfers may be made only to another SIMPLE IRA; after two years, transfers may be made from a SIMPLE IRA to a Regular IRA.

    If you already have a Regular IRA, SEP IRA or Roth IRA, indicate the Account No._________________________

3.  INSTRUCTIONS TO PRESENT IRA CUSTODIAN OR TRUSTEE (Completed by
    Depositor)

    Name of Custodian/Trustee_______________  Attn.: Mr./Ms.______________
    Address_________________________________  City, State, Zip____________
    Identification of Sending Account (including Account No.)_____________ Please transfer assets from the above account to State Street Bank and Trust Company. Transfer should be in cash according to the following instructions:

    ___Transfer the total amount in my Account   or   ___ Transfer $______
    and retain the balance.

    Make check payable to:     NFDS c/o Thornburg Funds
                               PO Box 419017
                               Kansas City, MO 64141-6017

4. INVESTMENT INSTRUCTIONS TO STATE STREET BANK AND TRUST COMPANY (Depositor - check one box and complete if necessary)
    ___Invest the transferred amount in accordance with the investment instructions in the Adoption Agreement for my State Street Bank and Trust Company Individual Retirement Custodial Account.
    ___Invest the transferred amount as follows:

                     Thornburg Limited Term Income Fund             ______%
                     Thornburg Limited Term U.S. Government Fund    ______%
                     Thornburg Value Fund                           ______%
                                                            Must total 100%

I acknowledge that I have sole responsibility for my investment choices and that I have received a current prospectus for each Fund I select. Please read the prospectus(es) of the Fund(s) you select before investing.

I understand that the requirements for a valid transfer to a Regular IRA, SEP IRA, Roth IRA or SIMPLE IRA are complex and that I have the responsibility for complying with all requirements and for the tax results of any such transfer.

5.  SIGNATURE OF DEPOSITOR

The undersigned certifies to the present IRA custodian or trustee that the undersigned has established a successor Individual Retirement Custodial Account meeting the requirements of Internal Revenue Code Section 408(a), 408(p) or 408A (as the case may be) to which assets will be transferred, and certifies to State Street Bank and Trust Company that the IRA from which assets are being transferred meets the requirements of Internal Revenue Code Section 408(a), 408(p) or 408A (as the case may be).

     Signature of Depositor                 Date

     __________________________________     ______________________________

Signature Guarantee (only if required by current Custodian or Trustee)

Signature guaranteed by:

     Name of Bank or Dealer Firm            Signature of Officer and Title

     __________________________________     ______________________________

6.  ACCEPTANCE BY NEW CUSTODIAN (Completed by State Street Bank and Trust
    Company)

State Street Bank and Trust Company agrees to accept transfer of the above amount for deposit to the Depositor's State Street Bank and Trust Company Individual Retirement Custodial Account, and requests the liquidation and transfer of assets as indicated above.

     By:__________________________________________________________________

STATE STREET BANK AND TRUST COMPANY               Thornburg Funds
UNIVERSAL INDIVIDUAL RETIREMENT
ACCOUNT DISCLOSURE STATEMENT

PART 1:  DESCRIPTION OF REGULAR IRAs

SPECIAL NOTE

     Part one of the Disclosure Statement describes the rules applicable to Regular IRAs beginning January 1, 1998. IRAs described in these pages are called "Regular IRAs" to distinguish them from the new "Roth IRAs" first available starting in 1998. Roth IRAs are described in Part Two of this Disclosure statement.

     For Regular IRA contributions for 1997 (including contributions made up to April 15, 1998 but designated as contributions for 1997), there are different rules for determining the deductibility of your IRA contribution on your federal tax return. For contributions for 1997, the "active participant" limits on deductibility (described below) apply if either spouse is an active participant in an employer-sponsored plan. Also, the adjusted gross income ("AGI") levels for partially deductible or nondeductible Regular IRA contributions (described below) are lower for 1997 ($25,000 for single taxpayers, with no deduction if your AGI is above $35,000; and $40,000 for married taxpayers filing jointly, with no deduction if your AGI is above $50,000). Also, the exceptions to the 10% early withdrawal penalty for withdrawals to pay certain higher education or first-time homebuyer expenses do not apply to withdrawals in 1997.

     This Part One of the Disclosure Statement describes Regular IRAs. It does not describe Roth IRAs, a new type of IRA available starting in 1998.
 Contributions to a Roth IRA are not deductible (regardless of your AGI), but withdrawals that meet certain requirements are not subject to federal income tax, so that dividends and investment growth on amounts held in the Roth IRA can escape federal income tax. Please see Part Two of this Disclosure Statement if you are interested in learning more about Roth IRAs.

     Regular IRAs described in this Disclosure Statement may be used as part of a simplified employee pension (SEP) plan maintained by your employer. Under a SEP your employer may make contributions to your Regular IRA, and these contributions may exceed the normal limits on Regular IRA contributions. This Disclosure Statement does not describe IRAs established in connection with a SIMPLE IRA program maintained by your employer. Employers provide special explanatory materials for accounts established as part of an employer's SIMPLE IRA program. Regular IRAs may be used in connection with a SIMPLE IRA program, but for the first two years of participation a special SIMPLE IRA (not a Regular IRA) is required.

YOUR REGULAR IRA

     This Part One contains information about your Regular Individual Retirement Custodial Account with State Street Bank and Trust Company as Custodian. A Regular IRA gives you several tax benefits. Earnings on the assets held in your Regular IRA are not subject to federal income tax until withdrawn by you. You may be able to deduct all or part of your Regular IRA contribution on your federal income tax return. State income tax treatment of your Regular IRA may differ from federal treatment; ask your state tax department or your personal tax advisor for details.

     Be sure to read Part three of this Disclosure Statement for important additional information, including information on how to revoke your Regular IRA, investments and prohibited transactions, fees and expenses, and certain requirements.

ELIGIBILITY

What are the eligibility requirements for a Regular IRA?

You are eligible to establish and contribute to a Regular IRA for a year if:

     * You received compensation (or earned income if you are self employed) during the year for personal services you rendered.
       If you received taxable alimony, this is treated like compensation for IRA purposes; and

     * You did not reach age 70-1/2 during the year.

Can I Contribute to a Regular IRA for my Spouse?

     For each year before the year when your spouse attains age 70-1/2, you can contribute to a separate Regular IRA for your spouse, regardless of whether your spouse had any compensation or earned income in that year. This is called a "spousal IRA." To make a contribution to a Regular IRA for your spouse, you must file a joint tax return for the year with your spouse. For a spousal IRA, your spouse must set up a different Regular IRA, separate from yours, to which you contribute.

CONTRIBUTIONS

When Can I Make Contributions to a Regular IRA?

     You may make a contribution to your existing Regular IRA or establish a new regular IRA for a taxable year by the due date (not including any extensions) for your federal income tax return for the year. Usually this is April 15 of the following year.

How Much Can I Contribute to my Regular IRA?

     For each year when you are eligible (see above), you can contribute up to the lesser of $2,000 or 100% of your compensation (or earned income, if you are self-employed). However, under the tax laws, all or a portion of your contribution may not be deductible.

     If you and your spouse have spousal Regular IRAs, each spouse may contribute up to $2,000 to his or her IRA for a year as long as the combined compensation of both spouses for the year (as shown on your joint income tax return) is at least $4,000. If the combined compensation of both spouses is less than $4,000, the spouse with the higher amount of compensation may contribute up to that spouse's compensation amount, or $2,000 if less. The spouse with the lower compensation amount may contribute any amount up to that spouse's compensation plus any excess the other spouse's compensation over the other spouse's IRA contribution. However, the maximum contribution to either spouse's Regular IRA is $2,000 for the year.

     If you (or your spouse) establish a new Roth IRA and make contributions to both your Regular IRA and a Roth IRA, the combined limit on contributions to both your (or your spouse's) Regular IRA and Roth IRA for a single calendar year is $2,000.

How Do I Know if my Contribution is Tax Deductible?

     The deductibility of your contribution depends upon whether you are an active participant in any employer-sponsored retirement plan. If you are not an active participant, the entire contribution to your Regular IRA is deductible.

     If you are an active participant in an employer-sponsored plan, your Regular IRA contribution may still be completely or partly deductible on your tax return. This depends on the amount of your income (see below).

     Similarly, the deductibility of a contribution to a Regular IRA for your spouse depends upon whether your spouse is an active participant in any employer-sponsored retirement plan. If your spouse is not an active participant, the contribution to your spouse's Regular IRA will be deductible. If your spouse is an active participant, the Regular IRA contribution will be completely, partly or not deductible depending upon your combined income.

     An exception to the preceding rules applies to high-income married taxpayers, where one spouse is an active participant in an employer-sponsored retirement plan and the other spouse is not. A contribution to the non-active participant spouse's Regular IRA will be only partly deductible at an adjusted gross income level on the joint tax return of $150,000, and the deductibility will be phased out as described below over the next $10,000 so that there will be no deduction at all with adjusted gross income level of $160,000 or higher.

How do I Determine my or my Spouse's "Active Participant" status?

     Your (or your spouse's) Form W-2 should indicate if you (or your spouse) were an active participant in an employer-sponsored retirement plan for a year. If you have a question, you should ask your employer or the plan administrator.

     In addition, regardless of AGI level, your spouse's "active participant" status will not affect the deductibility of your contributions to your Regular IRA if you and your spouse file separate tax returns for the taxable year and you lived apart at all times during the taxable year.

What are the Deduction Restrictions for Active Participants?

     If you (or your spouse) are an active participant in an employer plan during a year, the contribution to your Regular IRA (or your spouse's Regular IRA) may be completely, partly or not deductible depending upon your filing status and your amount of adjusted gross income ("AGI"). If AGI is any amount up to the lower limit, the contribution is deductible. If your AGI falls between the lower limit and the upper limit, the contribution is partly deductible. If your AGI falls above the upper limit, the contribution is not deductible.

FOR ACTIVE PARTICIPANTS - 1998
              If You Are            If You Are           Then Your Regular
                Single        Married Filing Jointly    IRA Contribution Is
          __________________  ______________________    ___________________
          Up to Lower  Limit    Up to Lower Limit        Fully Deductible
          ($30,000 for 1998)    ($50,000 for 1998


Adjusted    More than Lower       More than Lower        Partly Deductible
Gross     Limit but less than  Limit but less than
Income        Upper Limit          Upper Limit
(AGI)     ($40,000 for 1998)    ($60,000 for 1998)

          Upper Limit or more  Upper Limit or more       Not Deductible
          ($60,000 for 1998)   ($60,000 for 1998)

     The Lower Limit and the Upper Limit will change for 1999 and later years. The Lower Limit and Upper Limit for these years are as follows (note: if you are married but filing a separate return, your Lower Limit is always zero and your Upper Limit is always $10,000). Substitute the correct Lower Limit and Upper Limit on the table above for determining deductibility in any particular year.

How do I Calculate my Deduction if I Fall in the "Partly Deductible" Range?

     If your AGI falls in the partly deductible range, you must calculate the portion of your contribution that is deductible. To do this, multiply your contribution by a fraction. The numerator is the amount by which your AGI exceeds the lower limit for 1998: $30,000 if single, or $50,000 if married filing jointly). The denominator is $10,000 (note that the denominator for married joint filers is $20,000 starting in 2007).
Subtract this from your contribution and then round down to the nearest $10. The deductible amount is the greater of the amount calculated or $200 (provided you contributed at least $200). If your contribution was less than $200, then the entire contribution is deductible.

TABLE OF LOWER AND UPPER LIMITS

Year                 Single               Married Filing Jointly
----        -------------------------   -------------------------
            Lower Limit   Upper Limit   Lower Limit   Upper Limit
            -----------   -----------   -----------   -----------
1999          $31,000       $41,000       $51,000       $61,000
2000          $32,000       $42,000       $52,000       $62,000
2001          $33,000       $43,000       $53,000       $63,000
2002          $34,000       $44,000       $54,000       $64,000
2003          $40,000       $50,000       $60,000       $70,000
2004          $45,000       $55,000       $70,000       $80,000
2005          $50,000       $60,000       $75,000       $85,000
2006          $50,000       $60,000       $75,000       $85,000
2007 & later  $50,000       $60,000       $80,000      $100,000

     For example, assume that you make a $2,000 contribution to your Regular IRA in 1998, a year in which you are an active participant in your employer's retirement plan. Also assume that your AGI is $57,555 and you are married, filing jointly. You would calculate the deductible portion of your contribution this way:

     1. The amount by which your AGI exceeds the lower limit of the partly-deductible range:
                                 ($57,555-$50,000) = $7,555

     2.   Divide this by $10,000:          $7,555  = 0.7555
                                          -------
                                          $10,000

     3.   Multiply this by your contribution limit:
                                  0.7555 x $2,000  = $1,511

     4.   Subtract this from your contribution:
                                ($2,000 - $1,551)  =   $489

     5.   Round this down  to the nearest $10:     =   $480

     6. Your deductible contribution is the greater of this amount or $200.

     Even though part or all of your contribution is not deductible, you may still contribute to your Regular IRA (and your spouse may contribute to your spouse's Regular IRA) up to the limit on contributions. When you file your tax return for the year, you must designate the amount of non-deductible contributions to your Regular IRA for the year. See IRS Form 8606.

How Do I Determine My AGI?

     AGI is your gross income minus those deductions which are available to all taxpayers even if they don't itemize. Instructions to calculate your AGI are provided with your income tax Form 1040 or 1040A.

What Happens if I Contribute more than Allowed to my Regular IRA?

     The maximum contribution you can make to a regular IRA generally is $2,000 or 100% of compensation or earned income, whichever is less. Any amount contributed to the IRA above the maximum is considered an "excess contribution." The excess is calculated using your contribution limit, not the deductible limit. An excess contribution is subject to excise tax of 6% for each year it remains in the IRA.

How can I Correct an Excess Contribution?

     Excess contributions may be corrected without paying a 6% penalty. To do so, you must withdraw the excess and any earnings on the excess before the due date (including extensions) for filing your federal income tax return for the year for which you made the excess contribution. A deduction should not be taken for any excess contribution. Earnings on the amount withdrawn must also be withdrawn. The earnings must be included in your income for the tax year for which the contribution was made and may be subject to a 10% premature withdrawal tax if you have not reached age 59-1/2.

What Happens if I Don't Correct the Excess Contribution by the Tax Return Due Date?

     Any excess contribution not withdrawn by the tax return due date (including any extensions) for the year for which the contribution was made will be subject to the 6% excise tax. There will be an additional 6% excise tax for each subsequent year the excess remains in your account.

     Under limited circumstances, you may correct an excess contribution after tax filing time by withdrawing the excess contribution (leaving the earnings in the account). This withdrawal will not be includable in income nor will it be subject to any premature withdrawal penalty if (1) your contributions to all Regular IRAs do not exceed $2,000 and (2) you did not take a deduction for the excess amount (or you file an amended return (Form 1040X) which removes the excess deduction).

How are Excess Contributions Treated if None of the Preceding Rules Apply?

     Unless an excess contribution qualifies for the special treatment outlined above, the excess contribution and any earnings on it withdrawn after tax filing time will be includable in taxable income and may be subject to a 10% premature withdrawal penalty. No deduction will be allowed for the excess contribution for the year in which it is made.

     Excess contributions may be corrected in a subsequent year to the extent that you contribute less than your maximum amount. As the prior excess contribution is reduced or eliminated, the 6% excise tax will become correspondingly reduced or eliminated for subsequent tax years. Also, you may be able to take an income tax deduction for the amount of excess that was reduced or eliminated, depending on whether you would be able to take a deduction if you had instead contributed the same amount.

Are the Earnings on My Regular IRA Funds Taxed?

     Any dividend on or growth of the investments held in your Regular IRA are generally exempt from federal income taxes and will not be taxed until withdrawn by you, unless the tax exempt status of your Regular IRA is revoked (this is described in Part Three of this Disclosure Statement).

TRANSFERS/ROLLOVERS

Can I Transfer or Roll Over a Distribution I Receive from my Employer's Retirement Plan into a Regular IRA?

     Almost all distributions from employer plans or 403(b) arrangements (for employees of tax-exempt employers) are eligible for rollover to a Regular IRA. The main exceptions are

     * payments over the lifetime or life expectancy of the participant (or participant and a designated beneficiary),

     * installment payments for a period of 10 years or more,

     * required distributions (generally the rules require distributions starting at age 70-1/2 or for certain employees starting at retirement, if later), and

     * payments of employee after-tax contributions.

     If you are eligible to receive a distribution from a tax qualified retirement plan as a result of, for example, termination of employment, plan discontinuance, or retirement, all or part of the distribution may be transferred directly into your Regular IRA. This is a called a "direct rollover." Or, you may receive the distribution and make a regular rollover to your Regular IRA within 60 days. By making a direct rollover or a regular rollover, you can defer income taxes on the amount rolled over until you subsequently make withdrawals from your IRA.

     The maximum amount you may roll over is the amount of employer contributions and earnings distributed. You may not roll over any after-tax employee contributions you made to the employer retirement plan. If you are over age 70-1/2 and are required to take minimum distributions under the tax laws, you may not roll over any amount required to be distributed to you under the minimum distribution rules. Also, if you are receiving periodic payments over your or your and your designated beneficiary's life expectancy or for a period of at least 10 years, you may not roll over these payments.

     A rollover to a regular IRA must be completed within 60 days after the distribution from the employer retirement plan to be valid.

     NOTE: A qualified plan administrator or 403(b) sponsor MUST WITHHOLD 20% OF YOUR DISTRIBUTION for federal income taxes UNLESS you elect a direct rollover. Your plan or 403(b) sponsor is required to provide you with information about direct and traditional rollovers and withholding taxes before you receive your distribution and must comply with your directions to make a direct rollover.

     The rules governing rollovers are complicated. Be sure to consult your tax advisor or the IRS if you have a question about rollovers.

Once I Have Rolled Over a Plan Distribution into a Regular IRA, Can I Subsequently Roll Over into another Employer's Qualified Retirement Plan?

     Yes. Part or all of an eligible distribution received from a qualified plan may be transferred from the Regular IRA to another qualified plan. However, the IRA must have no assets other than those which were previously distributed to you from the qualified plan. Specifically, the IRA cannot contain any contributions by you (or your spouse). Also, the new qualified plan must accept rollovers. Similar rules apply to Regular IRAs established with rollovers from 403(b) arrangements.

Can I Make a Traditional Rollover from my Regular IRA to another Regular
IRA?

     You may make a rollover from one Regular IRA to another Regular IRA you have or you established to receive the rollover. Such a rollover must be completed within 60 days after the withdrawal from your first Regular IRA. After making a traditional rollover from one Regular IRA to another, you must wait a full year (365 days) before you can make another such rollover. (However, you can instruct a Regular IRA custodian to transfer amounts to directly to another Regular IRA custodian; such a direct transfer does not count as a rollover.)

What Happens If I Combine Rollover Contributions With My Normal
Contributions In One IRA?

     If you wish to make both a normal annual contribution and a rollover contribution, you may wish to open two separate Regular IRAs by completing two Adoption Agreements and two sets of forms. You should consult a tax advisor before making your annual contribution to the IRA you established with rollover contributions (or make a rollover contribution to the IRA to which you make your annual contributions). This is because combining your annual contributions and rollover contributions originating from an employer plan distribution would prohibit the future rollover out of the IRA into another qualified plan. If despite this, you still wish to combine a rollover contribution and the IRA holding your annual contributions, you should establish the account as a Regular IRA on the Adoption Agreement (not a Rollover IRA or Direct Rollover IRA)and make the contributions to that account.

How Do Rollovers Affect my Contribution or Deduction Limits?

     Rollover contributions, if properly made, do not count toward the maximum contribution. Also, rollovers are not deductible and they do not affect your deduction limits as described above.

What About Converting My Regular IRA to a Roth IRA?

     The rules for converting a Regular IRA to a new Roth IRA, or making a rollover from a Regular IRA to a new Roth IRA, are described in Part Two below.


WITHDRAWALS

When can I make withdrawals from my Regular IRA?

     You may withdraw from your Regular IRA at any time. However, withdrawals before age 59-1/2 may be subject to a 10% penalty tax in addition to regular income taxes (see below).

When must I start making withdrawals?

     If you have not withdrawn your entire IRA by the April 1 following the year in which you reach 70-1/2, you must make minimum withdrawals in order to avoid penalty taxes. The rule allowing certain employees to postpone distributions from an employer qualified plan until actual retirement (even if this is after age 70-1/2) does not apply to Regular IRAs.

     The minimum withdrawal amount is determined by dividing the balance in your Regular IRA (or IRAs) by your life expectancy or the combined life expectancy of you and your designated beneficiary. The minimum withdrawal rules are complex. Consult your tax advisor for assistance.

     The penalty tax is 50% of the difference between the minimum withdrawal amount and your actual withdrawals during a year. The IRS may waive or reduce the penalty tax if you can show that your failure to make the required minimum withdrawals was due to reasonable cause and you are taking reasonable steps to remedy the problem.

How Are Withdrawals From My Regular IRA Taxed?

     Amounts withdrawn by you are includable in your gross income in the taxable year that you receive them, and are taxable as ordinary income. Lump sum withdrawals from a Regular IRA are not eligible for averaging treatment currently available to certain lump sum distributions from qualified employer retirement plans.

     Since the purpose of a Regular IRA is to accumulate funds for retirement, your receipt or use of any portion of your Regular IRA before you attain age 59-/2 generally will be considered as an early withdrawal and subject to a 10% penalty tax.

     The 10% penalty tax for early withdrawal will not apply if:

     * The distribution was a result of your death or disability.

     * The purpose of the withdrawal is to pay certain higher education expenses for yourself or your spouse, child, or grandchild. Qualifying expenses include tuition, fees, books, supplies and equipment required for attendance at a post-secondary educational institution. Room and board expenses may qualify if the individual is attending at least half-time.

     * The withdrawal is used to pay first-time homebuyer expenses.
       These are costs of purchasing, building or rebuilding a principal residence, (including customary settlement, financing or closing costs. The purchaser may be you, your spouse, or a child, grandchild, parent or grand parent of you or your spouse. An individual is considered a "first-time homebuyer" if the individual (or the individual's spouse, if married) did not have an ownership interest in a principal residence during the two year period immediately preceding the acquisition in question. The withdrawal must be used for eligible expenses within 120 days after the withdrawal. (If there is an unexpected delay, or cancellation of the home acquisition, a withdrawal may be redeposited as a rollover.

     * There is a lifetime limit on eligible first-time homebuyer expenses of $10,000 per individual.

     * The distribution is one of a scheduled series of substantially equal periodic payments for your life or life expectancy (or the joint lives or life expectancies of you and your beneficiary).

       If there is an adjustment to the scheduled series of payments, the 10% penalty tax may apply. The 10% penalty will not apply if you make no change in the series of payments until the end of five years or until you reach age 59-1/2, whichever is later. If you make a change before then, the penalty will apply. For example, if you begin receiving payments at age 50 under a withdrawal program providing for substantially equal payments over your life expectancy, and at age 58 you elect to receive the remaining amount in your Regular IRA in a lump-sum, the 10% penalty tax will apply to the lump sum and to the amounts previously paid to you before age 59-1/2.

     * The distribution does not exceed the amount of your deductible medical expenses for the year (generally speaking, medical expenses paid during a year are deductible if they are greater than 7.5% of your adjusted gross income for that year).

     * The distribution does not exceed the amount you paid for health insurance coverage for yourself, your spouse and dependents. This exception applies only if you have been unemployed and received federal or state unemployment compensation payments for at least 12 weeks; this exception applies to distributions during the year in which you received the unemployment compensation and during the following year, but not to any distributions received after you have been reemployed for at least 60 days.

How are Nondeductible Contributions Taxed When They are Withdrawn?

     A withdrawal of nondeductible contributions (not including earnings) will be tax-free. However, if you made both deductible and nondeductible contributions to your Regular IRA, then each distribution will be treated as partly a return of your nondeductible contributions (not taxable) and partly a distribution of deductible contributions and earnings (taxable). The nontaxable amount is the portion of the amount withdrawn which bears the same ratio as your total nondeductible Regular IRA contributions bear to the total balance of all your Regular IRAs (including rollover IRAs and SEPs, but not including Roth IRAs).

For example, assume that you made the following Regular IRA contributions:

     Year     Deductible     Nondeductible
     ----     ----------     -------------
     1995      $2,000
     1996      $2,000
     1997      $1,000           $1,000
     1998                       $1,000
               ------           ------
               $5,000           $2,000

     In addition assume that your Regular IRA has total investment earnings through 1998 of $1,000. During 1998 you withdraw $500. Your total account balance as of 12-31-98 is $7,500 as shown below.

     Deductible Contributions              $5,000
     Nondeductible Contributions           $2,000
     Earnings On IRA                       $1,000
     Less 1998 Withdrawal                  $  500
                                           ------
     Total Account Balance as of 12/31/98  $7,500

     To determine the nontaxable portion of your 1998 withdrawal, the total 1998 withdrawal ($500) must be multiplied by a fraction. The numerator of the fraction is the total of all nondeductible contributions remaining in the account before the 1998 withdrawal ($2,000). The denominator is the total account balance as of 12-31-98 ($7,500) plus the 1998 withdrawal ($500) or $8,000. The calculation is:

          Total Remaining
          Nondeductible Contributions   $2,000
                                        ------ x $500  =  $125
          Total Account Balance         $8,000

     Thus, $125 of the $500 withdrawal in 1998 will not be included in your taxable income. The remaining $375 will be taxable for 1998. In addition, for future calculations the remaining nondeductible contribution total will be $2,000 minus $125, or $1,875.

     A loss in your Regular IRA investment may be deductible. You should consult your tax advisor for further details on the appropriate calculation for this deduction if applicable.

Is there a penalty tax on certain large withdrawals or accumulations in my
IRA?

     Earlier tax laws imposed a "success" penalty equal to 15% of withdrawals from all retirement accounts (including IRAs, 401(k) or other employer retirement plans, 403(b) arrangements and others) in a year exceeding a specified amount (initially $150,000 per year). Also, there was a 15% estate tax penalty on excess accumulations remaining in IRAs and other tax-favored arrangements upon your death. These 15% penalty taxes have been repealed.

IMPORTANT: Please see Part Three below which contains important information applicable to all State Street Bank and Trust Company IRAs.

STATE STREET BANK AND TRUST COMPANY                         Thornburg Funds
UNIVERSAL INDIVIDUAL RETIREMENT
ACCOUNT DISCLOSURE

PART 2:  DESCRIPTION OF ROTH IRAs

SPECIAL NOTE

     Part of the Disclosure Statement describes the rules generally applicable to Roth IRAs beginning January 1, 1998.

     Roth IRAs are a new kind of IRA available for the first time in 1998. Contributions to a Roth IRA for 1997 are not permitted. Contributions to a Roth IRA are not tax-deductible, but withdrawals that meet certain requirements are not subject to federal income taxes. This makes the dividends on and growth of the investments held in your Roth IRA tax-free for federal income tax purposes if the requirements are met.

     Regular IRAs, which have existed since 1975, are still available. Contributions to a regular IRA may be tax-deductible. Earnings and gains on amounts while held in a Regular IRA are tax-deferred. Withdrawals are subject to federal income tax (except for prior after-tax contributions which may be recovered without additional federal income tax).

     This Part Two does not describe Regular IRAs. If you wish to review information about Regular IRAs, please see Part One of this Disclosure Statement.

     This Disclosure Statement also does not describe IRAs established in connection with a SIMPLE IRA program or a Simplified Employee Pension (SEP) plan maintained by your employer. Roth IRAs may not be used in connection with a SIMPLE IRA program or a SEP plan.

YOUR ROTH IRA

     Your Roth IRA gives you several tax benefits. While contributions to a Roth IRA are not deductible, dividends on and growth of the assets held in your Roth IRA are not subject to federal income tax. Withdrawals by you from your Roth IRA are excluded from your income for federal income tax purposes if certain requirements (described below) are met. State income tax treatment of your Roth IRA may differ from federal treatment; ask your state tax department or your personal tax advisor for details.

     Be sure to read Part Three of this Disclosure Statement for important additional information, including information on how to revoke your Roth IRA, investments and prohibited transactions, fees and expenses and certain tax requirements.

ELIGIBILITY

What are the eligibility requirements for a Roth IRA?

     Starting with 1998, you are eligible to establish and contribute to a Roth IRA for a year if you received compensation (or earned income if you are self employed) during the year for personal services you rendered. If you received taxable alimony, this is treated like compensation for IRA purposes.

     In contrast to a Regular IRA, with a Roth IRA you may continue making contributions after you reach age 70-1/2.

Can I Contribute to Roth  IRA for my Spouse?

     Starting with 1998, if you meet the eligibility requirements you can contribute both to your own Roth IRA, and also to a separate Roth IRA for your spouse out of your compensation or earned income, regardless of whether your spouse had any compensation or earned income in that year. This is called a "spousal Roth IRA." To make a contribution to a Roth IRA for your spouse, you must file a joint tax return for the year with your spouse. For a spousal Roth IRA, your spouse must set up a different Roth IRA, separate from yours, to which you contribute.

     Of course, if your spouse has compensation or earned income, your spouse can establish his or her own Roth IRA and make contributions to it in accordance with the rules and limits described in this Part Two of the Disclosure Statement.

CONTRIBUTIONS

When Can I Make Contributions to a Roth IRA?

     You may make a contribution to your Roth IRA or establish a new Roth IRA for a taxable year by the due date (not including any extensions) for your federal income tax return for the year. Usually this is April 15 of the following year. For example, you will have until April 15, 1999 to establish and make a contribution to a Roth IRA for 1998.

     Caution: Since Roth IRAs are available starting January 1, 1998, you may not make a contribution by April 15, 1998 to a Roth IRA for 1997.

How Much Can I Contribute to my Roth IRA?

     For each year when you are eligible (see above), you can contribute up to the lesser of $2,000 or 100% of your compensation (or earned income, if you are self-employed).

     Annual contributions may be made only to a Roth IRA annual contribution account which does not contain converted or transferred funds from a Regular IRA.

     Your Roth IRA limit is reduced by any contributions for the same year to a regular IRA. For example, assuming you have at least $2,000 in compensation or earned income, if you contribute $500 to your regular IRA for 1998, your maximum Roth IRA contribution for 1998 will be $1,500.

     If you and your spouse have spousal Roth IRAs, each spouse may contribute up to $2,000 to his or her Roth IRA for a year as long as the combined compensation of both spouses for the year (as shown on your joint income tax return) is at least $4,000. If the combined compensation of both spouses is less than $4,000, the spouse with the higher amount of compensation may contribute up to that spouse's compensation amount, or $2,000 if less. The spouse with the lower compensation amount may contribute any amount up to that spouse's compensation plus any excess the other spouse's compensation over the other spouse's Roth IRA contribution.
 However, the maximum contribution to either spouse's Roth IRA is $2,000 for the year.

     As noted above, the spousal Roth IRA limits are reduced by any contributions for the same calendar year to a regular IRA maintained by you or your spouse.

For taxpayers with high income levels, the contribution limits may be reduced (see below).

Are Contributions to a Roth IRA Tax Deductible?

     Contributions to a Roth IRA are NOT deductible. This is a major difference between Roth IRAs and Regular IRAs. Contributions to a Regular IRA may be deductible on your federal income tax return depending on whether or not you are an active participant in an employer-sponsored plan and on your income level.

Are the Earnings on my Roth IRA Funds Taxed?

     Any dividends on or growth of investments held in your Roth IRA are generally exempt from federal income taxes and will not be taxed until withdrawn by you, unless the tax exempt status of your Roth IRA is revoked.
  If the withdrawal qualifies as a tax-free withdrawal (see below), amounts reflecting earnings or growth of assets in your Roth IRA will not be subject to federal income tax.

Which is Better, a Roth IRA or a Regular IRA?

     This will depend upon your individual situation. A Roth IRA may be better if you are an active participant in an employer-sponsored plan and your adjusted gross income is too high to make a deductible IRA contribution (but not too high to make a Roth IRA contribution). Also, the benefits of a Roth IRA vs. a regular IRA may depend upon a number of other factors including: your current income tax bracket vs. your expected income tax bracket when you make withdrawals from your IRA, whether you expect to be able to make nontaxable withdrawals from your Roth IRA (see below), how long you expect to leave your contributions in the IRA and how much you expect the IRA to earn in the meantime, and possible future tax law changes.

     Consult a qualified tax or financial advisor for assistance on this question.

Are there Any Restrictions on Contributions to my Roth IRA?

     Taxpayers with very high income levels may not be able to contribute to a Roth IRA at all, or their contribution may be limited to an amount less than $2,000. This depends upon your filing status and the amount of your adjusted gross income (AGI). The following table shows how the contribution limits are restricted:

ROTH IRA CONTRIBUTION LIMITS

              If You Are            If You Are               Then You
                Single        Married Filing Jointly         May Make
          ------------------  ----------------------    -----------------
                Up to                 Up to             Full Contribution
               $95,000              $150,000

Adjusted   More than $95,000   More than $150,000             Reduced
Gross        but less than        but less than             Contribution
Income        $110,000              $160,000
(AGI)
            $110,000and up       $160,000 and up                Zero
                                                         (No Contribution)

NOTE: If you are a married taxpayer filing separately, your maximum Roth IRA contribution limit phases out over the first $15,000 of adjusted gross income. If your AGI is $15,000 or more, you may not contribute to a Roth IRA for the year. (Note: Proposed legislation in Congress may reduce this number from $15,000 to $10,000. Consult your tax advisor or the IRS for the latest developments.)

How do I Calculate my Limit if I Fall in the "Reduced Contribution" Range?

     If your AGI falls in the reduced contribution range, you must calculate your contribution limit. To do this, multiply your normal contribution limit ($2,000 or your compensation if less) by a fraction. The numerator is the amount by which your AGI exceeds the lower limit of the reduced contribution range ($95,000 if single, or $150,000 if married filing jointly). The denominator is $15,000 (single taxpayers) or $10,000 (married filing jointly). Subtract this from your normal limit and then round down to the nearest $10. The contribution limit is the greater of the amount calculated or $200.

     For example, assume that your AGI for the year is $157,555 and you are married, filing jointly. You would calculate your Roth IRA contribution limit this way:

     1. The amount by which your AGI exceeds the lower limit of the reduced contribution deductible range:
                                              ($157,555-$150,000) = $7,555

     2.  Divide this by 10,000:                         $7,555
                                                       -------    = 0.7555
                                                       $10,000

     3. Multiply this by $2,000 (or your compensation for the year, if less):
                                                  0.7555 x $2,000 = $1,511

     4.  Subtract this from your $2,000 limit:
                                                  ($2,000 - $1,551) = $489

     5.  Round this down to the nearest $10:                        = $480

     6.  Your contribution limit is the greater of this amount or $200.

     Remember, your Roth IRA contribution limit of $2,000 is reduced by any contributions for the same year to a regular IRA. If you fall in the reduced contribution range, the reduction formula applies to the Roth IRA contribution limit left after subtracting your contribution for the year to a regular IRA.

How Do I Determine My AGI?

     AGI is your gross income minus those deductions which are available to all taxpayers even if they don't itemize. Instructions to calculate your AGI are provided with your income tax Form 1040 or 1040A.

     There are two additional rules when calculating AGI for purposes of Roth IRA contribution limits. First, if you are making a deductible contribution for the year to a Regular IRA, your AGI is reduced by the amount of the deduction. Second, if you are converting a regular IRA to a Roth IRA in a year (see below), the amount includable in your income as a result of the conversion is not considered AGI when computing your Roth IRA contribution limit for the year. (Note: proposed legislation might affect the first rule -- consult your tax advisor or the IRS for the latest developments.)

What Happens if I Contribute more than Allowed to my Roth IRA?

     The maximum contribution you can make to a Roth IRA generally is $2,000 or 100% of compensation or earned income, whichever is less. As noted above, your maximum is reduced by the amount of any contribution to a Regular IRA for the same year and may be further reduced if you have high AGI. Any amount contributed to the Roth IRA above the maximum is considered an "excess contribution."

     An excess contribution is subject to excise tax of 6% for each year it remains in the Roth IRA.

How can I Correct an Excess Contribution?

     Excess contributions may be corrected without paying a 6% penalty. To do so, you must withdraw the excess and any earnings on the excess before the due date (including extensions) for filing your federal income tax return for the year for which you made the excess contribution. Earnings on the amount withdrawn must also be withdrawn. The earnings must be included in your income for the tax year for which the contribution was made and may be subject to a 10% premature withdrawal tax if you have not reached age 59-1/2 (unless an exception to the 10% penalty tax applies).

What Happens if I Don't Correct the Excess Contribution by the Tax Return Due Date?

     Any excess contribution not withdrawn by the tax return due date (including any extensions) for the year for which the contribution was made will be subject to the 6% excise tax. There will be an additional 6% excise tax for each subsequent year the excess remains in your account.

     You may reduce the excess contributions by making a withdrawal equal to the excess. Earnings need not be withdrawn. To the extent that no earnings are withdrawn, the withdrawal will not be subject to income taxes or possible penalties for premature withdrawals before age 59-1/2. Excess contributions may also be corrected in a subsequent year to the extent that you contribute less than your Roth IRA contribution limit for the subsequent year. As the prior excess contribution is reduced or eliminated, the 6% excise tax will become correspondingly reduced or eliminated for subsequent tax years.

CONVERSION OF EXISTING REGULAR IRA

Can I convert an Existing Regular IRA into a Roth IRA?

     Yes, starting in 1998 you can convert an existing Regular IRA into a Roth IRA if you meet the adjusted gross income (AGI) limits described below. Conversion may be accomplished either by establishing a Roth IRA and then transferring the amount in your regular IRA you wish to convert to the new Roth IRA. Or, if you want to convert an existing regular IRA with State Street Bank as custodian to a Roth IRA, you may give us directions to convert.

     You are eligible to convert a Regular IRA to a Roth IRA if, for the year of the conversion, your AGI is $100,000 or less. The same limit applies to married and single taxpayers, and the limit is not indexed to cost-of-living increases. Married taxpayers are eligible to convert a Regular IRA to a Roth IRA only if they file a joint income tax return; married taxpayers filing separately are not eligible to convert.

    Note: No contributions other than Roth IRA conversion contributions made during the same tax year may be deposited in a single Roth IRA conversion account.

     Caution: You should be extremely cautious in converting an existing IRA into a Roth IRA early in a year if there is any possibility that your AGI for the year will exceed $100,000. Although a bill pending in Congress would permit you to transfer amounts back to your Regular IRA if your AGI exceeds $100,000, under current rules, if you have already converted during a year and you turn out to have more than $100,000 of AGI, there may be adverse tax results for you. Consult your tax advisor or the IRS for the latest developments.

What are the Tax Results from Converting?

     The taxable amount in your Regular IRA you convert to a Roth IRA will be considered taxable income on your federal income tax return for the year of the conversion. All amounts in a Regular IRA are taxable except for your prior non-deductible contributions to the Regular IRA.

     If you make the conversion during 1998, the taxable income is spread over four years. In other words, you would include one quarter of the taxable amount on your federal income tax return for 1998, 1999, 2000 and 2001.

Should I convert my Regular IRA to a Roth IRA?
     Only you can answer this question, in consultation with your tax or financial advisors. A number of factors, including the following, may be relevant. Conversion may be advantageous if you expect to leave the converted funds on deposit in your Roth IRA for at least five years and to be able to withdraw the funds under circumstances that will not be taxable (see below). The benefits of converting will also depend on whether you expect to be in the same tax bracket when you withdraw from your Roth IRA as you are now. Also, conversion is based upon an assumption that Congress will not change the tax rules for withdrawals from Roth IRAs in the future, but this cannot be guaranteed.

TRANSFERS/ROLLOVERS

Can I Transfer or Roll Over a Distribution I Receive from my Employer's Retirement Plan into a Roth IRA?

     Distributions from qualified employer-sponsored retirement plans or 403(b) arrangements (for employees of tax-exempt employers) are not eligible for rollover or direct transfer to a Roth IRA. However, in certain circumstances it may be possible to make a direct rollover of an eligible distribution to a Regular IRA and then to convert the Regular IRA to Roth IRA (see above). Consult your tax or financial advisor for further information on this possibility.

Can I Make a Rollover from my Roth IRA to another Roth IRA?

     You may make a rollover from one Roth IRA to another Roth IRA you have or you establish to receive the rollover. Such a rollover must be completed within 60 days after the withdrawal from your first Roth IRA. After making a rollover from one Roth IRA to another, you must wait a full year (365 days) before you can make another such rollover. (However, you can instruct a Roth IRA custodian to transfer amounts directly to another Roth IRA custodian; such a direct transfer does not count as a rollover.)

How Do Rollovers Affect my Roth IRA Contribution Limits?

     Rollover contributions, if properly made, do not count toward the maximum contribution. Also, you may make a rollover from one Roth IRA to another even during a year when you are not eligible to contribute to a Roth IRA (for example, because your AGI for that year is too high).

WITHDRAWALS

When can I make withdrawals from my Roth IRA?

     You may withdraw from your Roth IRA at any time. If the withdrawal meets the requirements discussed below, it is tax-free. This means that you pay no federal income tax even though the withdrawal includes earnings or gains on your contributions while they were held in your Roth IRA.

When must I start making withdrawals?

     There are no rules on when you must start making withdrawals from your Roth IRA or on minimum required withdrawal amounts for any particular year during your lifetime. Unlike Regular IRAs, you are not required to start making withdrawals from a Roth IRA by the April 1 following the year in which you reach age 70-1/2.

     After your death, there are IRS rules on the timing and amount of distributions. In general, the amount in your Roth IRA must be distributed by the end of the fifth year after your death. However, distributions to a designated beneficiary that begin by the end of the year following the year of your death and that are paid over the life expectancy of the beneficiary satisfy the rules. Also, if your surviving spouse is your designated beneficiary, the spouse may defer the start of distributions until you would have reached age 70-1/2 had you lived.

What are the requirements for a tax-free withdrawal?

     To be tax-free, a withdrawal from your Roth IRA must meet two requirements. First, the Roth IRA must have been open for 5 or more years before the withdrawal. Second, at least one of the following conditions must be satisfied:

     * You are age 59-1/2 or older when you make the withdrawal.

     * The withdrawal is made by your beneficiary after you die.

     * You are disabled (as defined in IRS rules) when you make the withdrawal.

     * You are using the withdrawal to cover eligible first-time homebuyer expenses. These are the costs of purchasing, building or rebuilding a principal residence (including customary settlement, financing or closing costs). The purchaser may be you, your spouse or a child, grandchild, parent or grandparent of you or your spouse. An individual is considered a "first-time homebuyer" if the individual (or the individual's spouse, if married) did not have an ownership interest in a principal residence during the two-year period immediately preceding the acquisition in question. The withdrawal must be used for eligible expenses within 120 days after the withdrawal (if there is an unexpected delay, or cancellation of the home acquisition, a withdrawal may be redeposited as a rollover).

     There is a lifetime limit on eligible first-time homebuyer expenses of $10,000 per individual.

     For Roth IRA that you set up with amounts rolled over or converted from a Regular IRA, the 5 year period begins with the year in which the conversion or rollover was made. (Note: proposed legislation might effect this rule -- consult your tax advisor or the IRS for the latest developments.)

     For a Roth IRA that you started with a normal contribution, the 5 year period starts with the year for which you make the initial normal contribution.

How Are Withdrawals From My Roth IRA Taxed if the Tax-Free Requirements are not Met?

     If the qualified withdrawal requirements are not met, a withdrawal consisting of your own prior contribution amounts to your Roth IRA will not be considered taxable income in the year you receive it, nor will the 10% penalty apply. To the extent that the nonqualified withdrawal consists of dividends or gains while your contributions were held in your Roth IRA, the withdrawal is includable in your gross income in the taxable year you receive it, and may be subject to the 10% withdrawal penalty. All amounts withdrawn from your Roth IRA are considered withdrawals of your contributions until you have withdrawn the entire amount you have contributed. After that, all amounts withdrawn are considered taxable withdrawals of dividends and gains.

     Note that, for purposes of determining what portion of any distribution is includable in income, all of your Roth IRA accounts are considered as one single account. Amounts withdrawn from any one Roth IRA account are deemed to be withdrawn from contributions first. Since all your Roth IRAs are considered to be one account for this purpose, withdrawals from Roth IRA accounts are not considered to be from earnings or interest until an amount equal to ALL contributions made to ALL of an individual's Roth IRA accounts is withdrawn. The following example illustrates this.

     A single individual contributes $1,000 a year to his State Street Bank and Trust Company Roth IRA account and $1,000 a year to the Brand X Roth IRA account over a period of ten years. At the end of 10 years his account balances are as follows:

                                   Principal
                               Contributions                      Earnings
                               -------------                      --------
State Street Bank Roth IRA           $10,000                       $10,000

Brand X Roth IRA                     $10,000                       $10,000
                                     -------                       -------
Total                                $20,000                       $20,000

     At the end of 10 years, this person has $40,000 in both Roth IRA accounts, of which $20,000 represents his contributions (aggregated) and $20,000 represents his earnings (aggregated). This individual, who is 40, withdraws $15,000 from his Brand X Roth IRA (not a qualified withdrawal). We look to the aggregate amount of all principal contributions - in this case $20,000 - to determine if the withdrawal is from contributions, and thus non-taxable. In this example, there is no ($0) taxable income as a result of this withdrawal because the $15,000 withdrawal is less than the total amount of aggregated contributions ($20,000). If this individual then withdrew $15,000 from his state Street Bank Roth IRA, $5,000 would not be taxable (the remaining aggregate contributions) and $10,000 would be treated as taxable income for the year of the withdrawal, subject to regular income taxes and the 10% premature withdrawal penalty (unless an exception applies).

     Note: If passed, proposed legislation will change the rules and the results discussed above. Under the proposed legislation, in general, separate Roth IRAs established for annual contributions and conversions for separate years are not aggregated as explained above to determine the tax on withdrawals. See your tax advisor for more information and the latest developments.

     Taxable withdrawals of dividends and gains from a Roth IRA are treated as ordinary income. Withdrawals of taxable amounts from a Roth IRA are not eligible for averaging treatment currently available to certain lump sum distributions from qualified employer-sponsored retirement plans, nor are such withdrawals eligible for taxable gains tax treatment.

     Your receipt of any taxable withdrawal from your Roth IRA before you attain age 59-1/2 generally will be considered as an early withdrawal and subject to a 10% penalty tax.

     The 10% penalty tax for early withdrawal will not apply if any of the following exceptions applies:

     * The withdrawal was a result of your death or disability.

     * The withdrawal is one of a scheduled series of substantially equal periodic payments for your life or life expectancy (or the joint lives or life expectancies of you and your beneficiary).

       If there is an adjustment to the scheduled series of payments, the 10% penalty tax will apply. For example, if you begin receiving payments at age 50 under a withdrawal program providing for substantially equal payments over your life expectancy, and at age
58
       you elect to withdraw the remaining amount in your Roth IRA in a lump-sum, the 10% penalty tax will apply to the lump sum and to the amounts previously paid to you before age 59-1/2 to the extent they were includable in your taxable income.

     * The withdrawal is used to pay eligible higher education expenses. These are expenses for tuition, fees, books, and supplies required to attend an institution for post-secondary education. Room and board expenses are also eligible for a student attending at least half-time. The student may be you, your spouse, or your child or grandchild. However, expenses that are paid for with a scholarship or other educational assistance payment are not eligible expenses.

     * The withdrawal is used to cover eligible first time homebuyer expenses (as described above in the discussion of tax-free withdrawals).

     * The withdrawal does not exceed the amount of your deductible medical expenses for the year (generally speaking, medical expenses paid during a year are deductible if they are greater than 7.5% of your adjusted gross income for that year).

     * The withdrawal does not exceed the amount you paid for health insurance coverage for yourself, your spouse and dependents. This exception applies only if you have been unemployed and received federal or state unemployment compensation payments for at least 12 weeks; this exception applies to distributions during the year in which you received the unemployment compensation and during the following year, but not to any distributions received after you have been reemployed for at least 60 days.

What About the 15 percent Penalty Tax?

     The rule imposing a 15% penalty tax on very large withdrawals from tax-favored arrangements (including IRAs, 403(b) arrangements and qualified employer-sponsored plans), or on excess amounts remaining in such tax-favored arrangements at your death, has been repealed. This 15% tax no longer applies.

     IMPORTANT: The discussion of the tax rules for Roth IRAs in this Disclosure Statement is based upon the best available information. However, Roth IRAs are new under the tax laws, and the IRS has not issued regulations or rulings on the operation and tax treatment of Roth IRA accounts. Also, if enacted, legislation now proposed in Congress will change some of the rules. Therefore, you should consult your tax advisor for the latest developments or for advice about how maintaining a Roth IRA will affect your personal tax or financial situation.

     Also, please see Part Three below which contains important information applicable to ALL State Street Bank and Trust Company IRAs.

STATE STREET BANK AND TRUST COMPANY                         Thornburg Funds
UNIVERSAL INDIVIDUAL RETIREMENT
ACCOUNT DISCLOSURE

PART 3:  RULES FOR ALL IRAs (Regular and Roth)

GENERAL INFORMATION

IRA Requirements

     All IRAs must meet certain requirements. Contributions generally must be made in cash. The IRA trustee or custodian must be a bank or other person who has been approved by the Secretary of the Treasury. Your contributions may not be invested in life insurance or collectibles or be commingled with other property except in a common trust or investment fund.
 Your interest in the account must be nonforfeitable at all times. You may obtain further information on IRAs from any district office of the Internal Revenue Service.

May I Revoke My IRA?

     You may revoke a newly established Regular or Roth IRA at any time within seven days after the date on which you receive this Disclosure Statement. A Regular or Roth IRA established more than seven days after the date of your receipt of this Disclosure Statement may not be revoked.

     To revoke your Regular or Roth IRA, mail or deliver a written notice of revocation to the Custodian at the address which appears at the end of this Disclosure Statement. Mailed notice will be deemed given on the date that it is postmarked (or, if sent by certified or registered mail, on the date of certification or registration). If you revoke your IRA within the seven-day period, you are entitled to a return of the entire amount you contributed into your IRA, without adjustment for such items as sales charges, administrative expenses or fluctuations in market value.


INVESTMENTS

How Are My Regular IRA Contributions Invested?

     You control the investment and reinvestment of contributions to your Regular or Roth IRA. Investments must be in one or more of the Fund(s) available from time to time as listed in the Adoption Agreement for your Regular or Roth IRA or in an investment selection form included with your Adoption Agreement or from the Fund Distributor or Service Company. You direct the investment of your IRA by giving your investment instructions to the Distributor or Service Company for the Fund(s). Since you control the investment of your Regular or Roth IRA, you are responsible for any losses; neither the Custodian, the Distributor nor the Service Company has any responsibility for any loss or diminution in value occasioned by your exercise of investment control. Transactions for your Regular or Roth IRA will generally be at the applicable public offering price or net asset value for shares of the Fund(s) involved next established after the Distributor or the Service Company (whichever may apply) receives proper investment instructions from you; consult the current prospectus for the Fund(s) involved for additional information.

     Before making any investment, read carefully the current prospectus for any Fund you are considering as an investment for your Regular IRA or Roth IRA. The prospectus will contain information about the Fund's investment objectives and policies, as well as any minimum initial investment or minimum balance requirements and any sales, redemption or other charges.

     Because you control the selection of investments for your Regular or Roth IRA and because mutual fund shares fluctuate in value, the growth in value of your IRA cannot be guaranteed or projected.

Are There Any Restrictions on the Use of my Regular IRA Assets?

 The tax-exempt status of your Regular or Roth IRA will be revoked if you engage in any of the prohibited transactions listed in Section 4975 of the tax code. Upon such revocation, your Regular or Roth IRA is treated as distributing its assets to you. The taxable portion of the amount in your IRA will be subject to income tax (unless, in the case of a Roth IRA, the requirements for a tax-free withdrawal are satisfied. Also, you may be subject to a 10% penalty tax on the taxable amount as a premature withdrawal if you have not yet reached the age of 59-1/2.

     Any investment in a collectible (for example, rare stamps) by your Regular or Roth IRA is treated as a withdrawal; the only exception involves certain types of precious metal bullion.

What Is A Prohibited Transaction?

     Generally, a prohibited transaction is any improper use of the assets in your Regular or Roth IRA. Some examples of prohibited transactions are:

     * Direct or indirect sale or exchange of property between you and your Regular or Roth IRA.

     * Transfer of any property from your Regular or Roth IRA to yourself or from yourself to your Regular or Roth IRA.

     Your Regular or Roth IRA could lose its tax exempt status if you use all or part of your interest in your Regular or Roth IRA as security for a loan or borrow any money from your Regular or Roth IRA. Any portion of your Regular or Roth IRA used as security for a loan will be treated as a distribution in the year in which the money is borrowed. This amount may be taxable and you may also be subject to the 10% premature withdrawal penalty on the taxable amount.

FEES AND EXPENSES

Custodian's Fees

The following is a list of the fees charged by the Custodian for maintaining either a Regular IRA or Roth IRA.

*  Account Installation Fee                  $10.00
*  Annual Maintenance Fee per mutual fund    $10.00
*  Termination, Rollover, or Transfer of
   Account to Successor Custodian            $10.00


General Fee Policies

* Fees may be paid by you directly or the Custodian may deduct them from your Regular or Roth IRA.

*  Fees may be changed upon 30 days written notice to you.

* The full annual maintenance fee will be charged for any calendar year during which you have a Regular IRA or Roth
   IRA with us. This fee is not prorated for periods of less than one full year.

* If provided for in this Disclosure Statement or the Adoption Agreement, termination fees are charged when your account is closed whether the funds are distributed to you or transferred to a successor custodian or trustee.

* The Custodian may charge you for its reasonable expenses for services not covered by its fee schedule.

Other Charges

There may be sales or other charges associated with the purchase or redemption of shares of a Fund in which your Regular IRA or Roth IRA is invested. Before investing, be sure to read carefully the current prospectus of any Fund you are considering as an investment for your Regular IRA or Roth IRA for a description of applicable charges.


TAX MATTERS

What Reports does the Custodian Issue?

     The Custodian will report all withdrawals to the IRS and the recipient on the appropriate form. For reporting purposes, a direct transfer of assets to a successor custodian or trustee is not considered a withdrawal.

     The Custodian will report to the IRS the year-end value of your account and the amount of any rollover (including conversions of a Regular IRA to a Roth IRA) or regular contribution made during a calendar year, as well as the tax year for which a contribution is made. Unless the Custodian receives an indication from you to the contrary, it will treat any amount as a contribution for the tax year in which it is received. It is most important that a contribution between January and April 15th for the prior year be clearly designated as such.

What Tax Information Must I Report to the IRS?

     You must file Form 5329 with the IRS for each taxable year for which you made an excess contribution, or you take a premature withdrawal that is subject to the 10% penalty tax, or you withdraw less than the minimum amount required from your Regular IRA. If your beneficiary fails to make required minimum withdrawals from your Regular IRA after your death, your beneficiary may be subject to an excise tax and be required to file Form 5329.

     For Regular IRAs, you must also report each nondeductible contribution to the IRS by designating it a nondeductible contribution on your tax return. Use Form 8606. In addition, for any year in which you make a nondeductible contribution or take a withdrawal, you must include additional information on your tax return. The information required includes: (1) the amount of your nondeductible contributions for that year; (2) the amount of withdrawals from Regular IRAs in that year; (3) the amount by which your total nondeductible contributions for all the years exceed the total amount of your distributions previously excluded from gross income; and (4) the total value of all your Regular IRAs as of the end of the year. If you fail to report any of this information, the IRS will assume that all your contributions were deductible. This will result in the taxation of the portion of your withdrawals that should be treated as a nontaxable return of your nondeductible contributions.

Which Withdrawals Are Subject to Withholding?

     ROTH IRA

     Federal income tax will be withheld at a flat rate of 10% of any taxable withdrawal from your Roth IRA, unless you elect not to have tax withheld. Withdrawals from a Roth IRA are not subject to the mandatory 20% income tax withholding that applies to most distributions from qualified plans or 403(b) accounts that are not directly rolled over to another plan or IRA.

     REGULAR IRA

     Federal income tax will be withheld at a flat rate of 10% from any withdrawal from your Regular IRA, unless you elect not to have tax withheld. Withdrawals from a Regular IRA are not subject to the mandatory 20% income tax withholding that applies to most distributions from qualified plans or 403(b) accounts that are not directly rolled over to another plan or IRA.

ACCOUNT TERMINATION

     You may terminate your Regular IRA or Roth IRA at any time after its establishment by sending a completed withdrawal form (or other withdrawal instructions in a form acceptable to the Custodian), or a transfer authorization form, to:

     State Street Bank and Trust Company
     P.O. Box 419017
     Kansas City, MO 64141-6017

     Your Regular IRA or Roth IRA with State Street Bank will terminate upon the first to occur of the following:

     * The date your properly executed withdrawal form or instructions
       (as described above) withdrawing your total Regular IRA or Roth IRA balance is received and accepted by the Custodian or, if later, the termination date specified in the withdrawal form.

     * The date the Regular IRA or Roth IRA ceases to qualify under the tax code. This will be deemed a termination.

     * The transfer of the Regular IRA or Roth IRA to another custodian/trustee.

     * The rollover of the amounts in the Regular IRA to Roth IRA to another custodian/trustee.

     Any outstanding fees must be received prior to such a termination of your account.

     The amount you receive from your IRA upon termination of the account will be treated as a withdrawal, and thus the rules relating to Regular IRA or Roth IRA withdrawals will apply. For example, if the IRA is terminated before you reach age 59-1/2, the 10% early withdrawal penalty may apply on the amount you receive.

IRA DOCUMENTS

     REGULAR IRA
     The terms contained in Articles I to VII of Part One of the State Street Bank and Trust Company Universal Individual Retirement Custodial Account document have been promulgated by the IRS in Form 5305-A for use in establishing a Regular IRA Custodial Account that meets the requirements of Code Section 408(a) for a valid Regular IRA. This IRS approval relates only to the form of Articles I to VII and is not an approval of the merits of the Regular IRA or of any investment permitted by the Regular IRA.

     ROTH IRA
     The terms contained in Articles I to VII of Part Two of the State Street Bank and Trust Company Universal Individual Retirement Custodial Agreement have been promulgated by the IRS in Form 5305-RA for use in establishing a Roth IRA Custodial Account that meets the requirements of Code Section 408(a) for a valid Roth IRA. This IRS approval relates only to the form of Articles I to VII and is not an approval of the merits of the Roth IRA or of any investment permitted by the Roth IRA.

     Based on our legal advice relating to current tax laws and IRS meetings, State Street Bank believes that the use of a Universal Individual Retirement Account Information Kit such as this, containing information and documents for both a Regular IRA or a Roth IRA, will be acceptable to the IRS. However, if the IRS makes a ruling, or if Congress enacts legislation regarding the use of different documentation, State Street Bank will forward to you new documentation for your Regular IRA or Roth IRA (as appropriate) for you to read and, if necessary, an appropriate new Adoption Agreement to sign. By adopting a Regular IRA or a Roth IRA using these materials, you acknowledge this possibility and agree to this procedure if necessary. In all cases, to the extent permitted State Street Bank will treat your IRA as being opened on the date your account was opened using the Adoption Agreement in this Kit.

ADDITIONAL INFORMATION

     For additional information you may write to the following address or call the following telephone number.

     Thornburg Management Company
     119 East Marcy Street
     Santa Fe, New Mexico 87501

     (800) 847-0200

STATE STREET BANK AND TRUST COMPANY                        Thornburg Funds
UNIVERSAL INDIVIDUAL RETIREMENT
ACCOUNT CUSTODIAL AGREEMENT

Part 1:  Provisions for Regular IRAs

     The following provisions of Articles I to VII are in the form promulgated by the Internal Revenue Service in Form 5305-A for use in establishing an individual retirement custodial account.

Article I.

     The Custodian may accept additional cash contributions on behalf of the Depositor for a tax year of the Depositor. The total cash contributions are limited to $2,000 for the tax year unless the contribution is a rollover contribution described in section 402(c)(but only after December 31, 1992), 403(a)(4), 403(b)(8), 408(d)(3), or an
employer contribution to a simplified employee pension plan as described in section 408(k). Rollover contributions before January 1, 1993 include rollovers described in section 402(a)(5), 402(a)(6), 402(a)(7), 403(a)(4),
403(b)(8) or 408(d)(3) of the Code or an employer contribution to a simplified employee pension plan as described in section 408(k).

Article II.

     The Depositor's interest in the balance in the custodial account is nonforfeitable.

Article III.

1. No part of the custodial funds may be invested in life insurance contracts, nor may the assets of the custodial account be commingled with other property except in a common trust fund or common investment fund (within the meaning of section 408(a)(5) of the Code).

2. No part of the custodial funds may be invested in collectibles (within the meaning of section 408(m) except as otherwise permitted by section 408(m)(3) which provides an exception for certain gold and silver coins and coins issued under the laws of any state.

Article IV.

1. Notwithstanding any provisions of this agreement to the contrary, the distribution of the Depositor's interest in the custodial account shall be made in accordance with the following requirements and shall otherwise comply with section 408(a)(6) and Proposed Regulations section 1.408-8, including the incidental death benefit provisions of Proposed Regulations section 1.401(a)(9)-2, the provisions of which are incorporated by reference.

2. Unless otherwise elected by the time distributions are required to begin to the Depositor under paragraph 3, or to the surviving spouse under paragraph 4, other than in the case of a life annuity, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Depositor and the surviving spouse and shall apply to all subsequent years. The life expectancy of a nonspouse beneficiary may not be recalculated.

3. The Depositor's entire interest in the custodial account must be, or begin to be, distributed by the Depositor's required beginning date, the April 1 following the calendar year end in which the Depositor reaches age 70-1/2. By that date, the Depositor may elect, in a manner acceptable to the Custodian, to have the balance in the custodial account distributed in:

     (a)  A  single-sum payment.

     (b) An annuity contract that provides equal or substantially equal monthly, quarterly, or annual payments over the life of the Depositor.

     (c) An annuity contract that provides equal or substantially equal monthly, quarterly, or annual payments over the joint and last survivor lives of the Depositor and his or her designated beneficiary.

     (d) Equal or substantially equal annual payments over a specified period that may not be longer than the Depositor's life expectancy.

     (e) Equal or substantially equal annual payments over a specified period that may not be longer than the joint life and last survivor expectancy of the Depositor and his or her designated beneficiary.

4. If the Depositor dies before his or her entire interest is distributed to him or her, the entire remaining interest will be distributed as follows:

     (a) If the Depositor dies on or after distribution of his or her interest has begun, distribution must continue to be made in accordance with paragraph 3.

     (b) If the Depositor dies before distribution of his or her interest has begun, the entire remaining interest will, at the election of the Depositor or, if the Depositor has not so elected, at the election of the beneficiary or beneficiaries, either

          (i) Be distributed by the December 31 of the year containing the fifth anniversary of the Depositor's death, or

          (ii) Be distributed in equal or substantially equal payments over the life or life expectancy of the designated beneficiary or beneficiaries starting by December 31 of the year following the year of the Depositor's death. If, however, the beneficiary is the Depositor's surviving spouse, then this distribution is not required to begin before December 31 of the year in which the Depositor would have turned age 70-1/2.

     (c) Except where distribution in the form of an annuity meeting the requirements of section 408(b)(3) and its related regulations has irrevocably commenced, distributions are treated as having begun on the Depositor's required beginning date, even though payments may actually have been made before that date.

     (d) If the Depositor dies before his or her entire interest has been distributed and if the beneficiary is other than the surviving spouse, no additional cash contributions or rollover contributions may be accepted in the account.

5. In the case of distribution over life expectancy in equal or substantially equal annual payments, to determine the minimum annual payment for each year, divide the Depositor's entire interest in the Custodial account as of the close of business on December 31 of the preceding year by the life expectancy of the Depositor (or the joint life and last survivor expectancy of the Depositor and the Depositor's designated beneficiary, or the life expectancy of the designated beneficiary, whichever applies.) In the case of distributions under paragraph 3, determine the initial life expectancy (or joint life and last survivor expectancy) using the attained ages of the Depositor and designated beneficiary as of their birthdays in the year the Depositor reaches age 70-1/2. In the case of a distribution in accordance with paragraph 4(b)(ii), determine life expectancy using the attained age of the designated beneficiary as of the beneficiary's birthday in the year distributions are required to commence.

6. The owner of two or more individual retirement accounts may use the "alternative method" described in Notice 88-38, 1988-1 C.B. 524, to satisfy the minimum distribution requirements described above. This method permits an individual to satisfy these requirements by taking from one individual retirement account the amount required to satisfy the requirement for another.

Article V.

1. The Depositor agrees to provide the Custodian with information necessary for the Custodian to prepare any reports required under section 408(i) and Regulations sections 1.408-5 and 1.408-6.

2. The Custodian agrees to submit reports to the Internal Revenue Service and the Depositor as prescribed by the Internal Revenue Service.

Article VI.

     Notwithstanding any other articles which may be added or incorporated, the provisions of Articles I through III and this sentence will be controlling. Any additional articles that are not consistent with section 408(a) and the related regulations will be invalid.

Article VII.

     This agreement will be amended from time to time to comply with the provisions of the Code and related regulations. Other amendments may be made with the consent of the persons whose signatures appear on the Adoption Agreement.

Part 2:  Provisions for Roth IRAs

     The following provisions of Articles I to VII are in the form promulgated by the Internal Revenue Service in Form 5305-RA for use in establishing a Roth Individual Retirement Custodial Account.

Article I

1. If this Roth IRA is not designated as a Roth Conversion IRA, then, except in the case of a rollover contribution described in section 408A(e), the Custodian will accept only cash contributions and only up to a maximum amount of $2,000 for any tax year of the Depositor.

2. If this Roth IRA is designated as a Roth Conversion IRA, no contributions other than IRA Conversion Contributions made during the same tax year will be accepted.

Article IA

     The $2,000 limit described in Article I is gradually reduced to $0 between certain levels of adjusted gross income (AGI). For a single Depositor, the $2,000 annual contribution is phased out between AGI of $95,000 and $110,000; for a married Depositor who files jointly, between AGI of $150,000 and $160,000; and for a married Depositor who files separately, between $0 and $10,000. In case of a conversion, the Custodian will not accept IRA Conversion Contributions in a tax year if the Depositor's AGI for that tax year exceeds $100,000 or if the Depositor is married and files a separate return. Adjusted gross income is defined in section 408A(c)(3) and does not include IRA Conversion Contributions.

Article II

     The Depositor's interest in the balance in the custodial account is nonforfeitable.

Article III

1. No part of the custodial funds may be invested in life insurance contracts, nor may the assets of the custodial account be commingled with other property except in a common trust fund or common investment fund (within the meaning of section 408(a)(5)).

2. No part of the custodial funds may be invested in collectibles (within the meaning of section 408(m)) except as otherwise permitted by section 408(m)(3), which provides an exception for certain gold, silver, and platinum coins, coins issued under the laws of any state, and certain bullion.

Article IV

1. If the Depositor dies before his or her entire interest is distributed to him or her and the Depositor's surviving spouse is not the sole beneficiary, the entire remaining interest will, at the election of the Depositor or, if the Depositor has not so elected, at the election of the beneficiary or beneficiaries, either:

     (a) Be distributed by December 31 of the year containing the fifth anniversary of the Depositor's death, or

     (b) Be distributed over the life expectancy of the designated beneficiary starting no later than December 31 of the year following the year of the Depositor's death.

If distributions do not begin by the date described in (b), distribution method (a) will apply.

2. In the case of distribution method 1(b) above, to determine the minimum annual payment for each year, divide the Depositor's entire interest in the trust as of the close of business on December 31 of the preceding year by the life expectancy of the designated beneficiary using the attained age of the designated beneficiary as of the beneficiary's birthday in the year distributions are required to commence and subtract 1 for each subsequent year.

3. If the Depositor's spouse is the sole beneficiary on the Depositor's date of death, such spouse will then be treated as the Depositor.

Article V

1. The Depositor agrees to provide the Custodian with information necessary for the Custodian to prepare any reports required under sections 408(i) and 408A(d)(3)(E), and Regulations section 1.408-5 and 1.408-6, and under guidance published by the Internal Revenue Service.

2. The Custodian agrees to submit reports to the Internal Revenue Service and the Depositor as prescribed by the Internal Revenue Service.

Article VI

     Notwithstanding any other articles which may be added or incorporated, the provisions of Articles I through IV and this sentence will be controlling. Any additional articles that are not consistent with section 408A, the related regulations, and other published guidance will be invalid.

Article VII

     This agreement will be amended from time to time to comply with the provisions of the Code, related regulations, and other published guidance.
 Other amendments may be made with the consent of the persons whose signatures appear below.

Part 3:  Provisions applicable to both Regular and Roth IRAs

Article VIII.

1. As used in this Article VIII the following terms have the following meanings:

"Custodian" means State Street Bank and Trust Company.

"Fund" means any registered investment company which is specified in the Adoption Agreement, or which is advised, sponsored, or distributed by Sponsor; provided, however, that such a mutual fund or registered investment company must be legally offered for sale in the state of the Depositor's residence.

"Distributor" means the entity which has a contract with the Fund(s) to serve as distributor of the shares of such Fund(s).

In any case where there is no Distributor, the duties assigned hereunder to the Distributor may be performed by the Fund(s) or by an entity that has a contract to perform management or investment advisory services for the Fund(s).

"Service Company" means any entity employed by the Custodian or the Distributor, including the transfer agent for the Fund(s), to perform various administrative duties of either the Custodian or the Distributor.

In any case where there is no Service Company, the duties assigned hereunder to the Service Company will be performed by the Distributor (if any) or by an entity specified in the second preceding paragraph.

"Sponsor" means [insert fund management company or other fund entity that is making Fund(s) available under this Agreement and has the power to appoint a successor custodian].

2. The Depositor may revoke the custodial account established hereunder by mailing or delivering a written notice of revocation to the Custodian within seven days after the Depositor receives the Disclosure Statement related to the custodial account. Mailed notice is treated as given to the Custodian on date of the postmark (or on the date of Post Office certification or registration in the case of notice sent by certified or registered mail). Upon timely revocation, the Depositor's initial contribution will be returned, without adjustment for administrative expenses, commissions or sales charges, fluctuations in market value or other changes.

The Depositor may certify in the Adoption Agreement that the Depositor received the Disclosure Statement related to the Custodial Account at least seven days before the Depositor signed the Adoption Agreement to establish the Custodial Account, and the Custodian may rely upon such certification.

3. All contributions to the custodial account shall be invested and reinvested in full and fractional shares of one or more Funds. Such investments shall be made in such proportions and/or in such amounts as Depositor from time to time in the Adoption Agreement or by other written notice to the Service Company (in such form as may be acceptable to the Service Company) may direct.

The Service Company shall be responsible for promptly transmitting all investment directions by the Depositor for the purchase or sale of shares of one or more Funds hereunder to the Funds' transfer agent for execution.
 However, if investment directions with respect to the investment of any contribution hereunder are not received from the Depositor as required or, if received, are unclear or incomplete in the opinion of the Service Company, the contribution will be returned to the Depositor without liability for interest or for loss of income or appreciation. If any directions or other orders by the Depositor with respect to the sale or purchase of shares of one or more Funds for the custodial account are unclear or incomplete in the opinion of the Service Company, the Service Company will refrain from carrying out such investment directions or from executing any such sale or purchase, without liability for loss of income or for appreciation or depreciation of any asset, pending receipt of clarification or completion from the Depositor.

All investment directions by Depositor will be subject to any minimum initial or additional investment or minimum balance rules applicable to a Fund as described in its prospectus.
All dividends and capital gains or other distributions received on the shares of any Fund held in the Depositor's account shall be (unless received in additional shares) reinvested in full and fractional shares of such Fund (or of any other Fund offered by the Sponsor, if so directed).

4. Subject to the minimum initial or additional investment, minimum balance and other exchange rules applicable to a Fund, the Depositor may at any time direct the Service Company to exchange all or a specified portion of the shares of a Fund in the Depositor's account for shares and fractional shares of one or more other Funds. The Depositor shall give such directions by written or telephonic notice acceptable to the Service Company, and the Service Company will process such directions as soon as practicable after receipt thereof (subject to the second paragraph of Section 3 of this Article VIII.

5. Any purchase or redemption of shares of a Fund for or from the Depositor's account will be effected at the public offering price or net asset value of such Fund (as described in the then effective prospectus for such Fund) next established after the Service Company has transmitted the Depositor's investment directions to the transfer agent for the Fund(s).

Any purchase, exchange, transfer or redemption of shares of a Fund for or from the Depositor's account will be subject to any applicable sales, redemption or other charge as described in the then effective prospectus for such Fund.

6. The Service Company shall maintain adequate records of all purchases or sales of shares of one or more Funds for the Depositor's custodial account.
 Any account maintained in connection herewith shall be in the name of the Custodian for the benefit of the Depositor. All assets of the custodial account shall be registered in the name of the Custodian or of a suitable nominee. The books and records of the Custodian shall show that all such investments are part of the custodial account.

The Custodian shall maintain or cause to be maintained adequate records reflecting transactions of the custodial account. In the discretion of the Custodian, records maintained by the Service Company with respect to the account hereunder will be deemed to satisfy the Custodian's recordkeeping responsibilities therefor. The Service Company agrees to furnish the Custodian with any information the Custodian requires to carry out the Custodian's recordkeeping responsibilities.

7. Neither the Custodian nor any other party providing services to the custodial account will have any responsibility for rendering advice with respect to the investment and reinvestment of Depositor's custodial account, nor shall such parties be liable for any loss or diminution in value which results from Depositor's exercise of investment control over his custodial account. Depositor shall have and exercise exclusive responsibility for and control over the investment of the assets of his custodial account, and neither Custodian nor any other such party shall have any duty to question his directions in that regard or to advise him regarding the purchase, retention or sale of shares of one or more Funds for the custodial account.

8. The Depositor may appoint an investment advisor with respect to the custodial account on a form acceptable to the Custodian and the Service Company. The investment advisor's appointment will be in effect until written notice to the contrary is received by the Custodian and the Service Company. While an investment advisor's appointment is in effect, the investment advisor may issue investment directions or may issue orders for the sale or purchase of shares of one or more Funds to the Service Company, and the Service Company will be fully protected in carrying out such investment directions or orders to the same extent as if they had been given by the Depositor.

The Depositor's appointment of any investment advisor will also be deemed to be instructions to the Custodian and the Service Company to pay such investment advisor's fees to the investment advisor from the custodial account hereunder without additional authorization by the Depositor or the Custodian.

9. Distribution of the assets of the custodial account shall be made at such time and in such form as Depositor (or the Beneficiary if Depositor is deceased) shall elect by written order to the Custodian. Depositor acknowledges that any distribution (except for distribution on account of Depositor's disability or death, return of an "excess contribution" referred to in Code Section 408(d), or a "rollover" from this custodial account) made earlier than age 59-1/2 may subject Depositor to an "additional tax on early distributions" under Code Section 72(t). For that purpose, Depositor will be considered disabled if Depositor can prove, as provided in Code Section 72(m)(7), that Depositor is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or be of long-continued and indefinite duration. It is the responsibility of the Depositor (or the Beneficiary) by appropriate distribution instructions to the Custodian to insure that the distribution requirements of Code
Section 401(a)(9) and Article IV above are met. If the Depositor (or Beneficiary) does not direct the Custodian to make distributions from the custodial account by the time that such distributions are required to commence in accordance with such distribution requirements, the Custodian (and Service Company) shall assume that the Depositor (or Beneficiary) is meeting the minimum distribution requirements from another individual retirement arrangement maintained by the Depositor (or Beneficiary) and the Custodian and Service Company shall be fully protected in so doing. The Depositor (or the Depositor's surviving spouse) may elect to comply with the distribution requirements in Article IV using the recalculation of life expectancy method, or may elect that the life expectancy of the Depositor (and/or the Depositor's surviving spouse) will not be recalculated; any such election may be in such form as the Depositor (or surviving spouse) provides (including the calculation of minimum distribution amounts in accordance with a method that does not provide for recalculation of the life expectancy of one or both of the Depositor and surviving spouse and instructions to the Custodian in accordance with such method). Notwithstanding paragraph 2 of Article IV, unless an election to have life expectancies recalculated annually is made by the time distributions are required to begin, life expectancies shall not be recalculated. Neither Custodian nor any other party providing services to the custodial account assumes any responsibility for the tax treatment of any distribution from the custodial account; such responsibility rests solely with the person ordering the distribution.

10. Custodian assumes (and shall have) no responsibility to make any distribution except upon the written order of Depositor (or Beneficiary if Depositor is deceased) containing such information as the Custodian may reasonably request. Also, before making any distribution or honoring any assignment of the custodial account, Custodian shall be furnished with any and all applications, certificates, tax waivers, signature guarantees and other documents (including proof of any legal representative's authority) deemed necessary or advisable by Custodian, but Custodian shall not be responsible for complying with an order which appears on its face to be genuine, or for refusing to comply if not satisfied it is genuine, and Custodian has no duty of further inquiry. Any distributions from the account may be mailed, first-class postage prepaid, to the last known address of the person who is to receive such distribution, as shown on the Custodian's records, and such distribution shall to the extent thereof completely discharge the Custodian's liability for such payment.

11. (a) The term "Beneficiary" means the person or persons designated as such by the "designating person" (as defined below) on a form acceptable to the Custodian for use in connection with the custodial account, signed by the designating person, and filed with the Custodian. The form may name individuals, trusts, estates, or other entities as either primary or contingent beneficiaries. However, if the designation does not effectively dispose of the entire custodial account as of the time distribution is to commence, the term
"Beneficiary" shall then mean the designating person's estate with respect to the assets of the custodial account not disposed of by the designation form. The form last accepted by the Custodian before such distribution is to commence, provided it was received by the Custodian (or deposited in the U.S. Mail or with a delivery service) during the designating person's lifetime, shall be controlling and, whether or not fully dispositive of the custodial account, thereupon shall revoke all such forms previously filed by that person. The term "designating person" means Depositor during his/her lifetime, but only after Depositor's death, it also means Depositor's spouse if the spouse elects to treat the Custodial Account as the spouse's own Custodial Account in accordance with the applicable provisions of the Code.

     (b) When and after distributions from the custodial account to Depositor's Beneficiary commence, all rights and obligations assigned to Depositor hereunder shall inure to, and be enjoyed and exercised by, Beneficiary instead of Depositor.

12. (a) The Depositor agrees to provide information to the Custodian at such time and in such manner as may be necessary for the Custodian to prepare any reports required under Section 408(i) of the Code and the regulations thereunder or otherwise.

     (b) The Custodian or the Service Company will submit reports to the Internal Revenue Service and the Depositor at such time and manner and containing such information as is prescribed by the Internal
Revenue Service.

     (c) The Depositor, Custodian and Service Company shall furnish to each other such information relevant to the custodial account as may be required under the Code and any regulations issued or forms adopted by the Treasury Department thereunder or as may otherwise be necessary for the administration of the custodial account.

     (d) The Depositor shall file any reports to the Internal Revenue Service which are required of him by law (including Form 5329), and neither the Custodian nor Service Company shall have any duty to advise Depositor concerning or monitor Depositor's compliance with such requirement.

13. (a) Depositor retains the right to amend this custodial account document in any respect at any time, effective on a stated date which shall be at least 60 days after giving written notice of the amendment (including its exact terms) to Custodian by registered or certified mail, unless Custodian waives notice as to such amendment.
 If the Custodian does not wish to continue serving as such under this custodial account document as so amended, it may resign in accordance with Section 17 below.

     (b) Depositor delegates to the Custodian the Depositor's right so to amend, provided (i) the Custodian does not change the investments available under this Custodial Agreement and (ii) the Custodian amends in the same manner all agreements comparable to this one, having the same Custodian, permitting comparable investments, and under which such power has been delegated to it; this includes the power to amend retroactively if necessary or appropriate in the opinion of the Custodian in order to conform this custodial account to pertinent provisions of the Code and other laws or successor provisions of law, or to obtain a governmental ruling that such requirements are met, to adopt a prototype or master form of agreement in substitution for this Agreement, or as otherwise may be advisable in the opinion of the Custodian. Such an amendment by the Custodian shall be communicated in writing to Depositor, and Depositor shall be deemed to have consented thereto unless, within 30 days after such communication to Depositor is mailed, Depositor either (i) gives Custodian a written order for a complete distribution or transfer of the custodial account, or (ii) removes the Custodian and appoints a successor under Section 17 below.

     Pending the adoption of any amendment necessary or desirable to conform this custodial account document to the requirements of any amendment to the Internal Revenue Code or regulations or rulings thereunder, the Custodian and the Service Company may operate the Depositor's custodial account in accordance with such requirements to the extent that the Custodian and/or the Service Company deem necessary to preserve the tax benefits of the account.

     (c) Notwithstanding the provisions of subsections (a) and (b) above, no amendment shall increase the responsibilities or duties of Custodian without its prior written consent.

     (d) This Section 13 shall not be construed to restrict the Custodian's right to substitute fee schedules in the manner provided by Section 16 below, and no such substitution shall be deemed to be an amendment of this Agreement.

14. (a) Custodian shall terminate the custodial account if this Agreement is terminated or if, within 30 days (or such longer time as Custodian may agree) after resignation or removal of Custodian under Section
17, Depositor or Sponsor, as the case may be, has not appointed a successor which has accepted such appointment. Termination of the custodial account shall be effected by distributing all assets thereof in a single payment in cash or in kind to Depositor, subject to Custodian's right to reserve funds as provided in Section 17.

     (b) Upon termination of the custodial account, this custodial account document shall have no further force and effect (except for Sections
15(f), 17(b) and (c) hereof which shall survive the termination of the Custodial Account and this document), and Custodian shall be relieved from all further liability hereunder or with respect to the custodial account and all assets thereof so distributed.

15. (a) In its discretion, the Custodian may appoint one or more contractors or service providers to carry out any of its functions and may compensate them from the custodial account for expenses attendant to those functions.

     (b) The Service Company shall be responsible for receiving all instructions, notices, forms and remittances from Depositor and for dealing with or forwarding the same to the transfer agent for the Fund(s).

     (c) The parties do not intend to confer any fiduciary duties on Custodian or Service Company (or any other party providing services to the custodial account), and none shall be implied. Neither shall be liable (or assumes any responsibility) for the collection of contributions, the proper amount, time or deductibility of any contribution to the custodial account or the propriety of any contributions under this Agreement, or the purpose, time, amount (including any minimum distribution amounts) or propriety of any distribution hereunder, which matters are the responsibility of Depositor and Depositor's Beneficiary.

     (d) Not later than 60 days after the close of each calendar year (or after the Custodian's resignation or removal), the Custodian or Service Company shall file with Depositor a written report or reports reflecting the transactions effected by it during such period and the assets of the custodial account at its close. Upon the expiration of 60 days after such a report is sent to Depositor (or Beneficiary), the Custodian or Service Company shall be forever released and discharged from all liability and accountability to anyone with respect to transactions shown in or reflected by such report except with respect to any such acts or transactions as to which Depositor shall have filed written objections with the Custodian or Service
Company within such 60 day period.

     (e) The Service Company shall deliver, or cause to be delivered, to Depositor all notices, prospectuses, financial statements and other reports to shareholders, proxies and proxy soliciting materials relating to the shares of the Funds(s) credited to the custodial account. No shares shall be voted, and no other action shall be taken pursuant to such documents, except upon receipt of adequate written instructions from Depositor.

     (f) Depositor shall always fully indemnify Service Company, Distributor, the Fund(s), Sponsor and Custodian and save them harmless from any and all liability whatsoever which may arise either
(i) in connection with this Agreement and the matters which it contemplates, except that which arises directly out of the Service Company's, Distributor's, Fund's, Sponsor's or Custodian's bad faith, gross negligence or willful misconduct, (ii) with respect to making or failing to make any distribution, other than for failure to make distribution in accordance with an order therefor which is in full compliance with Section 10, or (iii) actions taken or omitted in good faith by such parties. Neither Service Company nor Custodian shall be obligated or expected to commence or defend any legal action or proceeding in connection with this Agreement or such matters unless agreed upon by that party and Depositor, and unless fully indemnified for so doing to that party's satisfaction.

     (g) The Custodian and Service Company shall each be responsible solely for performance of those duties expressly assigned to it in this Agreement, and neither assumes any responsibility as to duties assigned to anyone else hereunder or by operation of law.

     (h) Custodian and Service Company may each conclusively rely upon and shall be protected in acting upon any written order from Depositor or Beneficiary, or any investment advisor appointed under Section 8, or any other notice, request, consent, certificate or other instrument or paper believed by it to be genuine and to have been properly executed, and so long as it acts in good faith, in taking or omitting to take any other action in reliance thereon. In addition, Custodian will carry out the requirements of any apparently valid court order relating to the custodial account and will incur no liability or responsibility for so doing.

     16. (a) The Custodian, in consideration of its services under this Agreement, shall receive the fees specified on the applicable fee schedule. The fee schedule originally applicable shall be the one specified in the Adoption Agreement or the Disclosure Statement, as applicable. The Custodian may substitute a different fee schedule at any time upon 30 days' written notice to Depositor. The Custodian shall also receive reasonable fees for any services not contemplated by any applicable fee schedule and either deemed by it to be necessary or desirable or requested by Depositor.

     (b) Any income, gift, estate and inheritance taxes and other taxes of any kind whatsoever, including transfer taxes incurred in connection with the investment or reinvestment of the assets of the custodial account, that may be levied or assessed in respect to such assets, and all other administrative expenses incurred by the Custodian in the performance of its duties (including fees for legal services rendered to it in connection with the custodial account) shall be charged to the custodial account.

     (c) All such fees and taxes and other administrative expenses charged to the custodial account shall be collected either from the amount of any contribution or distribution to or from the account, or (at the option of the person entitled to collect such amounts) to the extent possible under the circumstances by the conversion into cash of sufficient shares of one or more Funds held in the custodial account (without liability for any loss incurred thereby). Notwithstanding the foregoing, the Custodian or Service Company may make demand upon the Depositor for payment of the amount of such fees, taxes and other administrative expenses. Fees which remain outstanding after 60 days may be subject to a collection charge.

17. (a) Upon 30 days' prior written notice to the Custodian, Depositor or Sponsor, as the case may be, may remove it from its office hereunder.
 Such notice, to be effective, shall designate a successor custodian and shall be accompanied by the successor's written acceptance. The Custodian also may at any time resign upon 30 days' prior written notice to Sponsor, whereupon the Sponsor shall notify the Depositor
(or Beneficiary) and shall appoint a successor to the Custodian. In connection with its resignation hereunder, the Custodian may, but is not required to, designate a successor custodian by written notice to the Sponsor or Depositor (or Beneficiary), and the Sponsor or Depositor (or Beneficiary) will be deemed to have consented to such successor unless the Sponsor or Depositor (or Beneficiary) designates a different successor custodian and provides written notice thereof together with such a different successor's written acceptance by such date as the Custodian specifies in its original notice to the Sponsor or Depositor (or Beneficiary) (provided that the Sponsor or Depositor
(or Beneficiary) will have a minimum of 30 days to designate a different successor).

     (b) The successor custodian shall be a bank, insured credit union, or other person satisfactory to the Secretary of the Treasury under Code
Section 408(a)(2). Upon receipt by Custodian of written acceptance by its successor of such successor's appointment, Custodian shall transfer and pay over to such successor the assets of the custodial account and all records (or copies thereof) of Custodian pertaining thereto, provided that the successor custodian agrees not to dispose of any such records without the Custodian's consent. Custodian is authorized, however, to reserve such sum of money or property as it may deem advisable for payment of all its fees, compensation, costs, and expenses, or for payment of any other liabilities constituting a charge on or against the assets of the custodial account or on or against the Custodian, with any balance of such reserve remaining after the payment of all such items to be paid over to the successor custodian.

     (c) Any Custodian shall not be liable for the acts or omissions of its predecessor or its successor.

18. References herein to the "Internal Revenue Code" or "Code" and sections thereof shall mean the same as amended from time to time, including successors to such sections.

19. Except where otherwise specifically required in this Agreement, any notice from Custodian to any person provided for in this Agreement shall be effective if sent by first-class mail to such person at that person's last address on the Custodian's records.

20. Depositor or Depositor's Beneficiary shall not have the right or power to anticipate any part of the custodial account or to sell, assign, transfer, pledge or hypothecate any part thereof. The custodial account shall not be liable for the debts of Depositor or Depositor's Beneficiary or subject to any seizure, attachment, execution or other legal process in respect thereof. At no time shall it be possible for any part of the assets of the custodial account to be used for or diverted to purposes other than for the exclusive benefit of the Depositor or his/her Beneficiary.

21. When accepted by the Custodian, this Agreement is accepted in and shall be construed and administered in accordance with the laws of the state where the principal office of the Custodian is located. Any action involving the Custodian brought by any other party must be brought in such state.

If in the Adoption Agreement, Depositor designates that the Custodial Account is a Regular IRA, this Agreement is intended to qualify under Code
Section 408(a) as an individual retirement Custodial Account and to entitle Depositor to the retirement savings deduction under Code Section 219 if available. If in the Adoption Agreement Depositor designates that the Custodial Account is a Roth IRA, this Agreement is intended to qualify under Code Section 408A as a Roth Individual retirement Custodial Account and to entitle Depositor to the tax-free withdrawal of amounts from the Custodial Account to the extent permitted in such Code Section.

If any provision hereof is subject to more than one interpretation or any term used herein is subject to more than one construction, such ambiguity shall be resolved in favor of that interpretation or construction which is consistent with the intent expressed in whichever of the two preceding sentences is applicable.

However, Custodian shall not be responsible for whether or not such intentions are achieved through use of this Agreement, and Depositor is referred to Depositor's attorney for any such assurances.

22. Depositor should seek advice from Depositor's attorney regarding the legal consequences (including but not limited to federal and state tax matters) of entering into this Agreement, contributing to the custodial account, and ordering Custodian to make distributions from the account. Depositor acknowledges that Custodian and Service Company (and any company associated therewith) are prohibited by law from rendering such advice.

23. If any provision of any document governing the Custodial Account provides for notice, instructions or other communications from one party to another in writing, to the extent provided for in the procedures of the Custodian, Service Company or another party, any such notice, instructions or other communications may be given by telephonic, computer, other electronic or other means, and the requirement for written notice will be deemed satisfied.

24.  The legal documents governing the custodial Account are as follows:

     (a) If in the Adoption Agreement the Depositor designated the Custodial Account as a Regular IRA under Code Section 408(a), the provisions of Part One and Part Three of this Agreement and the provisions of the Adoption Agreement are the legal documents governing the Depositor's Custodial Account.

     (b) If in the Adoption Agreement the Depositor designated the Custodial Account as a Roth IRA under Code Section 408A, the provisions of Part Two and Part Three of this Agreement and the provision of the Adoption Agreement are the legal documents governing the Depositor's Custodial Account.

     (c) In the Adoption Agreement the Depositor must designate the Custodian Account as either a Roth IRA or a Regular IRA, and a separate account will be established for such IRA. One Custodial Account may not serve as a Roth IRA and a Regular IRA (through the use of subaccounts or otherwise).

25. Articles I through VII of Part One of this Agreement are in the form promulgated by the Internal Revenue Service as Form 5305-A. It is anticipated that, if and when the Internal Revenue Service promulgates changes to Form 5305-A, the Custodian will amend this Agreement correspondingly.

Articles I through VII of Part Two of this Agreement are in the form promulgated by the Internal Revenue Service as Form 5305-RA. It is anticipated that, if and when the Internal Revenue Service promulgates changes to Form 5305-RA, the Custodian will amend this Agreement correspondingly.

The Internal Revenue Service has endorsed the use of documentation permitting a Depositor to establish either a Regular IRA or Roth IRA (but not both using a single Adoption Agreement), and this Kit complies with the requirements of the IRS guidance for such use. If the Internal Revenue Service subsequently determines that such an approach is not permissible, or that the use of a "combined" Adoption Agreement does not establish a valid Regular IRA or a Roth IRA (as the case may be), the Custodian will furnish the Depositor with replacement documents and the Depositor will if necessary sign such replacement documents. Depositor acknowledges and agrees to such procedures and to cooperate with Custodian to preserve the intended tax treatment of the Account.

26.  If the Depositor maintains an Individual Retirement Account under Code section 408(a), Depositor may convert or transfer such other IRA to a Roth IRA under Code section 408A using the terms of this Agreement and the Adoption Agreement by completing and executing the Adoption Agreement and giving suitable directions to the Custodian and the custodian or trustee of such other IRA. Alternatively, the Depositor may convert or transfer such other IRA to a Roth IRA by use of a reply card or by telephonic, computer or electronic means in accordance with procedures adopted by the Custodian or Service Company intended to meet the requirements of Code section 408A, and the Depositor will be deemed to have executed the Adoption Agreement and adopted the provisions of this Agreement and the Adoption Agreement in accordance with such procedures.

27.	The Depositor acknowledges that he or she has received and read the current prospectus for each Fund in which his or her account is invested and the Individual Retirement Account Disclosure Statement related to the Account. The Depositor represents under penalties of perjury that his or her Social Security number (or other Taxpayer Identification Number) as stated in the Adoption Agreement is correct.

Thornburg Limited Term U.S. Government Fund

Thornburg Limited Term Income Fund

Thornburg Value Fund

<Thornburg logo>

119 East Marcy Street, Santa Fe, NM 87501
800-847-0200
www.thornburg.com     e-mail:  postmaster@thornburg.com





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